ANNUAL REPORT TO CONTRACTOWNERS

----------------------------
   THE GUARDIAN INVESTOR
----------------------------
RETIREMENT ASSET MANAGER(SM)
----------------------------

      December 31, 1998

        THE GUARDIAN
     SEPARATE ACCOUNT E
----------------------------

o THE GUARDIAN STOCK FUND, INC.

o THE GUARDIAN BOND FUND, INC.

o THE GUARDIAN CASH FUND, INC.

o GABELLI CAPITAL ASSET FUND

o BAILLIE GIFFORD
  INTERNATIONAL FUND

o BAILLIE GIFFORD EMERGING
  MARKETS FUND

o THE GUARDIAN SMALL CAP STOCK
  FUND, INC.

o VALUE LINE CENTURION FUND, INC.

o VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

o MFS GROWTH WITH INCOME SERIES

EXECUTIVE OFFICE
201 Park Avenue South
New York, New York 10003

CUSTOMER SERVICE OFFICE
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210
1-800-221-3253

   [LOGO]
GUARDIAN(SM)

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

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Performance Summary
--------------------

                                [GRAPHIC OMITTED]

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Investment Option                                           Total Return*
-----------------                                           -------------
The Guardian Stock Fund ...................................    18.37%
Baillie Gifford International Fund ........................    19.66%
Baillie Gifford Emerging Markets Fund .....................   -27.69%
Value Line Centurion Fund .................................    25.88%
Value Line Strategic Asset Mgt. Trust .....................    25.86%
Gabelli Capital Asset Fund ................................    10.31%
The Guardian Bond Fund ....................................     6.74%
The Guardian Cash Fund ....................................     3.80%
The Guardian Small Cap Stock Fund .........................    -6.93%
MFS Growth with Income Series .............................    20.80%
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Fixed-Rate Option
-----------------

      The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option during 1998 were as follows: for the month of January 5.40%; for the months of February through September 5.25%, and for the months of October through December 5.00%.

      Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.
--------------------------------------------------------------------------------

* The chart above shows the total returns for each investment option under The Guardian Investor Retirement Asset Manager based on the percentage change in unit values during the period January 1, 1998 through December 31, 1998. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk and administrative service charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract fee or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

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

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Dear Contractowner:
-------------------

[Photo of Joseph D. Sargent, CLU President & CEO]

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC), and its parent, The Guardian Life Insurance Company of America, I am proud to introduce this Annual Report on the performance of your contract's separate account and its underlying investment options during 1998. I hope you will enjoy learning more about your investments as well as the economic outlook for the coming year.

      Once again, we are proud to report that as of December 31, 1998, GIAC continues to enjoy exemplary ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to the investment options available under The Guardian Investor Retirement Asset Manager, which are subject to the risks of investing in securities. We are very proud of our ratings because they reflect the strength of GIAC, which stands behind the contract's guarantees.

      We at GIAC have a strong commitment to our contractowners. We strive to keep you informed about your investments and the current economic environment, in order to help you make the best possible decisions for your future.

      To this end, we have included a letter from Frank J. Jones, Ph.D., Chief Investment Officer of GIAC, and interviews with the managers of your contract's underlying investment options. I invite you to read these materials to learn more about the strategies used to manage your investment options during the past year.

      Thank you for continuing to invest for your future through GIAC.

Sincerely,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

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

THE GUARDIAN INVESTOR

Retirement Asset Manager

Table of Contents

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview           Investments
--------------------------------------------------------------------------------
Economic Report                                                          5
--------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund                              8                  40
--------------------------------------

Objective:        Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:        At least 80% common stocks
                  and securities convertible
                  into common stocks
--------------------------------------------------------------------------------
Inception:        April 13, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $3,665,195,881
--------------------------------------------------------------------------------

"We believe that the best way to achieve consistently outstanding returns is to combine tried and tested quantitative tools with good investment judgments."

                          -- Larry Luxenberg, C.F.A.   -- John B. Murphy, C.F.A.
                             Co-Portfolio Manager         Co-Portfolio Manager


--------------------------------------------------------------------------------
The Guardian Bond Fund                               12                 50
--------------------------------------

Objective:        Maximum current income without
                  undue risk of principal.
                  Capital appreciation is a
                  secondary objective
--------------------------------------------------------------------------------
Portfolio:        At least 80% investment-grade
                  debt securities and U.S.
                  government securities
--------------------------------------------------------------------------------
Inception:        May 1, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $381,387,095
--------------------------------------------------------------------------------

"In 1998, clearly what distinguished one fund's performance from another was owning a well-diversified fixed income portfolio that focused on relative valuations and asset allocation."

                         -- Howard W. Chin           -- Thomas G. Sorell, C.F.A.
                            Co-Portfolio Manager        Co-Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Cash Fund                               28                 58
--------------------------------------

Objective:        As high a level of current
                  income as is consistent
                  with preservation of capital
                  and liquidity
--------------------------------------------------------------------------------
Portfolio:        Short-term money market
                  instruments
--------------------------------------------------------------------------------
Inception:        November 1, 1981
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $419,482,654
--------------------------------------------------------------------------------

"The Guardian Cash Fund is a place for investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds."

                                                      -- Alexander M. Grant, Jr.
                                                         Portfolio Manager

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                           14                 70
--------------------------------------

Objective:        Growth of capital. Current
                  income is a secondary
                  objective
--------------------------------------------------------------------------------
Portfolio:        Primarily common and
                  preferred stocks and other
                  securities representing the
                  right to acquire common stocks
--------------------------------------------------------------------------------
Inception:        May 1, 1995
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $155,360,967
--------------------------------------------------------------------------------

"We remain committed to identifying and investing in quality companies selling at a discount to our thorough appraisal of their "real world" economi value. We believe this strategy leads to rewards regardless of what the market has in store in 1999."

                                                     -- Mario J. Gabelli, C.F.A.
                                                        Portfolio Manager

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview           Investments
--------------------------------------------------------------------------------
Baillie Gifford International Fund                   16                 80
--------------------------------------

Objective:        Long-term capital
                  appreciation
--------------------------------------------------------------------------------
Portfolio:        At least 80% in a diversified
                  portfolio common stocks of
                  companies domiciled outside
                  of the United States
--------------------------------------------------------------------------------
Inception:        February 8, 1991
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $680,290,062
--------------------------------------------------------------------------------

"We . . . focus our efforts on finding the best business to invest in for your Fund, and let the availability of those attractive businesses be the main guide to the countries in which we should and should not place your money."

                                                            -- R. Robin Menzies
                                                               Portfolio Manager

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund                18                 86
--------------------------------------

Objective:        Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio:        At least 65% in a portfolio
                  of common stocks issued by
                  emerging market companies
--------------------------------------------------------------------------------
Inception:        October 17, 1994
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $50,663,561
--------------------------------------------------------------------------------

"The crucial element these markets need is confidence. We are encouraged that the performance of these markets has begun to improve, but we feel a clear resolution of Brazil's problems is necessary before we can become more bullish about emerging markets as a whole."

                                                           -- Edward H. Hocknell
                                                              Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund                    20                 94
--------------------------------------

Objective:        Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:        At least 85% in a diversified
                  portfolio of common stocks and
                  convertible securities issued
                  by companies with small market
                  capitalization
--------------------------------------------------------------------------------
Inception:        July 16, 1997
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $193,592,901
--------------------------------------------------------------------------------

"Fundamental knowledge of the companies is critical, particularly when dealing with small companies, many of which have shorter operating histories, more variable operations and less research coverage."

                                                      -- Larry Luxenberg, C.F.A.
                                                         Portfolio Manager

--------------------------------------------------------------------------------
Value Line Centurion Fund                            22                 108
--------------------------------------

Objective:        Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:        At least 90% common stocks
--------------------------------------------------------------------------------
Inception:        November 15, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $815,207,150
--------------------------------------------------------------------------------

"Our strategy has been consistently focused on our forecasts for decelerating growth, benign inflation, lower interest rates, and a modest increase in corporate profits."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview           Investments
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust          24                 118
-------------------------------------------

Objective:        High total return consistent
                  with reasonable risk
--------------------------------------------------------------------------------
Portfolio:        Stocks, bonds and money
                  market instruments
--------------------------------------------------------------------------------
Inception:        October 1, 1987
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $1,414,283,697
--------------------------------------------------------------------------------

"For stock selection, we rely on the Value Line Timeliness Ranking System. This proprietary tool favors stocks with strong earnings momentum. To reduce risk, we maintain a diversified portfolio that doesn't stray too far from the industry weightings of the S&P 500."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

--------------------------------------------------------------------------------
MFS Growth with Income Series                        26                 132
-------------------------------------------

Objective:        Reasonable current income
                  and long-term growth of
                  capital and income
--------------------------------------------------------------------------------
Portfolio:        At least 65% of its assets
                  in equity securities that are
                  believed to have long-term
                  prospects for growth and income
--------------------------------------------------------------------------------
Inception:        October 9, 1995
--------------------------------------------------------------------------------
Net Assets at December 31, 1998:  $244,310,267
--------------------------------------------------------------------------------

"We believe that our research-focused investment discipline has helped us discern which companies' earnings are growing consistently."

                                                      -- John D. Laupheimer, Jr.
                                                         Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Separate Account E                                         30
-------------------------------------------

Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

--------------------------------------------------------------------------------
Economic Report
----------------------------------

[Photo of Frank J. Jones, Ph. D. Chief Investment Officer]

The Bad, The Ugly, and The Surprisingly Good

      In retrospect, 1998 turned out to provide surprisingly strong investment returns given the modest expectations going into the year and the various negative events that occurred during the year. Prior to 1998, the U.S. economy had expanded (i.e. had no recession) since April 1991, the third longest post-WWII expansion. Preceding 1998, there were three consecutive years of exceptional stock market performance, with returns on the S&P 500 Index(1) of 37.38%, 23.83%, and 33.28% during 1995, 1996 and 1997, respectively, continuing the bull market which began in September 1990. The 30-year Treasury bond yield declined to 5.93% at the end of 1997.

      Given this preceding strength, few analysts would have been surprised if 1998 experienced the end of the economic expansion, the end of the stock bull market, and a retraction in the bond market. And the expectations for the economy, the stock market and the bond market for 1998 would have been even more negative if it had been known that during 1998 there would be an impeachment, the first since 1868; a one-month 14% decline in the S&P 500, the largest monthly decline since October 1987; a devaluation and a default by Russia; a failure and near bankruptcy by the high-profile U.S. hedge fund, Long-Term Capital Management (LTCM); extreme concern about events in Asia and Latin America, particularly Brazil; and uncertainty about the introduction of the Euro.

      Nevertheless, 1998 proved to be another strong year for the economy, the stock market, and the bond market. Specifically, real Gross Domestic Product
(GDP) grew by 3.9% during 1998 and continued the period of economic growth, making this the longestpost-WWII peacetime expansion. The S&P 500 increased by 28.58%, resulting in the fourth year in a row with a return over 20%. Finally, the 30-year Treasury bond yield declined to 5.10% at the end of 1998, providing a return of 16.55% on the 30-year Treasury bond and 8.69% on the Lehman Aggregate Bond Index(2) during 1998.

      But observing these economic, stock and bond market averages and concluding that 1998 was simply another uniformly strong year would be akin to concluding that it would be impossible for a man to drown in a lake that averaged only two feet deep. In fact, 1998 was a tumultuous year, marked by extreme volatility and deviations from market averages in individual stock and bond market sectors.

      With respect to the economy, early in the year the Fed was concerned about the strong economy, tight job markets, and the threat of inflation. Late in the year, however, the Fed was concerned about a weak economy, a credit crunch, and deflation. The transition occurred after mid-year when the Fed made a change from a tightening bias at its June 10 Federal Reserve Open Market Committee
(FOMC) meeting to a neutral position at its August 18 meeting and then actually eased rates three times, first at the September 29 meeting and then again on October 15, between FOMC meetings, and finally at the November 17 meeting. Most of the rest of the western countries followed these Fed easings with easings of their own. This shift in Fed policy has been credited with changing economic/financial expectations and averting a more serious outcome for the U.S., western developed countries, and Asia and Latin America.

      Fiscal policy was also constructive during 1998, with a fiscal year 1998 budget surplus of $69 billion, the first federal budget surplus since 1969.

      While the stock and bond markets performed quite well during 1998, there is a question as to whether the "average" stock or bond actually existed. There is a traditional question in the stock market: "Is it a stock market or a market of stocks?" During 1998, it was certainly a market of stocks rather than a stock market. For example, within the Dow Jones Industrial Average (DJIA),(3) Walmart Stores returned 107.9% during 1998, while Boeing Co. returned -34.5%.


--------------------------------------------------------------------------------
(1) The Standard &Poor (S&P 500) Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S.
    stock market activity.
(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.
(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Data on various sectors of the stock market are in the table below.(4) With respect to size, while the S&P 500 returned 28.58%, the S&P 100 (the largest 100 stocks in the S&P 500) returned 33.22% and the S&P Small Cap 600 returned -1.33%. In addition, growth stocks outperformed value stocks by remarkable margins. The stunning NASDAQ return was driven by the performance of technology stocks. While technology stocks (particularly their internet subsector) and industrial stocks did quite well, financial and, even more so, transportation stocks performed badly. As a result, small changes in the composition of a mutual fund portfolio could cause significant differences in performance.

      With respect to bonds, it was an "ugly year" for most bond sectors except Treasuries. During October, all "spread products," that is, corporates, mortgage-backed and asset-backed securities and municipals, weakened significantly relative to Treasuries, as investors became extremely averse to credit risk and illiquidity. Investment grade corporates underperformed Treasuries of equivalent maturities by 2.66% during October alone, an event which, before the fact, would have been regarded as virtually impossible. Such spread widening was closely related to the problems experienced by LTCM mentioned above. For 1998 as a whole, Treasuries, which comprise approximately 37% of the Lehman Aggregate Bond Index, were the strongest sector of the bond market, as shown in the table below.

      In general, large cap stocks and risk-free Treasuries were the strong performers of 1998, making it difficult for managed portfolios to keep up with the market averages.

--------------------------------------------------------------------------------
(4) This table provides information from several sources. The unmanaged S&P
    100, S&P 500 and Mid Cap 400 indices are compiled by Standard & Poor's Corporation and are generally considered to be representative of the returns of large cap and mid cap companies. The unmanaged S&P Industrial, S&P Transportation, S&P Utilities and S&P Financial indices are generally considered to represent the returns of companies within those sectors of the equity markets. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & small cap stocks. The Russell indexes are compiled by Frank Russell & Co. and are generally considered to represent small-capitalization issues in the U.S. stock market. The sub-indexes showing Growth and Value returns indicate different styles of investment in the equity markets. "Growth investing" emphasizes companies whose earnings are expected to grow substantially, while "value investing" emphasizes companies whose stocks are believed to be undervalued relative to their current market prices.

                                    Equities

S&P Indexes                                                      1998 Return (%)

 S&P 100                                                               33.22

 S&P 500                                                               28.58

 S&P Mid Cap 400                                                       19.09

 S&P Small Cap 600                                                     -1.33

 S&P Industrial                                                        33.68

 S&P Transportation                                                    -1.96

 S&P Utilities                                                         14.57

 S&P Financial                                                         10.97

Other Indexes

 Dow Jones Industrial Average                                          18.13

 NASDAQ Composite                                                      40.20

Russell Indexes

                                                    Overall    Growth      Value

 Russell 3000                                        23.95      35.02      13.50

 Russell Top 200                                     33.98      45.09      21.24

 Russell 1000                                        26.77      38.71      15.63

 Russell 2000                                        -2.24       1.23      -6.45

                                  Fixed Income

                                                                   1998 Curve
                                                                 Adjusted Return
                                                       1998        Relative to
                                                      Return       Treasuries
                                                      ------     ---------------

 Lehman Aggregate Bond Index                            8.69%         -0.75%

 Treasury Bond Index                                   10.03%             --

 Investment Grade Corporate Bond
  Index                                                 8.57%         -2.20%

 Mortgage-Backed Securities Index                       6.96%         -0.86%

 Asset-Backed Securities Index                          7.76%         -0.83%

 ----------
 Source:  Lehman Bros.


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                                       6

--------------------------------------------------------------------------------

Lesson Learned

      The market turbulence led mutual fund investors to withdraw $11.7 billion from stock funds during August, in retrospect withdrawing near the stock market lows. This withdrawal was contrary to the recent "buy on dips" strategy employed by individual investors during market corrections. This conservatism with respect to stock mutual funds continued during September and October ($6.3 billion and $2.5 billion inflows, respectively). However, the S&P 500 increased by 21.30% during October, November and December, the strongest quarter for the S&P 500 since the first quarter of 1987. It is entirely possible that these outflows and modest inflows were simply a rebalancing of mutual fund portfolios toward bonds and away from stocks due to the strong stock market of the last few years. It is more likely, however, that these withdrawals reflected, for the first time in more than a decade, fear among mutual fund investors of a continuing decline in the stock market. If so, this attempt at market timing, once again, was costly to mutual fund investors.

      In particular, this conservatism controverted two axioms of investing. First, with respect to the stock markets, "You have to stay in to win." Second, with respect to the markets in general, "Don't fight the Fed." With respect to the market timing issue, if the Fed had such poor forecasting that it changed from a tightening bias to an actual easing in two months, how successful are the rest of us likely to be at forecasting?

      These facts beg the question of how we should position our portfolios and also our psyches for 1999.

      First, be prepared for another volatile year. The volatility will be due first to the economy. Most observers expect a weaker economy, although not a recession, during the first half of 1999 and a strengthening economy, although not at an inflationary level, in the last part of 1999. But the strength of late 1998 could continue into 1999. Corporate profits will continue to weaken from 1998 to 1999 as they did from 1997 to 1998, but are expected to be moderate. Volatility will also continue in some specific sectors, mainly the technology sector, due to their high valuations and the increasing number of investors trading this sector online.

      In the bond market, the spreads on corporates, mortgage-backed securities and municipals, while somewhat tighter than their October highs, are still quite wide, and seem to have achieved some stability. These spreads will most likely tighten somewhat during 1999, thus providing additional returns to bond investors, but will remain volatile and may at times widen.

      Now for two investment principles, one for your portfolio and one for your psyche. With respect to your portfolio, maintain diversification. The value of diversification was illustrated by the LTCM episode. LTCM executed trades which were highly likely to become profitable and in fact became profitable. However, they were so non-diversified and leveraged that they were forced to sell when the markets moved against them. A practical result of diversification is that you are not forced to sell, that is, you do not have to sell unless you choose to.

      With respect to your psyche, avoid market timing, and particularly avoid making short-term decisions based on fear when you have a long-term investment horizon. I would submit that if Greenspan cannot time the economy and the markets, then neither can we.

      Thus, diversification protects you from being forced to sell when you do not want to. And an aversion to market timing assures that you will not choose to sell when it is not appropriate to do so. In combination, these two principles will ensure that you will maintain your long-term investment approach. Changes should, of course, be made due to changing personal circumstances and changing asset class valuations. The overall approach is, however, long-term and stable. For most investors, this was an effective strategy during 1998 and we expect that it will continue to be so during 1999.

Regards,

/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.


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                                       7

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------------------

[Photo of Larry Luxenberg, C.F.A. Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A. Co-Portfolio Manager]

Q. How did the Fund perform in 1998?

A. The Guardian Stock Fund earned a total return of 19.86%,(1) as compared with a total return of 28.58% for the Standard & Poor's 500 Index.(2) 1998 was a year of political and economic turbulence, and investors were filled with optimism in the beginning and at the end of the year. In between, there was also extreme volatility and highly divergent returns among different types of stocks. In the space of three months, most major market indices dropped close to 20% and then rallied 20%. Those two moves were the quickest of that size in modern market history.

      The gains in the market occurred in an extremely narrow range of stocks. According to a Salomon Smith Barney report,(3) only 12 stocks accounted for half the gain in the S&P 500 Index, which is weighted by the market capitalization of the companies included in the index. Similarly, while the S&P 500 returned 28.58%, the average stock in the index was up only 10.95%, according to a Merrill Lynch research report.(4) Even more startling in a year in which the major averages set all time record highs, more than half of the New York Stock Exchange and NASDAQ stocks ended the year down.

Q. What factors affected Fund performance in 1998?

A. The Fund generated a good absolute return and also did well compared to other funds in its peer group. According to Lipper Analytical Services,5 the performance for the average U.S. equity mutual fund was 14.52%. However, the Fund did underperform the S&P 500 by eight percentage points. We attribute the slippage largely to the extreme concentration of strong returns among a handful of stocks in the S&P 500. Over the sixteen-year history of the Fund, we have always attempted to produce consistent as well as outstanding returns. To do that, we run a diversified Fund.

      Helping performance during the year was our quantitative work on specific stocks as well as our internal assessment that 1998 would be another good year for large-cap stocks, generally. At year-end 1998, the Fund's overall investments reflected a weighted market capitalization two-thirds as large as that of the S&P 500. We gradually increased the weighting all year, reaching near parity with the S&P 500 by the end of September and keeping at that level through year-end.

      Finally, we also remained committed to growth stocks all year and continually pared our holdings in sectors exposed to commodity prices (such as energy and metals), many of which plunged to quarter cen-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
(3) "Equity Strategy," John L. Manley, December 23, 1998.
(4) "Performance Monitor," Richard Bernstein, January 1999.
(5) Lipper Analytical Services, Inc., is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tury lows.

Q. What strategies do you use to manage the Fund?

A. There was no change in our strategic approach during the year. We rely on a combination of quantitative techniques and our own fundamental judgments. We believe that the best way to achieve consistently outstanding returns is to combine tried and tested quantitative tools with good investment judgments.

      Our quantitative work combines a cluster of approaches. We look at the portfolio from a top-down view as well as from the bottom up. Finally, we are continually refining our tools to deal with the increasing risk and volatility in the capital markets. Our top-down approach involves a number of different predictive models that we use to identify which portfolio styles are most likely to do well. The bottom-up approach uses a multi-factor stock scoring system to identify specific attractive stocks within our 2200-stock research universe.

Q. What do you envision for the stock market in 1999?

A. As the year begins, we see continued conflicting forces. The valuation of the market is high, by many measures the highest in modern stock market history. Inflation remains low with even modest doses of deflation possible. The U.S. economy remains strong, although corporate profits are weakening. But around the world, many economies are still under great stress. In combination, we expect these forces to produce continued high volatility for the market but we plan to stick to the approach and methodologies that have served the Fund well in the past. We believe these methodologies will help us to achieve superior performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
as of December 31, 1998
------------------------------------

                       Sector Weightings of Common Stocks
                      Held by the Fund on December 31, 1998

   [The following table was depicted as a pie chart in the printed material.]

Energy                        3.6%

Basic Industry                0.6%

Financial                    10.6%

Transportation                2.5%

Capital Goods/Technology     23.7%

Utilities                    13.7%

Capital Goods                 5.3%

Conglomerates                 0.7%

Credit Cyclicals              1.1%

Consumer Services             6.5%

Consumer Staples             19.5%

Consumer Cyclicals           12.2%

--------------------------------------------------------------------------------
                             The Guardian Stock Fund
                         Top 10 Holdings as of 12/31/98

   1. General Electric Co.                              4.3%
--------------------------------------------------------------------------------
   2. Microsoft Corp.                                   4.2%
--------------------------------------------------------------------------------
   3. International Business Machines                   3.3%
--------------------------------------------------------------------------------
   4. Pfizer, Inc.                                      3.1%
--------------------------------------------------------------------------------
   5. Bristol Myers Squibb Corp.                        2.4%
--------------------------------------------------------------------------------
   6. BellSouth Corp.                                   2.3%
--------------------------------------------------------------------------------
   7. Wal-Mart Stores, Inc.                             2.3%
--------------------------------------------------------------------------------
   8. Ford Motor Co.                                    2.0%
--------------------------------------------------------------------------------
   9. MCI WorldCom, Inc.                                2.0%
--------------------------------------------------------------------------------
  10. Merck & Co., Inc.                                 1.9%

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Average Annual Total Returns for Periods Ended 12/31/98(1)

                                                                 Life of Fund
                                     1 Year  5 Years  10 Years  (since 4/13/83)
--------------------------------------------------------------------------------
 The Guardian Stock Fund             19.86%   22.35%  19.32%      17.99%
--------------------------------------------------------------------------------
 S&P 500 Index(2)                    28.58%   23.96%  19.10%      17.51%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                 GSF              S&P              CPI
                 ---              ---              ---
4/13/83          10000            10000            10000
                 10891            10844            10333
83               11028            10867            10336
                 10684            10328            10571
84               12218            11529            10754
                 14360            13501            10958
85               16130            15169            11162
                 20326            18307            11152
86               18889            17985            11295
                 22920            22898            11580
87               19241            18903            11794
                 23115            21283            12029
88               23160            21989            12314
                 26541            25595            12650
89               28613            28887            12885
                 28334            29749            13252
90               25224            27959            13680
                 29788            31938            13874
91               34293            36439            14088
                 34598            36196            14302
92               41178            39207            14516
                 46490            41100            14720
93               49396            43130            14913
                 47471            41667            15097
94               48767            43679            15311
                 58848            52468            15545
95               65667            59992            15668
                 72792            66015            15973
96               83330            73770            16176
                110475            91429            16627
97              112983            94035            16627
                128110           110637            17090
12/31/98        135440           120810            17287

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $135,440 on December 31, 1998. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $120,810. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
-----------------------------------

[Photo of Thomas G. Sorell, C.F.A.]

[Photo of Howard W. Chin Co-Portfolio Manager]

Q. How did The Guardian Bond Fund perform during 1998?

A. The Fund had a total return of 8.10%(1) for the year ended December 31, 1998, outperforming the average fund in our Lipper Intermediate Investment Grade peer group(2) by 0.41%. The average fund in the Lipper group returned 7.69% for the year. The group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned 8.69% in 1998.

Q. What factors affected the Fund's performance?

A. The year 1998 will long be remembered by fixed income investors as one of incredible turbulence and excesses that eventually led to a significant and costly re-pricing of risk in the market. Until August, interest rates had remained fairly stable, declining approximately 0.30%, to what were then historically low yields for 30-year Treasury bonds.

      1998's financial crisis began in earnest in late August when Russia effectively defaulted on its ruble-denominated debt. Immediately, rumors of significant losses at a number of U.S. financial institutions led to fears that several might actually need assistance or collapse. The result was a curtailment of credit and the need for many financial institutions to reduce leverage. The near failure of several prominent hedge funds and effective closure of the credit markets led to a decision by the Fed to reduce the Fed Funds rate 75 basis points to 4.75% in a series of three quick 25 basis point cuts that effectively restored investor confidence and market stability.

      As a result of the many unprecedented events in 1998, the investment environment favored the fixed income sector as the credit crisis led to a significant flight to quality and the safe haven of U.S. Treasuries. However, all other spread assets (corporate bonds, mortgage and asset-backed securities and agency debt) significantly underperformed Treasuries. Such a uniform underperformance has never been observed in the 1990's. Prior to 1998, underperforming spread sectors were often offset by another sector that outperformed. However, the financial crisis in 1998 was so extreme that investors would not tolerate risk of any sort, and Treasuries became the investment of choice. Spread sector underperformance in 1998 is most clearly seen on a duration-adjusted basis4 relative to equivalent duration Treasuries, with corporates, mortgage- and asset-backed securities underperforming by 2.2%, 0.86% and 0.83%, respectively.

Q: What was your investment strategy during the year?

A. The Fund was overweighted in U.S. Treasuries in

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund. 3 Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the early part of the year, which served the Fund well as Treasuries outperformed most spread products. As the year progressed, the Fund began to increase its exposure to corporate bonds and mortgage-backed securities as valuations indicated that these sectors were fundamentally undervalued.

      This strategy was well-reasoned, but did not insulate us from the volatility which occurred in August and September. Poor market liquidity and spread product underperformance became the overwhelming characteristic for both September and October. During this period, the Fund did reduce its exposure to mortgage-backed securities and avoided a significant portion of the subsequent spread widening. As a result, the Fund was then better positioned during the flight to quality, but as with any portfolio that retained some exposure to the spread sectors, it was still subject to underperformance as the market retained its preference for Treasuries.

      In November, the Fund increased its allocation to spread assets when valuations hit an extreme level of attractiveness. This decision was well timed as corporate and mortgage securities recovered significantly in November, regaining approximately half of the widening experienced.

      In 1998, what distinguished one fund's performance from another was owning a well-diversified fixed income portfolio that focused on relative valuations and asset allocation. Historically, many funds have outperformed by overweighting spread assets at the expense of Treasuries. This strategy was unsuccessful in 1998 while our strategy of selectively underweighting spread sectors when valuations were unattractive enhanced our performance. 1998 reinforced the fundamental need for a flexible investment strategy that responds nimbly to the market's opportunities.

Q: What is your outlook for 1999?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Our strategy in 1999 will continue to focus on monitoring and balancing our asset allocations to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                           for Periods Ended 12/31/98
================================================================================
1 Year ...........................................      8.10%
5 Years ..........................................      6.59%
10 Years .........................................      8.77%
Since Inception (5/1/83) .........................      9.29%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line graph in the printed material.]

                      GBF            Lehman
                      ---            ------
4/29/83               10000          10000
83                    9925           10204
84                    11219          11750
85                    13728          14347
86                    15766          16537
87                    15816          16992
88                    17351          18332
89                    19758          20996
90                    21254          22877
91                    24695          26538
92                    26597          28502
93                    29218          31281
94                    28209          30369
95                    33170          35979
96                    34124          37286
97                    37191          40885
12/31/98              40181          44432

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
-----------------------------------

[Photo of Mario J. Gabelli, C.F.A. Portfolio Manager]

Q. How did the Fund perform for the year ended December 31, 1998?

A. For the year ended December 31, 1998, The Gabelli Capital Asset Fund's total return was 11.67%.(1) The Standard & Poor's 500 Index(2) (the "S&P 500") had a return of 28.58%, while the Russell 2000 Index(3) declined 2.24% over the same twelve month period. Since inception on May 1, 1995 through December 31, 1998, the Fund had a cumulative total return of 91.61%, which equates to an average annual return of 19.40%.

Q. What factors affected the Fund's performance in 1998? A. In the first half of 1998, the economy behaved much as we anticipated. Then, in the third quarter, more than a few things happened. Southeast Asian economic problems proved far more serious than initially expected. Japan went into recession, and the Russian ruble collapsed, threatening the country's embryonic free market economy. Latin American currencies came under pressure and stock markets worldwide experienced a sharp correction. Then three Federal Reserve interest rate cuts made investors forget all about the world's economic problems. By the fourth quarter, the market indices returned to record territory.

      Media stocks, most notably cable television ("CATV"), cable television networks and entertainment software companies, dominated our "Top Twenty" performance list in 1998. This group was deep in Wall Street's doghouse when we began aggressively buying in 1995 and 1996. At the time, we believed the competitive threat from direct broadcast satellite services was overblown and that the telecommunications capabilities of all those coaxial connections to American homes would drive values higher. The AT&T/Tele-Communications Inc. merger validated our investment thesis, and portfolio holdings like Cablevision Systems, Time Warner and Comcast soared.

      Although the performance of our telecommunications holdings were mixed, Century Telephone Enterprises, Sprint, BellSouth and Telefonica de Espana made our Top Twenty List, and the group as a whole contributed to the Fund's returns.

Q. In what sectors do you see value?

A. Despite strong gains this year, we believe the media and telecommunications industries' exceptional global growth potential is still not adequately reflected in stock prices. We bought our media and telecommunications holdings at opportunistic prices. We will continue to hold them as long as they remain undervalued.

      This year's investment laggards include energy and energy services holdings that sank along with oil prices. We question the current consensus viewpoint that oil should remain near $10 per barrel or lower forever. If OPEC can enforce some production discipline among its members, and as Asian economies recover, oil prices should rebound. In the interim, there will continue to be consolidation in the group. We have already seen two big deals, British Petroleum/Amoco and Exxon/Mobil. In the year ahead, we expect to see more deals, particularly in the oil services industry, as energy companies cut costs in response to lower oil prices.

      Industrial cyclicals like Boeing, Deere and a host of smaller portfolio companies closed the year with losses as Asian economic weakness materially reduced

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.
    Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.
(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S.
    stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000
    Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

demand and restrained earnings. These remain high quality, dominant market share companies that we are confident will reward us over the long term.

Q. What is your outlook for 1999?

A. On interest rates, we think there is plenty of margin of flexibility on the short end. Real rates are much too high and should migrate down. From the market's point of view, we still think we are in a world in which corporate profits can rise and we see a 6% - 8% secular growth rate over the next five years in corporate profits. With much more volatility in the market, there is no margin of safety in stocks.

Despite ongoing global uncertainty, the popular market indices are once again in record territory. While we will always have a "wall of worry," we believe the economy and the capital market landscape for 1999 will provide stock pickers like us the opportunity to unearth well-managed companies, trading at significant discounts to their private market value, that should benefit from sustainable long-term economic dynamics.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                           for Periods Ended 12/31/98
================================================================================
1 Year ..........................................       11.67%
3 Years .........................................       20.91%
Since Inception (5/1/95) ........................       19.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line graph in the printed material.]

                   S&P            Cap
                   ---            ---
5/1/95            10000          10000
12/95             12178          10840
12/96             14974          12034
12/97             19969          17159
12/31/98          25708          19168

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

  1. Cablevision Systems Corp. Cl. A
--------------------------------------------------------------------------------
  2. Telephone & Data Systems Inc.
--------------------------------------------------------------------------------
  3. Tele-Communications Inc./Liberty Media
      Group Cl. A
--------------------------------------------------------------------------------
  4. Viacom Inc. Cl. A
--------------------------------------------------------------------------------
  5. Rollins Inc.
--------------------------------------------------------------------------------
  6. Media General Inc. Cl. A
--------------------------------------------------------------------------------
  7. MediaOne Group Inc.
--------------------------------------------------------------------------------
  8. Gaylord Entertainment Co. Cl. A
--------------------------------------------------------------------------------
  9. American Bankers Insurance Group Inc.
--------------------------------------------------------------------------------
 10. Aeroquip Vickers Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund
--------------------------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Q. How did the Fund perform during 1998?

A. 1998 was an excellent year for the Fund. The total return for the Fund was 21.17%(1), compared with a total return of 20.33% for the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index.(2)

Q. What factors affected the Fund's performance?

A. A number of factors affected the Fund's performance. First, the U.S. dollar was weak against most foreign currencies during the period, which made foreign currency returns larger when translated into dollars. While the MSCI EAFE Index had a total return of 20.33% when measured in dollars, in local currency terms the total return was only 12.60%. The core Continental European currencies were particularly strong in the run up to the start of the Euro on January 1, 1999. For example, while the MSCI France Index(3) had a total return for the period of 31.91% when measured in French Francs, the weakness of the dollar made that total return 42.06% when translated into dollars.

      Second, European markets were buoyant. The MSCI Europe ex-UK(4) Index had a total return of 33.95% in dollar terms during the period. This was attributable in part to an acceleration in economic activity in the first half of the year, leading to increased investor optimism over corporate profits growth. There was also a climate of falling interest rates, both long and short term, as the interest rates of the currencies of all 11 putative members of the Euro converged on the rates prevailing in Germany which happened to be among the lowest in Europe. Finally, as long term interest rates (i.e. bond yields) fell, savers chose to invest more of their money in mutual funds and common stocks at the expense of bank deposits and bonds.

      Third, and a negative factor, markets in Asia were weak during the period. In yen terms, the MSCI Japan Index(5) showed a total return of -8.70%, which became +5.25% when expressed in dollars, while the MSCI Pacific ex-Japan(6) index had total returns of -1.91% and -6.22% expressed in local currency and dollar terms, respectively. The weakness of these markets was attributable to financial turmoil in the region, with Japan troubled by bad loans in its banking system, and many other Asian countries finding it hard to repay debts in foreign currencies following the devaluations of their own currencies.

Q. What was your investment strategy during the year?

A. We continued to apply our long term, fundamental investment approach of seeking to identify and invest in well-run businesses with sound prospects and good management. The application of this strategy led us to invest more in Europe and less in Asia, because the business prospects of many Asian companies, however good their management, were clouded by the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total return for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Post performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI France Index is an unmanaged index generally considered to be representative of French stock market activity. The returns for the Index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(5) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(6) The MSCI Pacific Ex-Japan Index is an unmanaged index generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong and New Zealand. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

appalling economic conditions there. Within Europe, we focused on industries where revenue and/or profits were expected to grow rapidly.

Q. What do you think will be the most important factors in 1999?

A. Every year we are encouraged to make projections of what is going to happen. Sometimes we are right and manage to avoid pitfalls -- and sometimes we, together with the majority of the investment community, are surprised, for example by the recent strength of the yen. We will continue to focus our efforts on finding the best businesses to invest in for your Fund, and let the availability of those attractive businesses be the main guide to the countries in which we should and should not place your money.

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund Profile
as of December 31, 1998
-------------------------------------------------------

-------------------------------------------------------------------------------
                          Average Annual Total Returns
                           for Periods Ended 12/31/98

1 Year ............................................................    21.17%
3 Years ...........................................................    16.09%
5 Years ...........................................................    11.90%
Since Inception (2/8/91) ..........................................    13.36%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

Portfolio Composition by Geographical Location

   [The following table was depicted as a pie chart in the printed material.]

          U.K.                    22.8%
          Europe                  55.3%
          Japan                   14.6%
          Pacific                  3.9%
          Other                    0.1%
          Cash & Deposits          3.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Top 10 Holdings as of 12/31/98

Company                          Nature of Company                Country
--------------------------------------------------------------------------------
1.  Mannesmann AG                Industrial Machineries           Germany
--------------------------------------------------------------------------------
2.  Acciona S.A.                 Construction and Hous.           Spain
--------------------------------------------------------------------------------
3.  AXA UAP                      Financial Services               France
--------------------------------------------------------------------------------
4.  Novartis AG                  Pharmaceuticals                  Switzerland
--------------------------------------------------------------------------------
5.  Glaxo Wellcome               Drugs and Health Care            United Kingdom
--------------------------------------------------------------------------------
6.  Zurich Allied AG             Insurance                        Switzerland
--------------------------------------------------------------------------------
7.  Olivetti SPA                 Telecommunications               Italy
--------------------------------------------------------------------------------
8.  Banco di Roma                Banks                            Italy
--------------------------------------------------------------------------------
9.  Swisscom AG                  Telecommunications               Switzerland
--------------------------------------------------------------------------------
10. SAP AG                       Software                         Germany
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                              BGEM            MSCI
                              ----            ----
       10/17/94               10000          10000
       12/31/94                8803           8552
       12/31/95                8750           8106
       12/31/96               10902           8595
       12/31/97               11117           7599
       12/31/98                8140           5674

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International
Fund and the MSCI/EAFE Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
---------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Q. How did the Fund perform during 1998?

A. During 1998 as a whole, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index(1) return was -25.3%, compared to the Baillie Gifford Emerging Markets Fund's return of -26.77%.

Q. What factors affected the Fund's performance?

A. The emerging markets during 1998 were not the place for faint-hearted investors. Asia, having performed poorly in the previous year, was down 12.4% during 1998, while Latin America fell by over 38%. The European and Middle Eastern markets fell by 27.4%.

      The Fund's performance was affected more by overall conditions in the emerging markets than it was by particular policy decisions.

      The emerging markets got off to a robust start in 1998, but it soon became apparent that the problems which the Asian crisis had revealed in 1997 were deep seated, and the region's markets resumed their decline in March. The deterioration of confidence began to spread to Latin America in the following month, as investors sought to reduce their exposure to the emerging markets in general. The financial collapse in Russia crystallized fears about the conditions in many other countries which were dependent on foreign inflows and, as credit spreads widened, the impending failure of Long Term Capital Management and other hedge funds seemed to imperil the financial system as a whole. The reaction of investors has been characterized as a generalized `Flight to Quality'; the emerging markets were the hardest hit by this development. Latin America was hit especially hard in August and September due to its dependence on foreign money which made it especially vulnerable to the general panic.

      The emerging markets shared in the general recovery in the fourth quarter -- prices rose by 17.3% during the period -- but this was not enough to offset the precipitous declines earlier in the year. Asia performed better than Latin America in the closing months of the year as interest rates there started to fall and current account deficits were declining.

Q. What was your investment strategy?

A. Our policy throughout 1998 was a fairly cautious one. The cash holding increased, and our exposure to Latin America and Asia declined. There was some increase in the Central European weighting and a small increase in South Africa. Compared to the MSCI EMF Index, we were underweight in Asia and South Africa, slightly overweight in Latin America and more positive on Central Europe. For much of the year, our biggest single bet was the size of our cash holding.

      In the fourth quarter we increased our Asian weighting, principally by adding to our Korean exposure. We added in Europe in Hungary and by investing in Greece. We also started to invest in Israel. In Latin America, we increased our Mexican exposure. Cash levels fell as a result.

--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free
    Index (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What is the outlook for investment in the emerging markets?

A. As usual, it is difficult to make any useful generalizations about the emerging markets as a whole; our policy remains highly selective. Nevertheless there are several global factors which are affecting these markets at the moment. Investors' aversion to risk and the widening of credit spreads have hit all these markets, and the collapse of commodity prices has harmed many of them. The continuing problems of Japan mean that it remains a tough competitor, especially to its smaller Asian rivals.

      The crucial element that these markets need is confidence. This is beginning to return to some Asian markets, but the financial problems of Brazil are still hanging over Latin America. We are encouraged that the performance of these markets has begun to improve, but we feel that a clear resolution of Brazil's problems is necessary before we can become more bullish about emerging markets as a whole.

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
as of December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                           for Periods Ended 12/31/98(2)
================================================================================
1 Year ..........................................         -26.77%
3 Years .........................................          -2.38%
Since Inception (10/17/94) ......................          -4.78%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line graph in the printed material.]

                         BGEM            MSCI
                         ----            ----
10/17/94                10000           10000
12/31/94                 8803            8552
12/31/95                 8750            8106
12/31/96                10902            8595
12/31/97                11117            7599
12/31/98                 8140            5674

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical Location

   [The following table was depicted as a pie graph in the printed material.]

Europe                                   21.9%

South Africa                              4.0%

Cash & Deposits                           7.3%

Asia                                     26.7%

Latin America                            39.5%

Overseas Bonds                            0.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

                                    Nature
     Company                        of Company                    Country

  1. Infosys Technology Ltd.        Computer Software             India
--------------------------------------------------------------------------------
  2. Corp.Interamericana            Conglomerates                 Mexico
     Entretenimiento
--------------------------------------------------------------------------------
  3. Bank Roswoju Eksport           Banks                         Poland
--------------------------------------------------------------------------------
  4. Younggone Corp.                Retail - Apparel              Korea
--------------------------------------------------------------------------------
  5. Siliconware Precision          Industrial                    Taiwan
     Industries
--------------------------------------------------------------------------------
  6. Comp. Brasilerias              Retail - Food                 Brazil
     de Dist.
--------------------------------------------------------------------------------
  7. Elektrim                       Electrical Equipments         Poland
--------------------------------------------------------------------------------
  8. Orient Semiconductors          Semiconductors                Taiwan
     Elect. Ltd
--------------------------------------------------------------------------------
  9. Elavadores Atlas               Industrial Machines           Brazil
--------------------------------------------------------------------------------
 10. Indian Opportunity             Mutual Funds                  India
     Fund

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
----------------------------------

[Photo of Larry Luxenberg, C.F.A. Portfolio Manager]

Q. How did the Fund do in 1998?

A. For small stocks in general, 1998 was a difficult year and The Guardian Small Cap Stock Fund was no exception. For the year ended December 31, the Fund's return was -5.75%,(1) as compared to the -2.24% for the Russell 2000 Index,(2) a leading index of small cap performance. The best news we can muster about small cap stocks is that their relative performance was so bad it can only get better. By various measures, small cap stocks underperformed large cap stocks by the widest amount in at least a quarter century and by some accounts, perhaps 60 years.

Q. What factors affected the Fund's performance during 1998?

A. Small cap stocks peaked in the fall of 1997 and remained strong until April 1998. From that point until the fall, small cap stocks were in a major bear market. At year-end, when other major market indices were near all-time highs, the Russell 2000 was still off by almost 14% from its April peak.

      To the extent any small cap stocks were in favor, they were the fastest growing and more speculative ones, particularly in technology, where we lacked a sufficient weighting, assuming a more conservative posture in late summer and early fall. But the Fund rallied strongly at year-end.

Q. What strategies did you use to manage the Fund in 1998?

A. Our basic approach is to combine quantitative methods with our fundamental judgments about individual companies. Fundamental knowledge of the companies is critical, particularly when dealing with small companies, many of which have shorter operating histories, more variable operations, and less research coverage.

Q. What do you anticipate for 1999?

A. A January 4, 1999 analysis by Claudia Mott of Prudential Securities showed that the difference between small and large caps was the third largest since 1926 and the largest since 1937. She also found that after those periods when small caps lagged severely, they tended to outperform strongly over the subsequent three-year periods.

      We would like to predict that small cap stocks will begin to make up the lost ground. We cannot time when small stocks will again have good relative performance. We can say, however, that relative valuations are quite cheap by historic standards and we expect that small stocks are well-positioned to regain favor.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses, which are deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
as of December 31, 1998
-----------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                  Fund              S&P
                  ----              ---
7/97              10373             10204
9/97              11750             11202
12/97             11470             10826
3/98              12976             11916
6/98              12336             11360
9/98               9166              9071
12/98             10810             10551

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Small Cap Stock Fund and in the Russell 2000 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        The Guardian Small Cap Stock Fund
                         Top 10 Holdings as of 12/31/98

   1. AFC Cable Systems, Inc.                                  2.0%
--------------------------------------------------------------------------------
   2. Vlasic Foods Int'l, Inc.                                 1.8%
--------------------------------------------------------------------------------
   3. Earthgrains Co.                                          1.5%
--------------------------------------------------------------------------------
   4. Avis Rent a Car, Inc.                                    1.5%
--------------------------------------------------------------------------------
   5. Tredegar Industries, Inc.                                1.5%
--------------------------------------------------------------------------------
   6. Financial Securities Assurance
      Holdings, Ltd.                                           1.3%
--------------------------------------------------------------------------------
   7. Nielsen Media Research, Inc.                             1.3%
--------------------------------------------------------------------------------
   8. Valassis Communications, Inc.                            1.2%
--------------------------------------------------------------------------------
   9. Centex Construction Products, Inc.                       1.2%
--------------------------------------------------------------------------------
  10. Monaco Coach Corp.                                       1.2%

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Actual Total Returns
                           for Periods Ended 12/31/98
================================================================================
1 Year ..........................................       -5.75%
Since Inception (7/16/97) .......................        7.20%
--------------------------------------------------------------------------------

                       Sector Weightings of Common Stocks

   [The following table was depicted as a pie chart in the printed material.]

Transportation                           0.3%

Utilities                                4.2%

Credit Cyclicals                         5.4%

Financial                               17.1%

Consumer Services                       10.5%

Basic Industries                         3.6%

Consumer Cyclicals                      20.1%

Energy                                   4.0%

Consumer Staples                        13.5%

Capital Goods                            6.2%

Capital Goods/Technology                15.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------------------

[Photo of Alan N. Hoffman, CFA, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader and Nancy L. Bendig, Senior Portfolio Manager]

Q. For the year ended December 31, 1998, how did the Value Line Centurion Fund perform?

A. For the year ended December 31, 1998, the Centurion Fund produced a total return of 27.47%,(1) compared with total returns of 28.58% for the Standard & Poor's (S&P) 500 Index,(2) 18.13% for the Dow Jones Industrial Average,(3) and -2.24% for the Russell 2000 Index.(4)

Q. What factors affected the Fund's performance?

A. Last year was an economic rollercoaster ride that can be neatly divided into three distinct time periods. First, when the world and the financial markets were normal from January 1 through July 20, Centurion produced a 23.00% total return, which was in line with the S&P 500's 22.99%. Next, due to the global meltdown phase from July 21 through October 8, Centurion's year-to-date performance plunged to -13.49% versus 0.00% for the S&P 500. Finally, as the markets staged a stunning rebound from October 9 through December 31, Centurion surged by nearly 41% to close the year at 27.47%, compared with 28.58% for the S&P 500. These figures imply relative outperformance for Centurion of more than 12% better than the S&P 500 over the last quarter of the year.

      There was an extraordinary confluence of global events that conspired to roil the financial markets into producing the worst-performing quarter this decade for equities during the July through September period.

      Fortunately, events orchestrated by the world's two premiere superpowers stabilized and seemingly reversed these negative trends on a dime. First, the Federal Reserve aggressively cut interest rates over a seven-week period. From September 29 through November 17, interest rates were reduced on three separate occasions -- by a total of 75 basis points -- at both scheduled Federal Reserve Open Market Committee (FOMC) meetings and one nearly unprecedented reduction in between meetings on October 15, which was the first such move in more than four years. These interest-rate reductions were part of a coordinated global effort, with principal focus coming from the new Euro countries, the United Kingdom and Canada.

      Second, the Japanese Parliament and their new senior officials embarked on a bold political and economic agenda to reverse its malaise, which included four critically important policy initiatives: a banking reform bill, an interest-rate reduction, permanent tax cuts, and stimulative government spending. As investors began to recognize last October the progress

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The annual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy changes.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that that value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses which are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that both the U.S. and Japan had made in repairing their economic ills, the financial markets then attempted to discount the eventual upturn, assuming that the theoretical fiscal and monetary policy lags work their way through the economy over time.

Q. What was your investment strategy during the year?

A. From a sector standpoint, our proprietary systems and models that comprise the Value Line Timeliness Ranking System have continued to identify those industries that are producing robust earnings growth, such as technology, health care, financial services, and retailers.

Q. What is your outlook for 1999?

A. Our strategy has been consistently focused on our forecasts for decelerating economic growth, benign inflation, lower interest rates, and a modest increase in corporate profits. All of these factors suggest a positive bias for the equity markets, with an emphasis on large-capitalization, blue chip growth companies, whose earnings can accelerate at a pace several times faster than the average stock.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of December 31, 1998
----------------------------------------

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector

   [The following table was depicted as a pie chart in the printed material.]

Energy                                   1.32%

Consumer cyclical                        1.46%

Transportation                            .55%

Financial                               17.78%

Cash                                      .96%

Utilities                                3.09%

Technology                              31.21%

Capital goods                            6.39%

Consumer goods/
non-durables                            15.79%

Consumer growth                         21.46%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                           for Periods Ended 12/31/98
================================================================================
1 Year ..........................................        27.47%
5 Years .........................................        19.99%
10 Years ........................................        19.78%
Since Inception (11/15/83) ......................        14.96%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

   1. Dell Computer Corporation
--------------------------------------------------------------------------------
   2. America Online, Inc.
--------------------------------------------------------------------------------
   3. Clear Channel Communications
--------------------------------------------------------------------------------
   4. EMC Corp
--------------------------------------------------------------------------------
   5. Cisco Systems, Inc.
--------------------------------------------------------------------------------
   6 .Air Touch Communications Inc.
--------------------------------------------------------------------------------
   7. Intel Corp.
--------------------------------------------------------------------------------
   8. Compaq Corp
--------------------------------------------------------------------------------
   9. Staples Inc.
--------------------------------------------------------------------------------
  10. Network Associates Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                    Fund           S&P
                    ----           ---
11/15/83            10000         10000
83                   9180         10038
84                   8420         10650
85                  11108         14012
86                  12982         16613
87                  12611         17461
88                  13568         20312
89                  17841         26684
90                  18833         25827
91                  28662         33660
92                  30361         36217
93                  33156         39841
94                  32422         40347
95                  45416         55417
96                  53291         68042
97                  64689         92025
12/31/98            82457.4      118326

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
--------------------------------------------

[Photo of Nancy L. Bendig, Senior Portfolio Manager, Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader, and Bruce H. Alston, CFA, Director of Fixed Income]

Q. How did the SAM Trust perform in 1998?

A. The Trust enjoyed an excellent year, earning a total return of 27.45%.(1) This compared with a total return of 28.58% for the S&P 500 Index(2) and a total return of 9.52% for the Lehman Government/Corporate Bond Index.(3) Since inception over 11 years ago, the Trust has nearly kept pace with the S&P 500 (see the "Growth of a Hypothetical $10,000 Investment" chart on the next page). That's a gratifying feat, considering that significant holdings of bonds and cash have meant a much-reduced risk profile for our investors.

      Among its peer group, the Trust stands high. According to Lipper Analytical Services,(4) in the flexible variable annuity category (underlying funds), SAM ranks 2 out of 83 funds for the year ended December 31; 10 out of 53 funds for the five-year period; and 3 out of 33 funds for the ten-year period.

Q. What factors affected performance last year?

A. SAM's returns reflected both good stock selection and good asset allocation. The stock portion of the portfolio outperformed the S&P 500, helped in part by a moderate overweighting in the technology sector. The year was another relatively weak period for U.S. small- and mid-capitalization stocks, which make up about one-third of the Trust's stockholdings, but we overcame this through good specific stock selection. As to asset allocation, an overweighting in stocks throughout the year helped performance. On average, the Trust held a bit over 75% of assets in stocks, compared with its long-term central tendency of 55%. Bonds averaged about 15% of assets, with the remainder in cash equivalents.

Q. Why did you choose to overweight stocks?

A. We use Value Line's proprietary stock and bond models to determine asset allocation. In late 1997 and in early 1998, declines in both stock prices and interest rates caused our stock model to become more bullish. In that time period, the Trust's stock allocation rose from 45% of assets to 75%. In late August, 1998, the model became still more bullish, due primarily to further declines in both stock prices and interest rates. The model directed SAM to an 85% stock allocation, where it remained through year end. The year end bond target was 10% of assets; cash was targeted at 5%.

Q. What strategies were used in stock and bond selection?

A. For stock selection, we rely on the Value Line Timeliness Ranking System. This proprietary tool

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.


--------------------------------------------------------------------------------
favors stocks with strong earnings momentum and strong stock price momentum. These tend to be fast-growing companies whose stock price can be more volatile than that of the average company. To reduce risk, we maintain a diversified portfolio that doesn't stray too far from the industry weightings of the S&P
500. In some instances, we invest in stocks ranked only neutral by our system in order to maintain positions in more conservative sectors such as utilities.

      In bond selection, we stay with high-quality holdings. During the year, we swapped some Treasury holdings for U.S. agencies and high-quality corporates to take advantage of favorable yield relationships.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                           for Periods Ended 12/31/98
================================================================================
1 Year ..........................................        27.45%
5 Years .........................................        15.87%
10 Years ........................................        17.05%
Since Inception (10/1/87) .......................        15.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

  1. International Business Machines

  2. Microsoft Corp.

  3. Wal Mart Stores

  4. Pfizer Inc.

  5. Symbol Technologies

  6. Amgen Inc.

  7. Time Warner Inc.

  8. Compuware Corp.

  9. McDonald's Corp.

 10. Biogen Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

                      Portfolio Composition by Asset Class
                      Held by the Fund on December 31, 1998

   [The following table was depicted as a pie chart in the printed material.]

               Stocks              85.6%
               Bonds                9.3%
               Cash                 5.1%

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

Date           SAM Trust       L G/C Index        S&P 500
----           ---------       -----------        -------
10/1/87          10000            10000            10000
87                9476            10583             7745
88               10453            11385             9010
89               13124            13006            11836
90               13104            14083            11456
91               18784            16355            14931
92               21611            17594            16065
93               24174            19535            17673
94               22994            18849            17897
95               29556            22476            24582
96               34246            23128            30182
97               39608            25388            39844
12/31/98         50481            27793            52371

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line SAM Trust, the S&P 500 Index and in the Lehman Government/Corporate Bond Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Growth with Income Series
---------------------------------

[Photo of John D. Laupheimer, Jr. Portfolio Manager]

Q. For the year ended December 31, 1998, how did the Series perform?

A. For the twelve months ended December 31, 1998, the Series provided a total return of 22.32%,(1) which compares to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.(2)

      The past year has been quite a wild one in the equity market, with a strong first half followed by a warning correction in the late summer and early fall and, finally, a strong fourth quarter. Through that volatility, the Series has done well.

Q. What factors affected the Series' performance during the year?

A. In the course of the year, we reduced a large overweighting in financial services by about 10% because we believe that the credit trends, cost cutting, and consolidation that have made many of those stocks attractive have run their course. In the current low-inflation, low-interest-rate economic environment, we view stocks' valuations as less important than companies' abilities to deliver consistent and reliable earnings. Therefore, the assets taken from the financial services reductions were used to boost our holdings in technology, health care, and consumer staples stocks that we feel offer the earnings reliability in this market. Examples of these stocks include Microsoft and IBM in technology, Pfizer and American Home Products in health care and pharmaceuticals, and Philip Morris in consumer staples.

            We believe that our research-focused investment discipline has helped us discern which companies' earnings are growing consistently. An interesting example of our investment style can be found in our IBM holding. IBM is a company that is known primarily as a hardware company but, in reality, about 50% of its income comes from services and software. That's important because hardware is a high-volatility, low-margin business that often carries a high price-to-earnings ratio. Software and services represent the opposite type of business -- low volatility, high margin -- and can generate steadier revenue streams. When we started buying IBM earlier this year, its mid-teens multiple reflected a hardware company, not a full-service technology provider. In addition, the company had very solid cash flow and good earnings, and it was engaged in a major stock buyback program, which is good for investors. In all, IBM is a perfect stock for the portfolio. It is a large-cap, blue-chip company with shareholder-friendly management, it has a stock price that we deem a value because it reflects only a portion of its business, and it has been paying a dividend. A further boost to IBM's attractiveness is that the company is at the beginning of a major hardware product cycle. Our investment here has paid off handsomely thus far.

Q. What are your expectations for 1999?

A. Looking ahead, we are predicting slower earnings growth for domestic equities in 1999, as well as low inflation and low interest rates. The environment dictates that we pay close attention to earnings consistency and reliability, so we do not

--------------------------------------------------------------------------------
(1) All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than the original cost. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

intend to modify our fundamental method for selecting stocks. Our discipline and our research focus have proved to be sound, and we believe our approach will continue to work in the future.

--------------------------------------------------------------------------------
MFS Growth with Income Series
Profile as of December 31, 1998
--------------------------------------------------------------------------------

Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through December 31, 1998)

--------------------------------------------------------------------------------
   [The following table was depicted as a line chart in the printed material.]

                             [Plot points to come]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Average Annual Total Return
                             as of December 31, 1998
================================================================================
                                            1 Year     3 Years     10 Years/Life
MFS Growth with Income Series*              +22.32%     +25.48%      +25.98%
Standard & Poor's 500  Composite Index*     +28.58%     +28.23%      +29.06%
Consumer Price Index**+                     + 1.80%     + 2.30%      + 2.11%
--------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1998.
** Source: CDA/Wiesenberger. "Life" refers to the period from November 1,
   1995, through December 31, 1998.
+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
--------------------------------

[Photo of Alexander M. Grant, Jr. Portfolio Manager]

Q. How did The Guardian Cash Fund perform during 1998?

As of December 31, 1998, the effective 7-day annualized yield for The Guardian Cash Fund was 4.76%.(1) The Fund produced a total return of 4.99%(2) for the year ended December 31, 1998. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 4.57%; total return for the same category was 4.87%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. At year-end December 1998, most of the portfolio (83.2%) was invested in commercial paper; the balance (16.8%) was invested in repurchase agreements.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. The Federal Reserve's policy-making Open Market Committee (FOMC) cut the Fed Funds target rate on November 17, 1998 by 25 basis points to 4.75%; this was the third cut in eight weeks. The FOMC left the rate unchanged after the December meeting. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of monies in the Fund. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the average maturity of the Fund's portfolio -- 20 days as of December 31, 1998. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 48 days.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARaNTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

---------
Separate
Account E
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

                                              --------------------------------------------------------------------------------------
                                                                               INVESTMENT DIVISIONS
                                              --------------------------------------------------------------------------------------
                                                                                                        Gabelli           Baillie
                                                Guardian          Guardian           Guardian           Capital           Gifford
                                                 Stock              Bond               Cash              Asset         International
                                              --------------------------------------------------------------------------------------
Assets
  Shares owned in underlying fund-- Note 1       4,143,524         1,912,311          3,295,402          1,459,964           836,163
  Net asset value per share (NAV) ........           49.08             12.23              10.00              16.20             20.92
                                              ------------      ------------       ------------       ------------      ------------
    Total Assets (Shares x NAV) ..........    $203,364,157      $ 23,387,562       $ 32,954,018       $ 23,651,420      $ 17,492,534

Liabilities
  Risk charges and other liabilities .....          99,561            16,421            794,207             18,671            17,539
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 .................    $203,264,596      $ 23,371,141       $ 32,159,811       $ 23,632,749      $ 17,474,995
------------------------------------------------------------------------------------------------------------------------------------
                                              ============      ============       ============       ============      ============
FIFO Cost ................................    $202,316,543      $ 23,919,793       $ 32,954,018       $ 24,109,718      $ 17,274,269

                                              --------------------------------------------------------------------------------------
                                                                               INVESTMENT DIVISIONS
                                              --------------------------------------------------------------------------------------
                                                Baillie
                                                Gifford           Guardian                            Value Line
                                               Emerging           Small Cap         Value Line         Strategic         MFS Growth
                                                Markets             Stock           Centurion            Asset           with Income
                                              --------------------------------------------------------------------------------------
Assets
  Shares owned in underlying fund-- Note 1         240,058         1,915,906            467,366          2,744,245        1,792,831
  Net asset value per share (NAV) ........            7.39             12.74              30.44              25.22            20.11
                                              ------------      ------------       ------------       ------------      ------------
    Total Assets (Shares x NAV) ..........    $  1,774,028      $ 24,408,644       $ 14,226,609       $ 69,209,857      $36,053,833

Liabilities
  Risk charges and other liabilities .....           7,273            19,570             18,124             38,688           18,923
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets -- Note 3 .................    $  1,766,755      $ 24,389,074       $ 14,208,485       $ 69,171,169      $36,034,910
------------------------------------------------------------------------------------------------------------------------------------
                                              ============      ============       ============       ============      ============
FIFO Cost ................................    $  2,073,991      $ 26,117,076       $ 12,718,621       $ 63,223,192      $32,839,293

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998

                                            ----------------------------------------------------------------------------------------
                                                                               INVESTMENT DIVISIONS
                                            ----------------------------------------------------------------------------------------
                                                                                                        Gabelli           Baillie
                                                Guardian          Guardian           Guardian           Capital           Gifford
                                                 Stock              Bond               Cash              Asset         International
                                            ----------------------------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends .................  $  1,442,744       $    915,382       $  1,026,752       $     38,737     $     66,057
  Expenses -- Note 4:
    Mortality and expense risk charges ...     1,476,331            143,512            288,710            166,676          115,888
                                            ------------       ------------       ------------       ------------     ------------
  Net investment income/(expense) ........       (33,587)           771,870            738,042           (127,939)         (49,831)
                                            ------------       ------------       ------------       ------------     ------------
Realized and Unrealized Gain/(Loss)
from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale
      of investments .....................      (487,265)            51,438                 --              5,247          136,356
    Reinvested realized gain distributions    18,870,370            294,059                 --          1,175,932          813,552
                                            ------------       ------------       ------------       ------------     ------------
  Net realized gain/(loss) on investments     18,383,105            345,497                 --          1,181,179          949,908
  Net change in unrealized appreciation/
    (depreciation) of investments ........     2,659,204           (505,699)                --           (425,281)         248,332
                                            ------------       ------------       ------------       ------------     ------------
Net realized and unrealized gain/(loss)
  from investments .......................    21,042,309           (160,202)                --            755,898        1,198,240
                                            ------------       ------------       ------------       ------------     ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations ..............  $ 21,008,722       $    611,668       $    738,042       $    627,959     $  1,148,409
------------------------------------------------------------------------------------------------------------------------------------
                                            ============       ============       ============       ============     ============

                                            ----------------------------------------------------------------------------------------
                                                                               INVESTMENT DIVISIONS
                                            ----------------------------------------------------------------------------------------
                                                Baillie
                                                Gifford           Guardian                            Value Line
                                               Emerging           Small Cap         Value Line         Strategic         MFS Growth
                                                Markets             Stock           Centurion            Asset           with Income
                                            ----------------------------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends .................  $     11,715       $     24,965       $     25,616       $  1,013,724     $         --
  Expenses -- Note 4:
    Mortality and expense risk charges ...        16,294            211,370             97,010            428,250          220,679
                                            ------------       ------------       ------------       ------------     ------------
  Net investment income/(expense) ........        (4,579)          (186,405)           (71,394)           585,474         (220,679)
                                            ------------       ------------       ------------       ------------     ------------
Realized and Unrealized Gain/(Loss)
from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale
      of investments .....................      (187,516)          (251,119)           (21,169)            68,287           53,496
    Reinvested realized gain distributions            --            140,670            498,092          2,921,909               --
                                            ------------       ------------       ------------       ------------     ------------
  Net realized gain/(loss) on investments       (187,516)          (110,449)           476,923          2,990,196           53,496
  Net change in unrealized appreciation/
    (depreciation) of investments ........      (279,775)        (1,649,997)         1,513,504          5,915,944        3,206,288
                                            ------------       ------------       ------------       ------------     ------------
Net realized and unrealized gain/(loss)
  from investments .......................      (467,291)        (1,760,446)         1,990,427          8,906,140        3,259,784
                                            ------------       ------------       ------------       ------------     ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations ..............  $   (471,870)      $ (1,946,851)      $  1,919,033       $  9,491,614     $  3,039,105
------------------------------------------------------------------------------------------------------------------------------------
                                            ============       ============       ============       ============     ============

                       See notes to financial statements

--------------------------------------------------------------------------------


                                    30 & 31

---------
Separate
Account E
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1997 and 1998

                                           ---------------------------------------------------------------------------------------
                                                                           INVESTMENT DIVISIONS
                                           ---------------------------------------------------------------------------------------
                                                                                                    Gabelli             Baillie
                                             Guardian          Guardian          Guardian           Capital             Gifford
                                               Stock             Bond              Cash              Asset           International
                                           ---------------------------------------------------------------------------------------
----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .......  $      89,823     $      35,411     $      16,902     $        (838)      $      10,040
  Net realized gain/(loss) from sale of
    investments .........................          1,643                (9)               --               588              (7,561)
  Reinvested realized gain distributions       1,882,674                --                --            85,301              36,405
  Change in unrealized appreciation/
    (depreciation) of investments .......     (1,611,591)          (26,532)               --           (33,017)            (30,067)
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) resulting
    from operations .....................        362,549             8,870            16,902            52,034               8,817
                                           =============     =============     =============     =============       =============

--------------------------
1997 Contract Transactions
--------------------------
  Net Contract Purchase Payments ........     21,837,849         1,180,550         6,057,981         1,358,163           1,532,585
  Transfer between investment divisions .        727,549           113,195        (1,129,195)           21,573            (227,246)
  Administrative charges ................          1,014               405                --                --                  --
  Annuity Benefits ......................       (197,853)           (3,827)              (66)              (50)               (590)
  Transfers -- Other ....................            423               271              (135)             (377)                112
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) from contract
    transactions ........................     22,368,982         1,290,594         4,928,585         1,379,309           1,304,861
                                           -------------     -------------     -------------     -------------       -------------
Actuarial Increase/(Decrease) in Reserves
  for Contracts in Payment Period .......            446                --                54                --                  --
                                           -------------     -------------     -------------     -------------       -------------
Total Increase/(Decrease) in Net Assets .     22,731,977         1,299,464         4,945,541         1,431,343           1,313,678
  Net Assets at December 31, 1996 .......             --                --                --                --                  --
                                           -------------     -------------     -------------     -------------       -------------
----------------------------------------------------------------------------------------------------------------------------------
  Net Assets at December 31, 1997 .......  $  22,731,977     $   1,299,464     $   4,945,541     $   1,431,343       $   1,313,678
----------------------------------------------------------------------------------------------------------------------------------
                                           =============     =============     =============     =============       =============

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .......  $     (33,587)    $     771,870     $     738,042     $    (127,939)      $     (49,831)
  Net realized gain/(loss) from sale of
    investments .........................       (487,265)           51,438                --             5,247             136,356
  Reinvested realized gain distributions      18,870,370           294,059                --         1,175,932             813,552
  Change in unrealized appreciation/
    (depreciation) of investments .......      2,659,204          (505,699)               --          (425,281)            248,332
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) resulting
    from operations .....................     21,008,722           611,668           738,042           627,959           1,148,409
                                           =============     =============     =============     =============       =============

--------------------------
1998 Contract Transactions
--------------------------
  Net Contract Purchase Payments ........    155,492,029        18,269,540        52,588,836        20,857,819          13,590,575
  Transfer between investment divisions .      7,588,486         3,516,664       (24,946,745)        1,123,905           1,731,960
  Administrative charges ................        (17,648)           (1,257)             (771)             (102)                256
  Annuity Benefits ......................     (3,658,754)         (318,672)       (1,163,436)         (416,829)           (317,866)
  Transfers -- Other ....................        112,365            (2,255)            8,288             7,743              (1,405)
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) from contract
    transactions ........................    159,516,478        21,461,214        26,475,629        21,573,081          15,012,668
                                           -------------     -------------     -------------     -------------       -------------
Actuarial Increase/(Decrease) in Reserves
  for Contracts in Payment Period .......          7,419            (1,205)              599               366                 240
                                           -------------     -------------     -------------     -------------       -------------
Total Increase/(Decrease) in Net Assets .    180,532,619        22,071,677        27,214,270        22,201,406          16,161,317
  Net Assets at December 31, 1997 .......     22,731,977         1,299,464         4,945,541         1,431,343           1,313,678
                                           -------------     -------------     -------------     -------------       -------------
----------------------------------------------------------------------------------------------------------------------------------
  Net Assets at December 31, 1998 .......  $ 203,264,596     $  23,371,141     $  32,159,811     $  23,632,749       $  17,474,995
----------------------------------------------------------------------------------------------------------------------------------
                                           =============     =============     =============     =============       =============

                                           ---------------------------------------------------------------------------------------
                                                                           INVESTMENT DIVISIONS
                                           ---------------------------------------------------------------------------------------
                                              Baillie                                             Value Line
                                              Gifford           Guardian                          Strategic
                                             Emerging          Small Cap         Value Line         Asset             MFS Growth
                                              Markets            Stock           Centurion        Management          with Income
                                           ---------------------------------------------------------------------------------------
----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .......  $        (618)    $         391     $      (1,535)    $      (7,743)      $       4,895
  Net realized gain/(loss) from sale of
    investments .........................         (3,489)            1,949                --                --                  --
  Reinvested realized gain distributions          26,121            54,919                --                --              37,936
  Change in unrealized appreciation/
    (depreciation) of investments .......        (20,187)          (58,435)           (5,516)           70,720               8,252
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) resulting
    from operations .....................          1,827            (1,176)           (7,051)           62,977              51,083
                                           =============     =============     =============     =============       =============

--------------------------
1997 Contract Transactions
--------------------------
  Net Contract Purchase Payments ........        659,376         4,775,601         1,024,163         4,366,176           1,923,373
  Transfer between investment divisions .          5,180            30,615            58,961           316,469              82,899
  Administrative charges ................             --                --                --                --                 608
  Annuity Benefits ......................           (428)           (2,160)              (36)          (24,258)               (953)
  Transfers -- Other ....................           (555)               17              (229)              543                 218
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) from contract
    transactions ........................        663,573         4,804,073         1,082,859         4,658,930           2,006,145
                                           -------------     -------------     -------------     -------------       -------------
Actuarial Increase/(Decrease) in Reserves
  for Contracts in Payment Period .......             --                --                --               251                  69
                                           -------------     -------------     -------------     -------------       -------------
Total Increase/(Decrease) in Net Assets .        665,400         4,802,897         1,075,808         4,722,158           2,057,297
  Net Assets at December 31, 1996 .......             --                --                --                --                  --
                                           -------------     -------------     -------------     -------------       -------------
----------------------------------------------------------------------------------------------------------------------------------
  Net Assets at December 31, 1997 .......  $     665,400     $   4,802,897     $   1,075,808     $   4,722,158       $   2,057,297
----------------------------------------------------------------------------------------------------------------------------------
                                           =============     =============     =============     =============       =============

----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) .......  $      (4,579)    $    (186,405)    $     (71,394)    $     585,474       $    (220,679)
  Net realized gain/(loss) from sale of
    investments .........................       (187,516)         (251,119)          (21,169)           68,287              53,496
  Reinvested realized gain distributions              --           140,670           498,092         2,921,909                  --
  Change in unrealized appreciation/
    (depreciation) of investments .......       (279,775)       (1,649,997)        1,513,504         5,915,944           3,206,288
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) resulting
    from operations .....................       (471,870)       (1,946,851)        1,919,033         9,491,614           3,039,105
                                           =============     =============     =============     =============       =============

--------------------------
1998 Contract Transactions
--------------------------
  Net Contract Purchase Payments ........      1,759,622        20,186,365        11,165,812        52,917,299          27,943,070
  Transfer between investment divisions .       (153,879)        1,794,785           237,577         3,602,364           3,383,450
  Administrative charges ................         (4,727)           (1,496)             (807)           (2,286)
  Annuity Benefits ......................        (30,564)         (478,140)         (194,519)       (1,620,611)           (407,989)
  Transfers -- Other ....................         34,745             5,849            52,098            17,361
                                           -------------     -------------     -------------     -------------       -------------
  Net increase/(decrease) from contract
    transactions ........................      1,573,225        21,533,028        11,213,223        54,950,343          30,933,606
                                           -------------     -------------     -------------     -------------       -------------
Actuarial Increase/(Decrease) in Reserves
  for Contracts in Payment Period .......             --                --               421             7,054               4,902
                                           -------------     -------------     -------------     -------------       -------------
Total Increase/(Decrease) in Net Assets .      1,101,355        19,586,177        13,132,677        64,449,011          33,977,613
  Net Assets at December 31, 1997 .......        665,400         4,802,897         1,075,808         4,722,158           2,057,297
                                           -------------     -------------     -------------     -------------       -------------
----------------------------------------------------------------------------------------------------------------------------------
  Net Assets at December 31, 1998 .......  $   1,766,755     $  24,389,074     $  14,208,485     $  69,171,169       $  36,034,910
----------------------------------------------------------------------------------------------------------------------------------
                                           =============     =============     =============     =============       =============

                       See notes to financial statements

--------------------------------------------------------------------------------


                                    32 & 33

---------
Separate
Account E
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account E (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 26, 1996 and commenced operations on September 15, 1997. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the ten investment options within the Account, or the FRO. However, a contractowner may only invest in up to six investment divisions, including the FRO, at any time. The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund).

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an in vestment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Contract owners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

                                                                       ---------
                                                                       Separate
                                                                       Account E
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

---------------------------------------
Note 3 -- Net Assets, December 31, 1998
---------------------------------------

                                                                                                  Accumulation             Total
                                                                      Units Outstanding            Unit Value            Unit Value
REGULAR CONTRACT                                                      -----------------            ----------            ----------
Tax-Qualified Accounts:
  The Guardian Stock Fund, Inc. ..............................          6,797,477.617            $   12.353746         $  83,974,312
  The Guardian Bond Fund, Inc. ...............................            768,900.875                10.993295             8,452,754
  The Guardian Cash Fund, Inc. ...............................          1,096,944.544                10.505943            11,524,437
  Gabelli Capital Asset Fund .................................            674,692.349                12.136862             8,188,648
  Baillie Gifford International Fund .........................            599,062.867                11.592275             6,944,502
  Baillie Gifford Emerging Markets Fund ......................             78,688.144                 6.096587               479,729
  The Guardian Small Cap Stock Fund ..........................          1,026,043.702                 9.604560             9,854,698
  Value Line Centurion Fund, Inc. ............................            533,959.465                12.184885             6,506,235
  Value Line Strategic Asset Management Trust ................          2,111,868.285                12.904249            27,252,074
  MFS Growth With Income Series ..............................            969,039.979                12.755968            12,361,043

Non-Tax-Qualified Accounts:
  The Guardian Stock Fund, Inc. ..............................          4,419,301.757                12.353746            54,594,931
  The Guardian Bond Fund, Inc. ...............................            636,303.429                10.993295             6,995,071
  The Guardian Cash Fund, Inc. ...............................            766,089.846                10.505943             8,048,496
  Gabelli Capital Asset Fund .................................            490,114.285                12.136862             5,948,449
  Baillie Gifford International Fund .........................            326,721.109                11.592275             3,787,441
  Baillie Gifford Emerging Markets Fund ......................             81,804.706                 6.096587               498,730
  The Guardian Small Cap Stock Fund ..........................            537,983.083                 9.604560             5,167,091
  Value Line Centurion Fund, Inc. ............................            286,220.807                12.184885             3,487,568
  Value Line Strategic Asset Management Trust ................          1,465,749.335                12.904249            18,914,394
  MFS Growth With Income Series ..............................            774,559.972                12.755968             9,880,262

ENHANCED DEATH BENEFIT RIDER

Tax-Qualified Accounts:
  The Guardian Stock Fund, Inc. ..............................          3,495,244.146                12.321351            43,066,130
  The Guardian Bond Fund, Inc. ...............................            443,588.949                10.964447             4,863,708
  The Guardian Cash Fund, Inc. ...............................            880,559.497                10.478386             9,226,842
  Gabelli Capital Asset Fund .................................            550,912.532                12.105018             6,668,806
  Baillie Gifford International Fund .........................            392,744.159                11.561875             4,540,859
  Baillie Gifford Emerging Markets Fund ......................             75,588.920                 6.080581               459,625
  The Guardian Small Cap Stock Fund ..........................            615,777.208                 9.579381             5,898,765
  Value Line Centurion Fund, Inc. ............................            248,606.836                12.152922             3,021,299
  Value Line Strategic Asset Management Trust ................          1,277,966.953                12.870405            16,447,952
  MFS Growth With Income Series ..............................            734,305.826                12.722512             9,342,215

Non-Tax-Qualified Accounts:
  The Guardian Stock Fund, Inc. ..............................          1,734,568.224                12.321351            21,372,224
  The Guardian Bond Fund, Inc. ...............................            271,163.204                10.964447             2,973,155
  The Guardian Cash Fund, Inc. ...............................            312,884.328                10.478386             3,278,523
  Gabelli Capital Asset Fund .................................            231,589.664                12.105018             2,803,397
------------------------------------------------------------------------------------------------------------------------------------

---------
Separate
Account E
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

                                                                                                  Accumulation             Total
                                                                      Units Outstanding            Unit Value            Unit Value
                                                                      -----------------            ----------            ----------
  Baillie Gifford International Fund .........................            189,667.719            $   11.561875         $   2,192,915
  Baillie Gifford Emerging Markets Fund ......................             54,052.675                 6.080851               328,672
  The Guardian Small Cap Stock Fund ..........................            362,081.887                 9.579381             3,468,520
  Value Line Centurion Fund, Inc. ............................             97,197.292                12.152922             1,181,231
  Value Line Strategic Asset Management Trust ................            486,175.531                12.870405             6,257,276
  MFS Growth With Income Series ..............................            341,717.361                12.722512             4,347,503
                                                                                                                       -------------
                                                                                                                       $ 444,600,482
  Contracts receiving annuity payments ...........................................................................           873,203
                                                                                                                       -------------
    Total Net Assets .............................................................................................     $ 445,473,685
                                                                                                                       =============

------------------------------------------
Note 4 -- Administrative and Mortality and
Expense Risk Charges
------------------------------------------

Charges deducted by GIAC from the contractholder's account include:

      (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses. For the years ended December 31, 1998 and 1997, administrative fees amounted to $29,387 and $2,027, respectively

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.05% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .20% of the daily net assets of the applicable contracts. For the year ended December 31, 1998, the total mortality and expense risk charge was $3,164,720.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years. Contingent deferred sales charges were $202,102 for the year ended December 31, 1998.

      (4) a daily administrative expense charge against the net assets of each investment option in the amount equal to .20% on an annual basis; and

      (5) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------
Note 5 -- Accumulation Values for the Current Year
and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
--------------------------------------------------------------------------


                                                     December 31,     December 31,    December 31,     December 31,     December 31,
                                                         1998             1997            1996             1995            1995
                                                     ------------     ------------    ------------     ------------     ------------
REGULAR CONTRACT
The Guardian Stock Fund, Inc. .....................   $12.353746       $10.436872              --               --              --
The Guardian Bond Fund, Inc. ......................    10.993295        10.298674              --               --              --
The Guardian Cash Fund, Inc. ......................    10.505943        10.121184              --               --              --
Gabelli Capital Asset Fund ........................    12.136862        11.002284              --               --              --
------------------------------------------------------------------------------------------------------------------------------------

                                                                       ---------
                                                                       Separate
                                                                       Account E
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

                                                     December 31,     December 31,    December 31,     December 31,     December 31,
                                                         1998             1997            1996             1995            1995
                                                     ------------     ------------    ------------     ------------     ------------
Baillie Gifford International Fund .............      $11.592275       $ 9.687628              --               --              --
Baillie Gifford Emerging Markets Fund ..........        6.096587         8.430653              --               --              --
The Guardian Small Cap Stock Fund ..............        9.604560        10.320078              --               --              --
Value Line Centurion Fund, Inc. ................       12.184885         9.680080              --               --              --
Value Line Strategic Asset
  Management Trust .............................       12.904249        10.252672              --               --              --
MFS Growth With Income Series ..................       12.755968        10.559985              --               --              --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund, Inc. ..................       12.321351        10.430349              --               --              --
The Guardian Bond Fund, Inc. ...................       10.964447        10.292235              --               --              --
The Guardian Cash Fund, Inc. ...................       10.478386        10.114859              --               --              --
Gabelli Capital Asset Fund .....................       12.105018        10.995415              --               --              --
Baillie Gifford International Fund .............       11.561875         9.681566              --               --              --
Baillie Gifford Emerging Markets Fund ..........        6.080581         8.425380              --               --              --
The Guardian Small Cap Stock Fund ..............        9.579381        10.313630              --               --              --
Value Line Centurion Fund, Inc. ................       12.152922         9.674029              --               --              --
Value Line Strategic Asset
  Management Trust .............................       12.870405        10.246260              --               --              --
MFS Growth With Income Series ..................       12.722512        10.553390              --               --              --

-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

      During the years ended December 31, 1998 and 1997, purchases and sales of shares of the Funds were as follows:

                                                         Purchases             Purchases             Sales                Sales
                                                        December 31,          December 31,         December 31,         December 31,
                                                            1998                 1997                 1998                 1997
                                                        ------------          -----------          -----------          ----------
The Guardian Stock Fund, Inc. ..................        $183,763,657          $24,460,759          $ 5,334,065          $   88,186
The Guardian Bond Fund, Inc. ...................          25,209,830            1,329,702            2,669,174               1,992
The Guardian Cash Fund, Inc. ...................          53,130,775            5,881,389           25,128,393             929,753
Gabelli Capital Asset Fund .....................          23,602,592            1,482,580              964,842              16,446
Baillie Gifford International Fund .............          17,551,682            1,630,104            1,759,405             276,906
Baillie Gifford Emerging Markets Fund ..........           2,308,679              711,975              733,740              21,920
The Guardian Small Cap Stock Fund ..............          23,694,210            4,988,689            2,195,547             121,106
Value Line Centurion Fund, Inc. ................          12,739,328            1,082,859            1,082,398                  --
Value Line Strategic Asset
  Management Trust .............................          60,175,569            4,658,930            1,679,594                  --
MFS Growth With Income Series ..................          31,422,079            2,052,192              688,474                  --
                                                        ------------          -----------          -----------          ----------
    Total ......................................        $433,598,401          $48,279,179          $42,235,632          $1,456,309
                                                        ============          ===========          ===========          ==========

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

---------
Separate
Account E
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account E
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contractowners of The Guardian Separate
Account E, "Guardian Investor Retirement Asset Manager"

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash Fund, Guardian Small Cap Stock, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Value Line Centurion, Value Line Strategic Asset Management and MFS Growth With Income investment divisions (constituting The Guardian Separate Account E, "Guardian Investor Retirement Asset Manager") at December 31, 1998, and the results of each of their operations for the year then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the transfer agents of the underlying funds, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      This page intentionally left blank.


--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

----------------------
COMMON STOCKS -- 94.9%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Aerospace and Defense--1.1%
     58,100    Alliant Techsystems, Inc.*                       $     4,789,619
     80,000    Cordant Technologies, Inc.                             3,000,000
     65,200    General Dynamics Corp.                                 3,822,350
    201,750    Precision Castparts Corp.                              8,927,438
     53,000    Sundstrand Corp.                                       2,749,375
    168,100    United Technologies Corp.                             18,280,875
                                                                ---------------
                                                                     41,569,657
                                                                ---------------
Air Transportation--1.9%
     98,000    Alaska Air Group, Inc.*                                4,336,500
    351,000    AMR Corp., DE*                                        20,840,625
     43,000    Comair Hldgs., Inc.                                    1,451,250
    151,000    Continental Airlines, Inc.*                            5,058,500
    456,000    Delta Airlines, Inc.                                  23,712,000
     37,000    UAL Corp.*                                             2,208,438
    250,000    US Airways Group, Inc.*                               13,000,000
                                                                ---------------
                                                                     70,607,313
                                                                ---------------
Appliance and Furniture--0.5%
    206,000    Ethan Allen Interiors, Inc.                            8,446,000
    174,000    Furniture Brands Int'l., Inc.*                         4,741,500
    200,000    Herman Miller, Inc.                                    5,375,000
     60,000    Leggett & Platt, Inc.                                  1,320,000
                                                                ---------------
                                                                     19,882,500
                                                                ---------------
Automotive--2.6%
    218,225    DaimlerChrysler AG                                    20,963,239
  1,275,000    Ford Motor Co.                                        74,826,562
                                                                ---------------
                                                                     95,789,801
                                                                ---------------
Automotive Parts--0.3%
     38,000    Arvin Industries, Inc.                                 1,584,125
     20,900    Danaher Corp.                                          1,135,131
    104,500    Kaydon Corp.                                           4,186,531
    276,933    Meritor Automotive, Inc.                               5,867,518
                                                                ---------------
                                                                     12,773,305
                                                                ---------------
Biotechnology--1.1%
    209,500    Amgen, Inc.*                                          21,905,844
    129,500    Genentech, Inc.*                                      10,319,531
    100,000    Sepracor, Inc.*                                        8,812,500
                                                                ---------------
                                                                     41,037,875
                                                                ---------------
Broadcasting--2.3%
    625,400    CBS Corp.*                                            20,481,850
    165,000    Comcast Corp.                                          9,683,437
    739,200    Infinity Broadcasting Corp.*                          20,235,600
    335,000    MediaOne Group, Inc.*                                 15,745,000
    325,000    Tele-Communications, Inc.*                            17,976,562
                                                                ---------------
                                                                     84,122,449
                                                                ---------------
Building Materials and Homebuilders--1.0%
     33,000    Centex Construction Products, Inc.                     1,340,625
     16,500    Crossman Communities, Inc.*                              455,813
    150,000    D.R. Horton, Inc.                                      3,450,000
     92,500    Lafarge Corp.                                          3,746,250
    145,000    Lennar Corp.                                           3,661,250
    157,800    Lone Star Industries, Inc.                             5,809,012
     79,650    Martin Marietta Materials, Inc.                        4,953,234
     83,120    Southdown, Inc.                                        4,919,665
     36,000    U.S. Home Corp.*                                       1,197,000
     45,700    Vulcan Materials Co.                                   6,012,406
                                                                ---------------
                                                                     35,545,255
                                                                ---------------
Capital Goods-Miscellaneous Technology--0.0%
     43,000    AFC Cable Systems, Inc.*                               1,445,875
                                                                ---------------
Chemicals--0.2%
    282,000    Cambrex Corp.                                          6,768,000
                                                                ---------------
Computer Software--6.0%
     52,000    America Online, Inc.*                                  8,320,000
    140,300    BMC Software, Inc.*                                    6,252,119
     11,700    ChoicePoint, Inc.*                                       754,650
    220,000    Computer Associates Int'l., Inc.                       9,377,500
     27,000    DST Systems, Inc.*                                     1,540,688
    131,900    J.D. Edwards*                                          3,742,662
  1,104,400    Microsoft Corp.*                                     153,166,475
    340,200    Novell, Inc.*                                          6,166,125
    495,000    Oracle Corp.*                                         21,346,875
    104,000    Sterling Software, Inc.*                               2,814,500
    138,800    SunGuard Data Systems, Inc.*                           5,508,625
     36,000    Wind River Systems, Inc.*                              1,692,000
                                                                ---------------
                                                                    220,682,219
                                                                ---------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Computer Systems--11.4%
    434,500    Apple Computer, Inc.*                             $   17,787,344
    829,600    Compaq Computer Corp.                                 34,791,350
    195,900    EMC Corp.*                                            16,651,500
    370,000    Hewlett Packard Co.                                   25,275,625
     89,500    Honeywell, Inc.                                        6,740,469
    654,500    Int'l. Business Machines                             120,918,875
    478,200    Lexmark Int'l. Group, Inc.*                           48,059,100
    230,000    Pitney Bowes, Inc.                                    15,194,375
     63,300    SCI Systems, Inc.*                                     3,655,575
    226,400    Seagate Technology*                                    6,848,600
  1,706,400    Storage Technology Corp.*                             60,683,850
    367,800    Sun Microsystems, Inc.*                               31,492,875
    248,000    Xerox Corp.                                           29,264,000
                                                                 --------------
                                                                    417,363,538
                                                                 --------------
Conglomerates--0.6%
    310,000    Textron, Inc.                                         23,540,625
                                                                 --------------
Cosmetics and Toiletries--0.0%
     21,600    Alberto-Culver Co.                                       545,400
                                                                 --------------
Drugs and Hospitals--12.4%
    560,000    Abbott Laboratories                                   27,440,000
    269,320    Allegiance Corp.                                      12,557,045
    197,800    Arterial Vascular Engineering, Inc.*                  10,384,500
    257,600    Biomet, Inc.                                          10,368,400
    649,600    Bristol-Myers Squibb Corp.                            86,924,600
    346,000    Johnson and Johnson                                   29,020,750
    385,000    Medtronic, Inc.                                       28,586,250
    479,900    Merck & Co., Inc.                                     70,875,231
    520,000    Mylan Laboratories, Inc.                              16,380,000
     27,000    Patterson Dental Co.*                                  1,174,500
    906,600    Pfizer, Inc.                                         113,721,637
     27,000    Safeskin Corp.*                                          651,375
    608,700    Schering-Plough Corp.                                 33,630,675
    182,400    Warner-Lambert Co.                                    13,714,200
                                                                 --------------
                                                                    455,429,163
                                                                 --------------
Electrical Equipment--4.3%
  1,541,200    General Electric Co.                                 157,298,725
                                                                 --------------
Electronics and Instruments--0.1%
     64,400    Analogic Corp.                                         2,423,050
     42,200    Dynatech Corp.*                                          116,050
                                                                 --------------
                                                                      2,539,100
                                                                 --------------
Energy-Miscellaneous--0.1%
    451,300    Frontier Oil Corp.*                                    2,228,294
    169,600    Giant Industries, Inc.                                 1,590,000
      5,100    Holly Corp.                                               86,063
                                                                 --------------
                                                                      3,904,357
                                                                 --------------
Entertainment and Leisure--0.8%
    400,000    Carnival Corp.                                        19,200,000
    158,000    Viacom, Inc.*                                         11,692,000
                                                                 --------------
                                                                     30,892,000
                                                                 --------------
Financial-Banks--3.3%
          9    BankBoston Corp.                                             350
    260,000    Bank of New York, Inc.                                10,465,000
     34,000    BB&T Corp.                                             1,370,625
     26,000    CCB Financial Corp.                                    1,482,000
     15,000    Centura Banks, Inc.                                    1,115,625
     81,000    City National Corp.                                    3,371,625
    145,200    Comerica, Inc.                                         9,900,825
     71,268    Commerce Bankshares, Inc.                              3,028,890
     20,000    Cullen Frost Bankers, Inc.                             1,097,500
    108,000    Firstar Corp.                                         10,071,000
     60,000    FirstMerit Corp.                                       1,612,500
    470,000    Fleet Financial Group, Inc.                           21,003,125
     84,379    Hubco, Inc.                                            2,541,917
     22,627    M & T Bank Corp.                                      11,741,999
    197,000    Mellon Bank Corp.                                     13,543,750
     90,389    National City Corp.                                    6,553,203
     75,000    Premier Bancshares, Inc., GA                           1,964,063
    224,848    Premier National Bancorp, Inc.                         4,173,741
    148,500    Union BanCal Corp.                                     5,058,281
     45,000    U.S. Bancorp, Inc.                                     1,597,500
     23,000    U.S. Trust Corp.                                       1,748,000
     43,000    Webster Financial Corp.                                1,179,813
     36,000    Westamerica Bancorp                                    1,323,000
     72,000    Zions Bancorp                                          4,491,000
                                                                 --------------
                                                                    120,435,332
                                                                 --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

Financial-Other--3.3%
    190,200    A.G. Edwards, Inc.                                $    7,084,950
    294,400    American Express Co.                                  30,102,400
    137,000    Countrywide Credit Industries, Inc.                    6,875,687
     31,666    Duff & Phelps Credit Rating Co.                        1,735,693
    258,400    Federal Home Loan Mortgage Corp.                      16,650,650
    434,600    Federal National Mortgage Assn.                       32,160,400
    338,000    Jefferies Group, Inc.                                 16,773,250
     87,332    Legg Mason, Inc.                                       2,756,416
    384,075    Morgan Keegan, Inc.                                    7,225,411
     31,000    Ragen MacKenzie Group, Inc.*                             370,063
     28,105    Raymond James Financial, Inc.                            593,718
                                                                 --------------
                                                                    122,328,638
                                                                 --------------
Financial-Thrift--1.1%
    209,800    Astoria Financial Corp.                                9,598,350
    160,000    BankAtlantic Bancorp, Inc.                             1,140,000
    246,250    BankAtlantic Bancorp, Inc. Class A                     1,585,234
     27,040    California Federal Bancorp, Inc.*                        327,860
    179,277    Charter One Financial, Inc.                            4,974,937
     99,000    Coastal Bancorp, Inc.                                  1,732,500
     20,000    Coast Federal Litigation Trust*                          132,500
     66,625    Commercial Federal Corp.                               1,544,867
    220,000    Dime Bancorp, Inc.                                     5,816,250
     40,000    Golden State Bancorp, Inc.*                              665,000
     40,000    Golden State Bancorp, Inc.* (warrants)                   182,500
     24,866    Pacific Crest Capital, Inc.                              366,774
    760,954    Sovereign Bancorp, Inc.                               10,843,594
                                                                 --------------
                                                                     38,910,366
                                                                 --------------
Food, Beverage and Tobacco--2.2%
    180,000    Anheuser-Busch Cos., Inc.                             11,812,500
     71,269    CKE Restaurants, Inc.                                  2,097,981
    107,488    Earthgrains Co.                                        3,325,410
    136,000    Hershey Foods Corp.                                    8,457,500
     73,000    Interstate Bakeries Corp.                              1,929,938
    960,000    Philip Morris Cos., Inc.                              51,360,000
     69,000    Tootsie Roll Industries, Inc.                          2,699,625
                                                                 --------------
                                                                     81,682,954
                                                                 --------------
Footwear--0.1%
    111,200    Footstar, Inc.*                                        2,780,000
                                                                 --------------
Household Products--0.8%
    365,200    Dial Corp.                                            10,545,150
    188,800    Procter & Gamble Co.                                  17,239,800
                                                                 --------------
                                                                     27,784,950
                                                                 --------------
Insurance--2.9%
    388,700    Allstate Corp.                                        15,013,537
     55,000    Ambac Financial Group, Inc.*                           3,310,312
    198,000    American Bankers Ins. Group, Inc.                      9,578,250
      6,962    Berkshire Hathaway, Inc.*                             16,359,525
    153,000    Chicago Title Corp.                                    7,181,437
    107,000    Cigna Corp.                                            8,272,437
     36,000    Enhance Financial Svcs. Group, Inc.                    1,080,000
     36,300    Fidelity National Financial, Inc.                      1,107,150
     42,000    Financial Sec. Assur. Hldgs. Ltd.                      2,278,500
    163,800    Hartford Financial Svcs. Group, Inc.                   8,988,525
    150,000    Horace Mann Educators Corp.                            4,275,000
     54,000    Jefferson Pilot Corp.                                  4,050,000
    103,270    Liberty Financial Cos., Inc.                           2,788,290
     57,500    Lincoln National Corp., Inc.                           4,704,219
     50,600    MBIA, Inc.                                             3,317,462
    229,500    Old Republic Int'l. Corp.                              5,163,750
    144,000    Penn America Group, Inc.                               1,305,000
     67,000    Reinsurance Group of America                           4,070,250
    216,000    State Auto Financial Corp.                             2,673,000
     11,200    Transamerica Corp.                                     1,293,600
     30,000    W.R. Berkley Corp.                                     1,021,875
                                                                 --------------
                                                                    107,832,119
                                                                 --------------
Lodging--0.1%
    238,000    Prime Hospitality Corp.*                               2,513,875
                                                                 --------------
Machinery and Equipment--0.2%
    102,000    AAR Corp.                                              2,435,250
    115,000    Graco, Inc.                                            3,392,500
     25,000    SPX Corp.*                                             1,675,000
                                                                 --------------
                                                                      7,502,750
                                                                 --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Merchandising-Department Stores--3.5%
    122,000    Dayton Hudson Corp.                               $    6,618,500
    125,000    Federated Department Stores, Inc.*                     5,445,312
    215,000    Fred Meyer, Inc., DE*                                 12,953,750
    238,500    Saks, Inc.*                                            7,527,656
     27,300    Shopko Stores, Inc.*                                     907,725
    376,800    TJX Cos., Inc.                                        10,927,200
  1,036,000    Wal-Mart Stores, Inc.                                 84,369,250
                                                                 --------------
                                                                    128,749,393
                                                                 --------------
Merchandising-Drugs--0.7%
     89,250    Cardinal Health, Inc.                                  6,771,844
    251,472    CVS Corp.                                             13,830,960
    110,000    Walgreen Co.                                           6,441,875
                                                                 --------------
                                                                     27,044,679
                                                                 --------------
Merchandising-Food--1.8%
    240,000    Albertson's, Inc.                                     15,285,000
    150,000    Kroger Co.*                                            9,075,000
    430,390    Safeway, Inc.*                                        26,226,891
    344,200    Supervalu, Inc.                                        9,637,600
    225,000    Sysco Corp.                                            6,173,437
                                                                 --------------
                                                                     66,397,928
                                                                 --------------
Merchandising-Mass--0.1%
    205,400    K Mart Corp.*                                          3,145,188
                                                                 --------------
Merchandising-Special--3.8%
     80,000    Abercrombie & Fitch Co.*                               5,660,000
    123,900    Best Buy, Inc.*                                        7,604,362
     69,000    BJ's Wholesale Club, Inc.*                             3,195,563
    140,000    Costco Cos., Inc.*                                    10,106,250
    540,000    GAP, Inc.                                             30,375,000
    752,000    Home Depot, Inc.                                      46,013,000
    293,400    Lowes Cos., Inc.                                      15,018,412
    412,500    Pier 1 Imports, Inc.                                   3,996,094
    159,000    Ross Stores, Inc.                                      6,260,625
    250,000    Tandy Corp.                                           10,296,875
                                                                 --------------
                                                                    138,526,181
                                                                 --------------
Miscellaneous-Consumer Growth Cyclical--0.1%
    117,100    Avis Rent A Car, Inc.*                                 2,832,356
     59,366    Nielsen Media Research, Inc.                           1,068,588
                                                                 --------------
                                                                      3,900,944
                                                                 --------------
Miscellaneous-Consumer Growth Staples--0.7%
    110,000    A.C. Nielsen Corp.*                                    3,107,500
    190,000    American Greetings Corp.                               7,801,875
     52,500    Interpublic Group Cos., Inc.                           4,186,875
    190,000    Valassis Communications, Inc.*                         9,808,750
                                                                 --------------
                                                                     24,905,000
                                                                 --------------
Oil and Gas Producing--1.1%
    301,000    Anadarko Petroleum Corp.*                              9,293,375
    205,000    Basin Exploration, Inc.*                               2,575,313
     64,300    Callon Petroleum Co.*                                    747,488
    304,000    Chieftain Int'l., Inc.*                                4,370,000
    247,000    Devon Energy Corp.                                     7,579,812
    150,700    Petromet Resources Ltd.*                                 273,144
    224,200    Rigel Energy Corp.*                                    1,466,798
    289,800    St. Mary Land & Exploration Co.                        5,361,300
     60,700    Snyder Oil Corp.                                         808,069
    152,100    Vastar Resources, Inc.                                 6,568,819
                                                                 --------------
                                                                     39,044,118
                                                                 --------------
Oil and Gas Services--0.5%
    275,000    Halliburton Co.                                        8,146,875
    312,000    Transocean Offshore, Inc.                              8,365,500
     55,300    Willbros Group, Inc.*                                    307,606
                                                                 --------------
                                                                     16,819,981
                                                                 --------------
Oil-Integrated-Domestic--0.3%
    116,200    Conoco, Inc.*                                          2,425,675
     71,000    Sunoco, Inc.                                           2,560,438
    460,500    Tesoro Petroleum, Inc.*                                5,583,562
                                                                 --------------
                                                                     10,569,675
                                                                 --------------
Oil-Integrated-International--1.5%
    228,800    Chevron Corp.                                         18,976,100
    489,800    Exxon Corp.                                           35,816,625
                                                                 --------------
                                                                     54,792,725
                                                                 --------------
Paper and Forest Products--0.4%
    245,000    Kimberly Clark Corp.                                  13,352,500
                                                                 --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

Publishing and Print--1.3%
    230,000    Dun and Bradstreet Corp.                          $    7,259,375
    628,200    Time Warner, Inc.                                     38,987,662
                                                                 --------------
                                                                     46,247,037
                                                                 --------------
Publishing-News--1.2%
     35,100    Central Newspapers, Inc.                               2,507,456
    133,400    Gannett Co., Inc.                                      8,604,300
    188,200    Harte-Hanks Communications                             5,363,700
    175,000    Knight Ridder, Inc.*                                   8,946,875
    326,800    New York Times Co.                                    11,335,875
     56,000    Tribune Co.                                            3,696,000
      6,700    Washington Post Co.                                    3,872,181
                                                                 --------------
                                                                     44,326,387
                                                                 --------------
Railroads--0.2%
    182,500    Kansas City Southern Inds., Inc.                       8,976,719
                                                                 --------------
Semiconductors--1.7%
    464,000    Advanced Micro Devices, Inc.*                         13,427,000
    247,500    Intel Corp.                                           29,344,219
    307,100    Motorola, Inc.                                        18,752,294
                                                                 --------------
                                                                     61,523,513
                                                                 --------------
Textile-Apparel and Production--0.2%
    196,000    Jones Apparel Group, Inc.*                             4,324,250
     58,400    Westpoint Stevens, Inc.*                               1,843,250
                                                                 --------------
                                                                      6,167,500
                                                                 --------------
Transportation-Miscellaneous--0.2%
    108,000    GATX Corp.                                             4,090,500
    376,700    Maritrans, Inc.                                        2,472,094
     45,000    Sea Containers Ltd.                                    1,347,188
                                                                 --------------
                                                                      7,909,782
                                                                 --------------
Truckers--0.0%
     32,100    FRP Pptys., Inc.*                                        866,700
                                                                 --------------
Utilities-Electric--2.8%
    105,000    BEC Energy                                             4,324,688
    100,000    Carolina Power and Light Co.                           4,706,250
     50,000    Cinergy Corp.                                          1,718,750
    153,000    Consolidated Edison, Inc.                              8,089,875
    158,000    DQE                                                    6,942,125
    146,740    Duke Energy Co.                                        9,400,531
     79,800    Energy East Corp.                                      4,508,700
    185,000    Florida Progress Corp.                                 8,290,312
    235,000    FPL Group, Inc.                                       14,481,875
    156,500    IPALCO Enterprises                                     8,675,969
      7,000    Minnesota Power & Light Co.                              308,000
    110,000    Montana Power Co.*                                     6,221,875
     64,500    New Century Energies, Inc.                             3,144,375
     58,000    NIPSCO Industries, Inc.                                1,765,375
    165,000    Teco Energy, Inc.                                      4,650,938
    170,000    Texas Utilities Co.                                    7,936,875
    145,000    UtiliCorp United, Inc.*                                5,319,687
                                                                 --------------
                                                                    100,486,200
                                                                 --------------
Utilities-Telecommunications--12.1%
    230,000    Airtouch Communications, Inc.*                        16,588,750
    702,800    Ameritech Corp.                                       44,539,950
    689,200    AT & T Corp.                                          51,862,300
    680,000    Bell Atlantic Corp.                                   36,040,000
  1,706,400    BellSouth Corp.                                       85,106,700
    125,000    Ciena Corp.*                                           1,828,125
    495,000    GTE Corp.                                             32,175,000
    250,000    Lucent Technologies, Inc.                             27,500,000
  1,005,608    MCI WorldCom, Inc.*                                   72,152,374
    622,000    SBC Communications, Inc.                              33,354,750
    211,000    Sprint Corp.                                          17,750,375
    105,500    Sprint PCS*                                            2,439,688
    325,000    U.S. West, Inc.                                       21,003,125
                                                                 --------------
                                                                    442,341,137
                                                                 --------------
TOTAL COMMON STOCKS
  (Cost $2,324,565,758)                                           3,479,601,428
                                                                 --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

--------------------------
REPURCHASE AGREEMENT--5.5%
--------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

$200,108,000   State Street Bank & Trust Co.
               repurchase agreement,
               dated 12/31/98, maturity
               value $200,219,171 at 5.00%,
               due 1/4/99 (collateralized
               by $25,505,000 Federal Home Loan Bank
               Notes, 5.025%, due 11/5/99,
               by $115,000 Federal Home Loan Bank
               Notes, 5.03%, due 10/29/99,
               by $51,005,000 Federal Home Loan Bank
               Notes, 5.45%, due 1/8/99,
               by $25,505,000 Federal Home Loan Bank
               Notes, 5.785%, due 5/18/00,
               by $25,505,000 Federal National Mortgage
               Assn. Notes, 4.85%, due 11/20/00,
               by $25,505,000 Federal National Mortgage
               Assn. Notes, 5.10%, due 9/25/00,
               by $25,505,000 Federal National Mortgage
               Assn. Notes, 5.81%, due 4/5/00, and
               by $25,505,000 U.S. Treasury
               Notes, 5.75%, due 9/30/99)                        $  200,108,000
                                                                 --------------

TOTAL REPURCHASE AGREEMENT
  (Cost $200,108,000)                                               200,108,000
                                                                 --------------

TOTAL INVESTMENTS--100.4%
  (Cost $2,524,673,758)                                           3,679,709,428

LIABILITIES IN EXCESS OF
  CASH, RECEIVABLES
    AND OTHER ASSETS--(0.4%)                                        (14,513,547)
                                                                 --------------

-------------------------------------------------------------------------------
NET ASSETS--100.0%                                               $3,665,195,881
-----------------------------------------------------------------==============

                       See notes to financial statements.

--------------------------------------------------------------------------------

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The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
  Investments, at market (cost $2,524,673,758)                  $ 3,679,709,428
  Cash                                                                    6,965
  Receivable for securities sold                                     22,685,922
  Dividends receivable                                                3,209,567
  Receivable for fund shares sold                                       772,627
  Interest receivable                                                    27,793
                                                                ---------------
  TOTAL ASSETS                                                    3,706,412,302
                                                                ---------------
LIABILITIES
  Payable for securities purchased                                   31,652,490
  Payable for fund shares redeemed                                    4,932,708
  Accrued expenses                                                      327,376
  Due to affiliates                                                   4,303,847
                                                                ---------------
  TOTAL LIABILITIES                                                  41,216,421
                                                                ---------------
    NET ASSETS                                                  $ 3,665,195,881
                                                                ===============
COMPONENTS OF NET ASSETS
  Capital stock, at par                                         $        74,671
  Additional paid-in capital                                      2,423,900,384
  Undistributed net investment income                                   286,405
  Accumulated net realized gain on investments                       85,898,751
  Net unrealized appreciation of investments                      1,155,035,670
                                                                ---------------
    NET ASSETS                                                  $ 3,665,195,881
                                                                ===============

  Shares Outstanding--$0.001 par value                               74,671,173
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         49.08
                                                                ===============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
  Dividends                                                     $    39,843,836
  Interest                                                           10,132,742
  Less: Foreign tax withheld                                             (6,750)
                                                                ---------------
  Total Income                                                       49,969,828
                                                                ---------------
Expenses:
  Investment advisory fees--Note B                                   16,907,183
  Custodian fees                                                        378,231
  Printing expense                                                      322,000
  Registration fees                                                      42,000
  Audit fees                                                             17,500
  Directors' fees--Note B                                                16,000
  Legal fees                                                              5,600
  Insurance expense                                                       4,611
  Transfer agent fees                                                     2,200
  Other                                                                     700
                                                                ---------------
  Total Expenses                                                     17,696,025
                                                                ---------------
  Net Investment Income                                              32,273,803
                                                                ---------------

Realized and Unrealized Gain/(Loss)
  on Investments--Note F
  Net realized gain on investments                                  372,509,200
  Net change in unrealized appreciation
    of investments                                                  212,338,243
                                                                ---------------
  Net Realized and Unrealized Gain
    on Investments                                                  584,847,443
                                                                ---------------
  Net Increase in Net Assets
    from Operations                                             $   617,121,246
                                                                ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                              Year Ended December 31,
                                                              1998              1997
                                                         ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                 $    32,273,803   $    32,357,899
   Net realized gain on investments                          372,509,200       392,500,062
   Net change in unrealized appreciation of investments      212,338,243       391,861,332
                                                         ---------------   ---------------
     Net Increase in Net Assets from Operations              617,121,246       816,719,293
                                                         ---------------   ---------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                     (32,287,254)      (32,059,486)
   Net realized gain on investments                         (380,510,130)     (344,492,912)
                                                         ---------------   ---------------
     Total Dividends and Distributions to Shareholders      (412,797,384)     (376,552,398)
                                                         ---------------   ---------------

 From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions--Note G                                    238,685,174       555,292,020
                                                         ---------------   ---------------
     Net Increase in Net Assets                              443,009,036       995,458,915

 Net Assets:
   Beginning of year                                       3,222,186,845     2,226,727,930
                                                         ---------------   ---------------
   End of year*                                          $ 3,665,195,881   $ 3,222,186,845
                                                         ===============   ===============

* Includes undistributed net investment income of:       $       286,405   $       298,413


                              See notes to financial statements.

--------------------------------------------------------------------------------

---------------
 The Guardian
Stock Fund,Inc.
---------------
      2
---------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                        Year Ended December 31,
                                           ---------------------------------------------------------------------------------
                                                    1998             1997             1996             1995             1994
                                           ---------------------------------------------------------------------------------
Net asset value,
  beginning of year ...................    $       46.05    $       38.59    $       34.72    $       27.33    $       29.00
                                           -------------    -------------    -------------    -------------    -------------
Income from investment
  operations:
  Net investment
    income ............................             0.47             0.52             0.53             0.44             0.40
  Net realized and unrealized
    gain/(loss) on investments ........             8.56            12.97             8.62             9.01            (0.77)
                                           -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease)
    from investment operations ........             9.03            13.49             9.15             9.45            (0.37)
                                           -------------    -------------    -------------    -------------    -------------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...............            (0.47)           (0.52)           (0.54)           (0.44)           (0.40)
  Net realized gain ...................            (5.53)           (5.51)           (4.74)           (1.62)           (0.90)
                                           -------------    -------------    -------------    -------------    -------------
  Total dividends and distributions ...            (6.00)           (6.03)           (5.28)           (2.06)           (1.30)
                                           -------------    -------------    -------------    -------------    -------------
Net asset value, end of year ..........    $       49.08    $       46.05    $       38.59    $       34.72    $       27.33
                                           -------------    -------------    -------------    -------------    -------------

Total return* .........................            19.86%           35.58%           26.90%           34.65%           (1.27)%
                                           -------------    -------------    -------------    -------------    -------------

Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ...................    $   3,665,196    $   3,222,187    $   2,226,728    $   1,615,271    $   1,038,991
  Ratio of expenses
     to average net assets ............             0.52%            0.52%            0.53%            0.53%            0.53%
  Ratio of net investment
    income to average net assets ......             0.95%            1.17%            1.50%            1.39%            1.49%
  Portfolio turnover rate .............               56%              51%              66%              78%              53%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------
 The Guardian
Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

--------------------
ASSET BACKED -- 7.2%
--------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$   2,700,000     Amresco 1997-1 M1F
                    7.42% due 3/25/27                             $   2,719,386
    1,100,000     California Infrastructure
                    Dev. 1997-1 A7
                    6.42% due 9/25/08                                 1,145,562
    5,500,000     Comed Transitional Funding Tr.
                    1998 A3
                    5.34% due 3/25/04                                 5,504,400
    4,000,000     Illinois Power Supply Purp. Tr.
                    1998-1 A5
                    5.38% due 6/25/07                                 3,970,800
    4,360,000     Premier Auto Tr. 1997-2 B
                    6.53% due 12/6/03                                 4,454,481
    3,300,000     Sears Cr. Account Master 1998-1 A
                    5.80% due 8/15/05                                 3,320,790
    6,250,000     UCFC Loan Tr. 1997-D A6
                    7.095% due 4/15/27                                6,333,562
                                                                  -------------
TOTAL ASSET BACKED
  (Cost $27,232,739)                                                 27,448,981
                                                                  -------------
------------------------
CORPORATE BONDS -- 29.1%
------------------------
Aerospace-Defense--1.6%
$   2,800,000     Lockheed Martin Corp.
                    6.55% due 5/15/99                             $   2,810,024
    3,500,000     Raytheon Co.+
                    6.40% due 12/15/18                                3,456,106
                                                                  -------------
                                                                      6,266,130
                                                                  -------------
Automotive Parts--0.9%
    3,500,000     Autozone, Inc.
                    6.00% due 11/1/03                                 3,470,008
                                                                  -------------
Banks--0.8%
    3,250,000     First Union Bank, Charlotte N.C.
                    5.80% due 12/1/08                                 3,243,084
                                                                  -------------
Beverage--0.9%
    3,500,000     Joseph E. Seagram & Sons, Inc.
                    6.40% due 12/15/03                                3,474,527
                                                                  -------------
Building Products--0.5%
    1,700,000     Lafarge Corp.
                    6.375% due 7/15/05                                1,743,603
                                                                  -------------
Entertainment--1.9%
    3,500,000     Time Warner, Inc.
                    6.95% due 1/15/28                                 3,707,190
    3,500,000     Time Warner, Inc.
                    6.625% due 5/15/29                                3,557,449
                                                                  -------------
                                                                      7,264,639
                                                                  -------------
Financial-Other--4.6%
    3,500,000     Associates Corp. of North America
                    5.85% due 1/15/01                                 3,525,210
    3,500,000     Donaldson Lufkin & Jenrette
                    Sec. Corp.
                    6.11% due 5/15/01                                 3,507,875
    7,000,000     Lehman Brothers Hldgs., Inc.
                    6.00% due 2/26/01                                 6,948,928
    3,500,000     Paine Webber Group, Inc.
                    6.45% due 12/1/03                                 3,511,833
                                                                  -------------
                                                                     17,493,846
                                                                  -------------
Homebuilders--0.9%
    3,500,000     Marlin Water Trust/Cap.+
                    7.09% due 12/15/01                                3,516,299
                                                                  -------------
Hospital-Supplies--0.9%
    3,500,000     Mallinckrodt, Inc.+
                    6.30% due 3/15/11                                 3,495,359
                                                                  -------------
Household Products--0.9%
    3,500,000     U.S. Filter Corp.
                    6.375% due 5/15/11                                3,474,534
                                                                  -------------
Insurance--1.8%
    3,500,000     Conseco, Inc.
                    6.40% due 6/15/01                                 3,349,671
    3,100,000     Zurich Capital Tr.+
                    8.376% due 6/1/37                                 3,440,287
                                                                  -------------
                                                                      6,789,958
                                                                  -------------
Merchandising-Department Stores--1.9%
    3,750,000     Federated Department Stores, Inc.
                    6.125% due 9/1/01                                 3,791,141
    3,400,000     Wal Mart Stores, Inc.
                    8.75% due 12/29/06                                3,481,260
                                                                  -------------
                                                                      7,272,401
                                                                  -------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Merchandising-Mass--0.9%
$   3,500,000     Aramark Services, Inc.
                    6.75% due 8/1/04                              $   3,517,087
                                                                  -------------
Miscellaneous-Capital Goods--1.3%
    5,000,000     Ikon Capital, Inc.
                    6.73% due 6/15/01                                 4,883,780
                                                                  -------------
Miscellaneous-Financial--0.9%
    3,500,000     Comdisco, Inc.
                    6.13% due 8/1/01                                  3,480,992
                                                                  -------------
Oil and Gas Producing--0.7%
    2,700,000     Vastar Resources, Inc.
                    6.00% due 4/20/00                                 2,703,680
                                                                  -------------
Telecommunications--3.9%
    2,000,000     Cox Communications, Inc.
                    6.95% due 1/15/28                                 2,086,116
    3,500,000     MCI WorldCom, Inc.
                    6.95% due 8/15/28                                 3,763,410
    7,000,000     Sprint Capital Corp.
                    6.875% due 11/15/28                               7,268,674
    1,500,000     TCI Communications, Inc.
                    7.125% due 2/15/28                                1,635,909
                                                                  -------------
                                                                     14,754,109
                                                                  -------------
Utilities-Electric -- 1.0%
    3,600,000     Niagara Mohawk Power Corp.
                    6.875% due 3/1/01                                 3,684,492
                                                                  -------------
Utilities-Gas and Pipeline--2.8%
    3,500,000     Williams Cos., Inc.
                    6.50% due 8/1/06                                  3,511,725
    7,000,000     Williams Cos., Inc.+
                    5.95% due 2/15/00                                 6,995,037
                                                                  -------------
                                                                     10,506,762
                                                                  -------------
TOTAL CORPORATE BONDS
  (Cost $110,129,387)                                               111,035,290
                                                                  -------------
-------------------------
 COLLATERALIZED MORTGAGE
   OBLIGATION -- 1.5%
-------------------------
$   5,792,102     GE Capital Mortgage Svcs., Inc.
                    1996-3A7 7.00% due 3/25/26
  (Cost $5,800,297)                                               $   5,821,338
                                                                  -------------
---------------------------------
 MORTGAGE PASS-THROUGHS -- 23.2%
---------------------------------
$  25,700,000     FHLMC TBA
                    6.50% (30 yr.)(a)                             $  25,901,602
    1,000,786     FHLMC Pool # C00658
                    6.50% due 10/1/28                                 1,008,302
    1,007,045     FHLMC Pool # C00676
                    6.50% due 11/1/28                                 1,014,608
      499,584     FHLMC Pool # C16257
                    6.50% due 10/1/28                                   503,336
      615,304     FHLMC Pool # C16258
                    6.50% due 10/1/28                                   619,925
    2,853,781     FHLMC Pool # C16576
                    6.50% due 10/1/28                                 2,875,213
      511,569     FHLMC Pool # C16778
                    6.50% due 10/1/28                                   515,411
      184,851     FHLMC Pool # C16787
                    6.50% due 11/1/28                                   186,239
      496,760     FHLMC Pool # C17481
                    6.50% due 10/1/28                                   500,491
      972,662     FHLMC Pool # C18032
                    6.50% due 11/1/28                                   979,967
    1,269,932     FHLMC Pool # E54124
                    7.00% due 8/1/08                                  1,299,000
      611,477     FHLMC Pool # G00454
                    6.50% due 2/1/26                                    615,966
    6,000,000     FNMA TBA
                    6.50% (30 yr.)(a)                                 6,041,304
   12,400,000     FNMA TBA
                    6.00% (30 yr.)(a)                                12,239,904
      344,102     FNMA Pool # 068106
                    8.50% due 8/1/09                                    365,491
      680,505     FNMA Pool # 068772
                    8.00% due 6/1/08                                    704,295
        7,202     FNMA Pool # 072923
                    8.25% due 1/1/09                                      7,595
    1,501,792     FNMA Pool # 303670
                    6.50% due 1/1/26                                  1,512,335
       21,120     FNMA Pool # 303713
                    6.50% due 2/1/26                                     21,268

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998 (Continued)

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$   1,486,202     FNMA Pool # 326874
                    6.50% due 10/1/25                             $   1,496,635
      947,633     FNMA Pool # 331912
                    6.50% due 12/1/25                                   954,285
      470,637     FNMA Pool # 336526
                    6.50% due 3/1/26                                    473,940
      507,584     FNMA Pool # 339380
                    6.50% due 3/1/26                                    510,949
      759,908     FNMA Pool # 409921
                    6.50% due 9/1/12                                    770,836
      732,401     FNMA Pool # 422948
                    6.50% due 7/1/13                                    742,933
      939,001     FNMA Pool # 424155
                    6.50% due 4/1/28                                    945,461
      708,275     FNMA Pool # 424360
                    6.50% due 6/1/13                                    718,460
      729,022     FNMA Pool # 426439
                    6.50% due 8/1/13                                    739,506
      759,550     FNMA Pool # 428175
                    6.50% due 5/1/13                                    770,472
      810,100     FNMA Pool # 432597
                    6.50% due 7/1/13                                    821,749
    1,480,270     FNMA Pool # 433685
                    6.50% due 11/1/28                                 1,490,455
      993,688     FNMA Pool # 434858
                    6.50% due 8/1/28                                  1,000,524
    1,183,055     FNMA Pool # 435759
                    6.50% due 7/1/13                                  1,200,068
      751,549     FNMA Pool # 435890
                    6.50% due 7/1/13                                    762,357
      449,316     FNMA Pool # 435942
                    6.50% due 7/1/13                                    455,778
      743,131     FNMA Pool # 436824
                    6.50% due 7/1/13                                    753,817
    1,484,263     FNMA Pool # 437293
                    6.50% due 9/1/28                                  1,494,475
      964,520     FNMA Pool # 440697
                    6.50% due 11/1/28                                   971,156
    1,071,638     FNMA Pool # 440806
                    6.50% due 9/1/28                                  1,079,011
      213,183     FNMA Pool # 441940
                    6.50% due 9/1/28                                    214,650
      462,371     FNMA Pool # 442281
                    6.50% due 10/1/28                                   465,552
       99,984     FNMA Pool # 443163
                    6.50% due 9/1/28                                    100,672
       35,714     FNMA Pool # 443678
                    6.50% due 9/1/28                                     35,959
      964,036     FNMA Pool # 444986
                    6.50% due 10/1/28                                   970,669
      507,688     FNMA Pool # 445861
                    6.50% due 9/1/28                                    511,181
    1,474,255     FNMA Pool # 447261
                    6.50% due 10/1/28                                 1,484,398
    1,301,580     FNMA Pool # 447289
                    6.50% due 10/1/28                                 1,310,535
    7,724,411     FNMA Pool # 448635
                    6.50% due 11/1/28                                 7,777,555
      756,556     FNMA Pool # 450950
                    6.50% due 11/1/28                                   761,867
        3,002     GNMA Pool # 000375
                    11.50% due 7/20/00                                    3,095
                                                                  -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $88,333,242)                                                 88,701,252
                                                                  -------------
--------------------------
 U.S. GOVERNMENT -- 37.3%
--------------------------
$  13,500,000     U.S. Treasury Bonds
                    6.625% due 2/15/27                            $  15,967,976
    9,800,000     U.S. Treasury Bonds
                    6.125% due 11/15/27                              10,976,000
    3,000,000     U.S. Treasury Notes
                    7.25% due 5/15/04                                 3,361,875
    2,700,000     U.S. Treasury Notes
                    7.25% due 8/15/04                                 3,036,658
    9,900,000     U.S. Treasury Notes
                    6.50% due 5/15/05                                10,849,786
    1,875,000     U.S. Treasury Notes
                    6.25% due 2/15/07                                 2,056,641
    2,250,000     U.S. Treasury Notes
                    6.125% due 8/15/07                                2,458,829

                       See notes to financial statements.

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                                                                  Bond Fund,Inc.
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                                                                  --------------

--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  19,135,000     U.S. Treasury Notes
                    6.00% due 8/15/00                             $  19,529,659
    3,000,000     U.S. Treasury Notes
                    5.875% due 11/15/05                               3,200,625
    2,500,000     U.S. Treasury Notes
                    5.75% due 8/15/03                                 2,609,375
   10,800,000     U.S. Treasury Notes
                    5.50% due 3/31/00                                10,908,000
    9,900,000     U.S. Treasury Notes
                    5.50% due 5/31/00                                10,014,474
    3,000,000     U.S. Treasury Notes
                    5.50% due 3/31/03                                 3,090,000
   16,800,000     U.S. Treasury Notes
                    5.375% due 6/30/00                               16,973,258
    2,300,000     U.S. Treasury Notes
                    5.25% due 8/15/03                                 2,357,500
   10,250,000     U.S. Treasury Notes
                    4.75% due 11/15/08(b)                            10,330,083
   13,050,000     U.S. Treasury Notes
                    4.625% due 11/30/00(b)                           13,058,156
    1,400,000     U.S. Treasury Notes
                    4.25% due 11/15/03                                1,381,625
                                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $139,937,631)                                               142,160,520
                                                                  -------------
---------------------------
 COMMERCIAL PAPER -- 18.2%
---------------------------
Automotive--3.8%
$  10,000,000     Ford Motor Credit Co.
                    5.76% due 1/4/99(b)                           $   9,995,200
    4,512,000     General Motors Acceptance Corp.
                    5.73% due 1/4/99(b)                               4,509,846
                                                                  -------------
                                                                     14,505,046
                                                                  -------------
Banks--3.1%
   11,758,000     Bank of Montreal
                    5.215% due 1/14/99(a)                            11,735,857
                                                                  -------------
Chemicals--2.4%
    9,334,000     Morton Int'l., Inc.
                    5.15% due 2/11/99(a)                              9,279,254
                                                                  -------------
Conglomerates--4.3%
    6,000,000     BTR Dunlop Finance, Inc.
                    5.30% due 1/14/99(a)                              5,988,517
   10,268,000     Koch Industries
                    5.25% due 1/4/99(b)                              10,263,508
                                                                  -------------
                                                                     16,252,025
                                                                  -------------
Miscellaneous-Consumer Growth Staples--2.9%
   11,000,000     Hertz Corp.
                    5.27% due 1/14/99(a)                             10,979,066
                                                                  -------------
Publishing-News--1.7%
    6,668,000     Knight Ridder, Inc.
                    5.40% due 1/14/99(a)                              6,654,997
                                                                  -------------
TOTAL COMMERCIAL PAPER
  (Cost $69,406,245)                                                 69,406,245
                                                                  -------------
------------------------------
 REPURCHASE AGREEMENT -- 0.4%
------------------------------
$   1,439,000     State Street Bank & Trust Co.
                  repurchase agreement,
                  dated 12/31/98, maturity
                  value $1,439,799 at 5.00%
                  due 1/4/99 (collateralized
                  by Federal Home Loan Bank
                  Notes, $1,475,000,
                  5.03% due 10/29/99)                             $   1,439,000
                                                                  -------------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,439,000)                                                   1,439,000
                                                                  -------------
TOTAL INVESTMENTS--116.9%
  (Cost $442,278,541)                                               446,012,626

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(b)--(6.1%)                                             (23,361,751)

PAYABLES FOR MORTGAGE
  PASS-THROUGHS DELAYED
  DELIVERY SECURITIES(a)--(11.6%)                                   (44,182,810)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES--0.8%                                       2,919,030
                                                                  -------------

NET ASSETS--100.0%                                                $ 381,387,095
                                                                  =============

(a) Commercial paper with the total of $44,637,691 is segregated to cover forward mortgage purchases.
(b) Commercial paper in the amount of $24,768,554 is segregated to cover reverse repurchase agreements.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
    Investments, at market (cost $442,278,541)                      $446,012,626
    Cash                                                                     961
    Interest receivable                                                3,668,681
    Receivable for fund shares sold                                       19,797
                                                                    ------------
    TOTAL ASSETS                                                     449,702,065
                                                                    ------------

LIABILITIES
    Payable for forward mortgage
      securities--Note E                                              44,182,810
    Payable for reverse repurchase
      agreements--Note D                                              23,361,751
    Payable for fund shares redeemed                                     157,565
    Payable for securities purchased                                      41,781
    Accrued expenses                                                      32,186
    Due to affiliates                                                    538,877
                                                                    ------------
    TOTAL LIABILITIES                                                 68,314,970
                                                                    ------------
      NET ASSETS                                                    $381,387,095
                                                                    ============

COMPONENTS OF NET ASSETS
    Capital stock, at par                                           $  3,119,313
    Additional paid-in capital                                       373,586,094
    Undistributed net investment income                                  183,322
    Accumulated net realized gain on investments                         764,281
    Net unrealized appreciation of investments                         3,734,085
                                                                    ------------
      NET ASSETS                                                    $381,387,095
                                                                    ============

    Shares Outstanding--$0.10 par value                               31,193,132
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      12.23
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
    Interest                                                        $ 22,781,497
                                                                    ------------
Expenses:
    Investment advisory fees--Note B                                   1,844,563
    Interest expense--reverse repurchase
      agreements                                                         419,472
    Custodian fees                                                       107,871
    Printing expense                                                      42,000
    Audit fees                                                            17,500
    Directors' fees--Note B                                               12,500
    Legal fees                                                             2,985
    Registration fees                                                      2,652
    Insurance expense                                                      2,262
    Transfer agent fees                                                    2,200
    Other                                                                    700
                                                                    ------------
    Total Expenses                                                     2,454,705
                                                                    ------------

    Net Investment Income                                             20,326,792
                                                                    ------------
Realized and Unrealized Gain/(Loss)
      on Investments--Note F
    Net realized gain on investments                                   7,360,219
    Net change in unrealized appreciation
      of investments                                                     676,254
                                                                    ------------
Net Realized and Unrealized Gain
  on Investments                                                       8,036,473
                                                                    ------------
Net Increase in Net Assets
  from Operations                                                   $ 28,363,265
                                                                    ============

                       See notes to financial statements.

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                                                                  Bond Fund,Inc.
                                                                  --------------
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                                                                  --------------

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STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended December 31,
                                                                  1998            1997
                                                             -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                     $  20,326,792   $  21,276,367
   Net realized gain/(loss) on investments                       7,360,219         (62,653)
   Net change in unrealized appreciation of investments            676,254       8,436,647
                                                             -------------   -------------
     Net Increase in Net Assets from Operations                 28,363,265      29,650,361
                                                             -------------   -------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                       (20,238,880)    (21,605,507)
   Net realized gain on investments                             (4,804,462)             --
                                                             -------------   -------------
     Total Dividends and Distributions to Shareholders         (25,043,342)    (21,605,507)
                                                             -------------   -------------
 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share
     transactions--Note G                                       22,655,261      (7,065,940)
                                                             -------------   -------------
     Net Increase in Net Assets                                 25,975,184         978,914

 Net Assets:
   Beginning of year                                           355,411,911     354,432,997
                                                             -------------   -------------
   End of year*                                              $ 381,387,095   $ 355,411,911
                                                             =============   =============

* Includes undistributed net investment income of:           $     183,322   $     598,263

                       See notes to financial statements.

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--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                         Year Ended December 31,
                                              -----------------------------------------------------------------------
                                                     1998           1997           1996           1995           1994
                                              -----------------------------------------------------------------------
Net asset value,
    beginning of year ......................  $     12.11    $     11.83    $     12.25    $     11.08    $     12.24
                                              -----------    -----------    -----------    -----------    -----------
Income from investment
    operations:
    Net investment
      income ...............................         0.69           0.75           0.76           0.76           0.40
    Net realized and unrealized gain/(loss)
      on investments .......................         0.28           0.29          (0.42)          1.17          (0.82)
                                              -----------    -----------    -----------    -----------    -----------
    Net increase/(decrease)
      from investment operations ...........         0.97           1.04           0.34           1.93          (0.42)
                                              -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
    to Shareholders from:
    Net investment income ..................        (0.69)         (0.76)         (0.76)         (0.76)         (0.68)
    Net realized gain ......................        (0.16)            --             --             --          (0.06)
                                              -----------    -----------    -----------    -----------    -----------
    Total dividends and distributions ......        (0.85)         (0.76)         (0.76)         (0.76)         (0.74)
                                              -----------    -----------    -----------    -----------    -----------
Net asset value, end of
    year ...................................  $     12.23    $     12.11    $     11.83    $     12.25    $     11.08
                                              -----------    -----------    -----------    -----------    -----------

Total return* ..............................         8.10%          8.99%          2.88%         17.59%         (3.45)%
                                              -----------    -----------    -----------    -----------    -----------

Ratios/supplemental data:
    Net assets, end of year
      (000's omitted) ......................  $   381,387    $   355,412    $   354,433    $   374,462    $   308,978
    Ratio of expenses
      to average net assets ................         0.67%          0.59%          0.54%          0.54%          0.54%
    Ratio of expenses (excluding interest
      expense) to average net assets .......         0.55%          0.55%           N/A            N/A            N/A
    Ratio of net investment
      income to average net assets .........         5.51%          6.15%          6.12%          6.43%          5.69%
    Portfolio turnover rate ................          287%           340%           188%           298%           311%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

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The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

---------------------------
 COMMERCIAL PAPER -- 82.8%
---------------------------

Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
FINANCIAL -- 23.6%
Finance Companies -- 16.9%
$  18,000,000     Goldman Sachs Group LP
                    5.10% due 3/9/99                               $  17,829,150
   18,000,000     Household Fin. Corp.
                    5.36% due 1/6/99                                  17,986,600
   17,500,000     Merrill Lynch & Co., Inc.
                    5.19% due 1/26/99                                 17,436,927
   17,500,000     Morgan Stanley Dean Witter & Co.
                    5.42% due 1/11/99                                 17,473,653
                                                                   -------------
                                                                      70,726,330
                                                                   -------------
Other Major Banks -- 4.1%
   17,500,000     Dresdner U.S. Finance
                    5.21% due 1/4/99                                  17,492,402
                                                                   -------------
Utilities-Electric -- 2.6%
   11,000,000     Nat'l. Rural Utils. Coop. Fin. Corp.
                    5.04% due 3/24/99                                 10,873,720
                                                                   -------------
                  Total Financial                                     99,092,452
                                                                   -------------
INDUSTRIAL -- 59.2%

Automotive -- 8.3%
   17,500,000     BMW U.S. Capital Corp.
                    5.73% due 1/13/99                                 17,466,575
   17,500,000     Ford Motor Credit Co.
                    5.20% due 1/8/99                                  17,482,306
                                                                   -------------
                                                                      34,948,881
                                                                   -------------
Conglomerates -- 8.4%
   17,500,000     BTR Dunlop Fin., Inc.
                    5.32% due 1/22/99                                 17,445,692
   18,000,000     General Electric Cap. Corp.
                    5.32% due 1/19/99                                 17,952,120
                                                                   -------------
                                                                      35,397,812
                                                                   -------------
Entertainment -- 4.2%
   17,500,000     Walt Disney Co.
                    5.25% due 1/14/99                                 17,466,823
                                                                   -------------
Food and Beverage -- 4.5%
   19,000,000     H. J. Heinz Co.
                    5.25% due 1/12/99                                 18,969,521
                                                                   -------------
Household Products -- 5.8%
   13,500,000     Clorox Co.
                    5.12% due 1/21/99                                 13,461,600
   11,000,000     Colgate Palmolive Co.
                    5.21% due 2/5/99                                  10,944,282
                                                                   -------------
                                                                      24,405,882
                                                                   -------------
Insurance -- 4.5%
   19,000,000     American General Fin. Corp.
                    5.30% due 1/15/99                                 18,960,838
                                                                   -------------
Machinery and Equipment -- 4.2%
                  17,500,000 Deere & Co.
                    5.65% due 1/7/99                                  17,483,521
                                                                   -------------
Metals -- 4.2%
   17,500,000     Rio Tinto America, Inc.
                    5.20% due 1/15/99                                 17,464,611
                                                                   -------------
Oil-Integrated-International -- 3.9%
   16,500,000     Texaco, Inc.
                    5.36% due 1/19/99                                 16,455,780
                                                                   -------------
Telecommunications -- 11.2%
   17,000,000     Bell Atlantic Fin. Svcs.
                    5.14% due 1/20/99                                 16,953,883
   11,000,000     GTE Funding, Inc.
                    5.16% due 2/8/99                                  10,940,087
   19,000,000     Lucent Technologies, Inc.
                    5.12% due 2/4/99                                  18,908,124
                                                                   -------------
                                                                      46,802,094
                                                                   -------------
                  Total Industrial                                   248,355,763
                                                                   -------------
TOTAL COMMERCIAL PAPER
   (Cost $347,448,215)                                               347,448,215
                                                                   -------------

                       See notes to financial statements.

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-------------------------------
 REPURCHASE AGREEMENT -- 16.7%
-------------------------------

Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$69,953,000       State Street Bank & Trust Co.
                  repurchase agreement,
                  dated 12/31/98, maturity
                  value $69,991,863 at 5.00%
                  due 1/4/99 (collateralized
                  by $20,360,000 Federal Home
                  Loan Bank Notes, 5.03%
                  due 10/29/99, and by
                  $51,005,000 Federal Home
                  Loan Bank Notes, 5.00%
                  due 10/27/99)                                    $  69,953,000
                                                                   -------------
TOTAL REPURCHASE AGREEMENT
  (Cost $69,953,000)                                                  69,953,000
                                                                   -------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $417,401,215)                                                417,401,215

CASH, RECEIVABLES AND OTHER
  ASSETS Less Liabilities-- 0.5%                                       2,081,439
                                                                   -------------

NET ASSETS -- 100.0%                                               $ 419,482,654
                                                                   =============

                       See notes to financial statements.

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The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
    Investments, at market (cost $417,401,215)                      $417,401,215
    Cash                                                                  40,946
    Receivable for fund shares sold                                    3,465,818
    Interest receivable                                                    9,716
                                                                    ------------
    TOTAL ASSETS                                                     420,917,695
                                                                    ------------

LIABILITIES
    Payable for fund shares redeemed                                     763,104
    Accrued expenses                                                      43,004
    Due to affiliates                                                    628,933
                                                                    ------------
    TOTAL LIABILITIES                                                  1,435,041
                                                                    ------------
      NET ASSETS                                                    $419,482,654
                                                                    ============

COMPONENTS OF NET ASSETS
    Capital stock, at par                                           $  4,194,827
    Additional  paid-in capital                                      415,287,827
                                                                    ------------
      NET ASSETS                                                    $419,482,654
                                                                    ============

    Shares Outstanding-- $0.10 par value                              41,948,265
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
    Interest                                                        $ 22,840,655
                                                                    ------------

Expenses:
    Investment advisory fees-- Note B                                  2,067,917
    Custodian fees                                                        83,556
    Audit fees                                                            17,000
    Printing expense                                                      16,500
    Directors' fees-- Note B                                              12,500
    Legal fees                                                             2,800
    Insurance expense                                                      2,262
    Transfer agent fees                                                    2,200
    Registration fees                                                      2,000
    Other                                                                    700
                                                                    ------------
    Total Expenses                                                     2,207,435
                                                                    ------------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                      $ 20,633,220
                                                                    ============

                       See notes to financial statements.

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                                                                  Cash Fund,Inc.
                                                                  --------------
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                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended December 31,
                                                           1998            1997
                                                       -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                               $  20,633,220   $  19,627,700
                                                       -------------   -------------
     Net Increase in Net Assets from Operations           20,633,220      19,627,700
                                                       -------------   -------------
 Dividends to Shareholders from:
   Net investment income                                 (20,633,220)    (19,627,700)
                                                       -------------   -------------
 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital
     share transactions -- Note G                         51,360,205     (10,199,261)
                                                       -------------   -------------
     Net Increase/(Decrease) in Net Assets                51,360,205     (10,199,261)

 Net Assets:
   Beginning of year                                     368,122,449     378,321,710
                                                       -------------   -------------
   End of year                                         $ 419,482,654   $ 368,122,449
                                                       =============   =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Cash Fund,Inc.
--------------
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--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                       Year Ended December 31,
                                -----------------------------------------------------------------------
                                       1998           1997           1996           1995           1994
                                -----------------------------------------------------------------------
Net asset value,
  beginning of year ..........  $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
  income .....................         0.50           0.50           0.49           0.54           0.38

Dividends to
  Shareholders from:
  Net investment income ......        (0.50)         (0.50)         (0.49)         (0.54)         (0.38)
                                -----------    -----------    -----------    -----------    -----------

Net asset value, end of
  year .......................  $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------    -----------    -----------    -----------    -----------

Total return* ................         5.10%          5.14%          4.98%          5.52%          3.82%
                                -----------    -----------    -----------    -----------    -----------

Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ..........  $   419,483    $   368,122    $   378,322    $   356,820    $   386,986
  Ratio of expenses to
    average net assets .......         0.53%          0.54%          0.54%          0.54%          0.54%
  Ratio of net investment
    income to average net assets       4.99%          5.02%          4.86%          5.39%          3.81%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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 The Guardian
  Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1998

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act).

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

--------------------------------------------------------------------------------

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                                                                   Stock, Bond
                                                                      & Cash
                                                                  --------------
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                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (Continued)

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1998, GSF and GBF reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain on investments. Increases (decreases) to the various capital accounts were as follows:

                                           Accumulated
                        Undistributed     net realized
                       net investment        gain on
                           income          investments
                       --------------     ------------
  GSF                         $ 1,443         $ (1,443)

  GBF                        (502,853)         502,853

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

--------------------------------------------------------------------------------

                                       65
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 The Guardian
 Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (Continued)

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1998.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the year ended December 31, 1998 amounted to $419,472.

--------------------------------------------------------------------------------

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                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (Continued)

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

    Face                                                              Market
    Value                                                              Value
    -----                                                              -----
$13,098,938      Reverse Repurchase Agreement with Goldman
                 Sachs, 5.76% dated 12/30/98, to be repurchased
                 at $13,104,850 on 1/4/99 ........................  $13,098,938

 10,262,813      Reverse Repurchase Agreement with J.P. Morgan,
                 5.25% dated 12/30/98, to be repurchased at
                 $10,263,041 on 1/4/99 ...........................   10,262,813
                                                                    -----------
                                                                    $23,361,751
                                                                    ===========

                 Average amount outstanding during the period ....  $10,559,804
                 Weighted average interest rate during the period          3.94%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

                                                    GSF               GBF
                                                    ---               ---
   Purchases ...............................    $1,764,827,940   $1,050,614,537
   Proceeds ................................    $1,856,118,601   $1,027,633,611

      The cost of investments owned at December 31, 1998 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1998 for GSF and GBF were as follows:

                                                     GSF               GBF
                                                     ---               ---
   Gross Appreciation                           $1,189,018,385    $   4,600,868
   Gross Depreciation                              (33,982,715)        (866,783)
                                                --------------    -------------
     Net Unrealized Appreciation                $1,155,035,670    $   3,734,085
                                                ==============    =============

--------------------------------------------------------------------------------

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 The Guardian
 Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for GBF and GCF. Transactions in capital stock were as follows:

                                       Year Ended December 31,        Year Ended December 31,
                                        1998            1997           1998           1997
------------------------------------------------------------------------------------------------
                                               Shares                       Amount
------------------------------------------------------------------------------------------------
o The Guardian Stock Fund, Inc.
Shares sold                           7,866,954       9,514,978   $ 380,142,286   $ 429,926,820
Shares issued in reinvestment of
   dividends and distributions        8,374,382       8,346,801     412,797,384     376,552,398
Shares repurchased                  (11,538,716)     (5,599,554)   (554,254,496)   (251,187,198)
------------------------------------------------------------------------------------------------
   Net increase                       4,702,620      12,262,225   $ 238,685,174   $ 555,292,020
------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                           6,974,815       3,714,602   $  87,077,087   $  45,183,038
Shares issued in reinvestment of
   dividends and distributions        2,050,219       1,799,751      25,043,342      21,605,507
Shares repurchased                   (7,180,997)     (6,115,919)    (89,465,168)    (73,854,485)
------------------------------------------------------------------------------------------------
   Net increase/(decrease)            1,844,037        (601,566)  $  22,655,261   $  (7,065,940)
------------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.
Shares sold                          45,585,640      30,190,330   $ 455,856,396   $ 301,903,299
Shares issued in reinvestment of
   dividends and distributions        2,063,322       1,962,770      20,633,220      19,627,700
Shares repurchased                  (42,512,942)    (33,173,026)   (425,129,411)   (331,730,260)
------------------------------------------------------------------------------------------------
   Net increase/(decrease)            5,136,020      (1,019,926)  $  51,360,205   $ (10,199,261)
------------------------------------------------------------------------------------------------

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                                                                   The Guardian
                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

New York, New York
February 10, 1999

--------------------------------------------------------------------------------

                                       69
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Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

-----------------------
COMMON STOCKS -- 100.1%
-----------------------

                                                                         Market
Shares                                                 Cost               Value
--------------------------------------------------------------------------------
Aerospace--0.2%
      10,000     Boeing Co.                       $    387,613     $    326,250
                                                  ------------     ------------
Agriculture--1.0%
      88,550     Archer-Daniels-Midland
                   Co.                               1,559,532        1,521,953
                                                  ------------     ------------
Automotive: Parts and Accessories--4.2%
      10,000     Dana Corp.                            330,161          408,750
      52,000     GenCorp Inc.                          851,619        1,296,750
      60,000     Modine Manufacturing Co.            2,081,405        2,175,000
      53,000     Standard Motor
                   Products Inc.                     1,168,013        1,285,250
      22,000     TransPro Inc.                         182,530          107,250
      60,000     Wynn's International Inc.             719,079        1,327,500
                                                  ------------     ------------
                                                     5,332,806        6,600,500
                                                  ------------     ------------
Aviation: Parts and Services--4.1%
      16,500     AAR Corp.                             223,738          389,812
      27,500     Barnes Group Inc.                     770,907          807,812
      25,000     Coltec Industries Inc. +              370,173          487,500
      16,000     Curtiss-Wright Corp.                  470,869          610,000
      80,000     Fairchild Corp., Cl. A              1,623,662        1,260,000
       7,500     Hi-Shear Industries Inc.               21,717           19,453
      31,000     Hudson General Corp.                1,227,562        1,953,000
      10,000     Kaman Corp., Cl. A                    150,871          160,625
      17,000     Moog Inc., Cl. A +                    435,250          665,125
                                                  ------------     ------------
                                                     5,294,750        6,353,327
                                                  ------------     ------------
Broadcasting--5.1%
      70,000     Ackerley Communications
                   Inc.                                598,717        1,277,500
      34,235     Chris-Craft Industries Inc.         1,422,761        1,649,699
      18,000     Gray Communications
                   Systems Inc.                        326,825          329,625
      80,000     Gray Communications
                   Systems Inc., Cl. B               1,015,413        1,095,000
      33,000     Liberty Corp.                       1,614,146        1,621,125
      16,500     United Television Inc.              1,394,455        1,897,500
                                                  ------------     ------------
                                                     6,372,318        7,870,449
                                                  ------------     ------------
Building and Construction--1.0%
      25,000     CalMat Co.                            773,125          771,875
      30,500     Nortek Inc.                           909,275          842,563
                                                  ------------     ------------
                                                     1,682,400        1,614,438
                                                  ------------     ------------
Business Services--0.9%
      30,000     Cendant Corp. +                       418,463          571,875
      37,000     Nashua Corp. +                        526,796          492,563
      25,000     Republic Industries Inc. +            495,733          368,750
                                                  ------------     ------------
                                                     1,440,992        1,433,188
                                                  ------------     ------------
Cable--7.9%
     150,000     Cablevision Systems
                   Corp., Cl. A +                    1,551,661        7,528,125
      70,000     MediaOne Group Inc.                 2,047,177        3,290,000
      17,000     Tele-Communications
                   Inc., Cl. A +                       502,219          940,313
      22,000     United International
                   Holdings Inc., Cl. A +              298,391          423,500
                                                  ------------     ------------
                                                     4,399,448       12,181,938
                                                  ------------     ------------
Consumer Products--2.9%
     105,000     Carter-Wallace Inc.                 1,693,052        2,060,625
      18,000     Gallaher Group plc                    310,807          489,375
      57,000     General Cigar Holdings
                   Inc. +                              570,016          495,188
      18,000     General Cigar Holdings
                   Inc., Cl. B (a)                     164,172          156,375
      35,000     General Housewares Corp.              365,088          420,000
      21,000     National Presto Industries
                   Inc.                                824,315          895,125
                                                  ------------     ------------
                                                     3,927,450        4,516,688
                                                  ------------     ------------
Consumer Services--3.2%
     175,000     Loewen Group Inc.                   2,503,272        1,476,563
     200,000     Rollins Inc.                        3,862,912        3,500,000
                                                  ------------     ------------
                                                    6,366,184        4,976,563
                                                  ------------     ------------
Diversified Industrial--3.8%
      40,000     Ampco-Pittsburgh Corp.                639,126          435,000
       9,000     Crane Co.                             139,950          271,688
      43,000     GATX Corp.                          1,214,549        1,628,625
      20,000     Honeywell Inc.                      1,266,661        1,506,250
      58,000     Katy Industries Inc.                  848,600        1,018,625
      17,500     Thomas Industries Inc.                290,747          343,438
      35,000     Tyler Corp.+                           76,475          214,375
      50,000     WHX Corp.                             625,488          503,125
                                                  ------------     ------------
                                                     5,101,596        5,921,126
                                                  ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                       70
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                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

                                                                        Market
Shares                                                 Cost              Value
--------------------------------------------------------------------------------
Energy and Utilities--3.4%
      30,000     BJ Services Co. +                $    460,465     $    468,750
       3,000     Cilcorp Inc.                          183,150          183,563
     224,073     Citizens Utilities Co., Cl. B       2,217,435        1,820,593
       3,000     Commonwealth Energy
                   System                              117,240          121,500
      15,000     Eastern Enterprises                   589,250          656,250
      90,000     Kaneb Services Inc. +                 274,500          365,625
       7,000     New England Electric
                   System                              337,864          336,875
      42,000     PennzEnergy Co. +                   1,114,089          685,125
      37,000     Pennzoil-Quaker State
                   Co. +                               971,747          548,063
       5,000     Southwest Gas Corp.                   132,834          134,375
                                                  ------------     ------------
                                                     6,398,574        5,320,719
                                                  ------------     ------------
Entertainment--11.9%
      84,664     Ascent Entertainment
                   Group Inc. +                        915,974          624,397
      24,000     Fisher Companies Inc.               1,631,566        1,644,000
      40,000     GC Companies Inc. +                 1,588,242        1,665,000
     104,000     Tele-Communications Inc./
                   Liberty Media Group,
                   Cl. A +                           1,452,465        4,790,500
      45,000     Time Warner Inc.                      911,719        2,792,813
      77,000     USA Networks Inc. +                 1,026,532        2,550,625
      60,000     Viacom Inc., Cl. A +                2,005,843        4,413,750
                                                  ------------     ------------
                                                     9,532,342       18,481,085
                                                  ------------     ------------
Environmental Services--0.2%
      63,000     EnviroSource Inc. +                   638,073          322,875
                                                  ------------     ------------
Equipment and Supplies--11.3%
     100,000     Aeroquip-Vickers Inc.               3,610,928        2,993,750
      36,000     AMETEK Inc.                           634,245          803,250
      36,000     CLARCOR Inc.                          686,041          720,000
      15,000     CTS Corp.                             219,200          652,500
      22,000     Daniel Industries Inc.                320,856          266,750
       3,000     Eastern Co.                            74,750           76,125
     115,500     Fedders Corp.                         682,345          671,344
      63,000     Flowserve Corp.                     1,588,451        1,043,438
      12,500     Franklin Electric Co. Inc.            409,386          843,750
     100,000     Hussmann International Inc.         1,364,427        1,937,500
      40,000     IDEX Corp.                          1,189,388          980,000
      25,000     Interlake Corp. +                     175,000          175,000
      10,000     Kollmorgen Corp.                      173,432          152,500
      28,000     Navistar International
                   Corp. +                             499,200          798,000
      28,000     Pittway Corp.                         527,107          946,750
      30,000     Sequa Corp., Cl. A +                1,048,823        1,796,250
      48,000     SPS Technologies Inc. +             2,053,163        2,670,000
                                                  ------------     ------------
                                                    15,256,742       17,526,907
                                                  ------------     ------------
Financial Services--5.3%
      62,000     American Bankers
                   Insurance Group Inc.              3,763,691        2,999,250
      62,000     Argonaut Group Inc.                 1,910,351        1,519,000
      20,000     Block (H & R) Inc.                    864,643          900,000
      10,000     Mellon Bank Corp.                     620,920          687,500
      55,000     Midland Co.                           836,172        1,326,875
      42,000     Pioneer Group Inc.                  1,091,116          829,500
                                                  ------------     ------------
                                                     9,086,894        8,262,125
                                                  ------------     ------------
Food and Beverage--10.1%
       4,000     Bestfoods Inc.                        193,171          213,000
      85,000     Celestial Seasonings Inc.             950,273        2,364,063
      38,000     Corn Products
                   International Inc.                1,223,226        1,154,250
      20,000     General Mills Inc.                  1,370,594        1,555,000
      15,000     Heinz (H.J.) Co.                      809,650          849,375
       4,000     Keebler Foods Co.                     108,399          150,500
      52,000     Kellogg Co.                         1,991,795        1,774,500
      50,000     PepsiCo Inc.                        1,900,172        2,046,875
      15,000     Quaker Oats Co.                       652,458          892,500
      45,000     Seagram Co.                         1,543,720        1,710,000
      22,000     Tootsie Roll Industries Inc.          400,141          860,750
       8,000     Twinlab Corp.                         151,916          105,000
      78,000     Whitman Corp.                       1,228,673        1,979,250
                                                  ------------     ------------
                                                    12,524,188       15,655,063
                                                  ------------     ------------
Health Care--1.0%
     120,000     IVAX Corp. +                        1,171,880        1,492,500
                                                  ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1998

                                                                         Market
Shares                                                 Cost               Value
--------------------------------------------------------------------------------
Hotels and Gaming--4.1%
     140,000     Aztar Corp. +                    $  1,035,984     $    708,750
     100,000     Gaylord Entertainment
                   Co., Cl. A                        2,735,008        3,012,500
      80,000     Hilton Hotels Corp.                 1,995,189        1,529,999
     100,000     Jackpot Enterprises Inc.            1,095,401          943,749
      55,000     Trump Hotels & Casino
                   Resorts Inc. +                      470,188          206,249
                                                  ------------     ------------
                                                     7,331,770        6,401,247
                                                  ------------     ------------
Publishing--7.5%
      15,000     Harcourt General Inc.                 702,375          798,750
      24,000     Lee Enterprises Inc.                  591,706          744,000
      20,500     McClatchy Newspapers
                   Inc., Cl. A                         559,269          725,188
       6,000     McGraw-Hill Companies
                   Inc.                                453,419          611,250
      65,000     Media General Inc., Cl. A           2,626,046        3,444,999
      15,000     Meredith Corp.                        303,454          568,125
      28,000     Penton Media Inc.                     367,285          567,000
      15,000     Pulitzer Publishing Co.               754,543        1,299,375
      50,000     Reader's Digest Association
                   Inc., Cl. B                       1,230,094        1,206,250
      82,000     Thomas Nelson Inc.                    987,793        1,107,000
       7,000     Times Mirror Co., Cl. A               425,038          392,000
       3,000     Tribune Co.                           164,400          198,000
                                                  ------------     ------------
                                                     9,165,422       11,661,937
                                                  ------------     ------------
Real Estate--1.3%
      35,000     Griffin Land & Nurseries
                   Inc.                                493,263          446,250
     110,000     Catellus Development
                   Corp.                             1,826,901        1,574,375
                                                  ------------     ------------
                                                     2,320,164        2,020,625
                                                  ------------     ------------
Retail--1.4%
       5,000     Aaron Rents Inc.                      100,625           75,624
      10,000     Aaron Rents Inc., Cl. A               199,750          149,375
      33,000     Lillian Vernon Corp.                  525,813          544,500
      53,000     Neiman Marcus Group
                   Inc. +                            1,230,033        1,321,688
      25,000     Scheib (Earl) Inc.                    196,312          137,500
                                                  ------------     ------------
                                                     2,252,534        2,228,687
                                                  ------------     ------------
Satellite--1.0%
      43,000     COMSAT Corp.                          944,715        1,548,000
                                                  ------------     ------------
Specialty Chemicals--0.8%
      20,000     Ferro Corp.                           337,263          520,000
      54,000     Sybron Chemicals Inc.               1,487,651          729,000
                                                  ------------     ------------
                                                     1,824,914        1,249,000
                                                  ------------     ------------
Telecommunications--1.8%
      62,000     Frontier Corp.                      1,923,865        2,108,000
      20,000     GST Telecommunications
                   Inc. +                              267,013          131,250
      55,000     Rogers Communications
                   Inc., Cl. B +                       317,794          488,125
                                                  ------------     ------------
                                                     2,508,673        2,727,375
                                                  ------------     ------------
Wireless Communications--4.7%
      35,000     Centennial Cellular Corp.,
                   Cl. A +                             776,012        1,435,000
      70,000     Rogers Cantel Mobile
                   Communications Inc.,
                   Cl. B +                             796,366          853,125
     110,000     Telephone & Data
                   Systems Inc.                      4,737,299        4,943,125
                                                  ------------     ------------
                                                     6,309,677        7,231,250
                                                  ------------     ------------
TOTAL
  INVESTMENTS--100.1%                             $ 129,131,651     155,445,815
                                                  ============

OTHER ASSETS AND
  LIABILITIES (Net)--(0.1)%                                             (84,848)
                                                                   ------------

NET ASSETS-- 100.0%                                                $155,360,967
                                                                   ============

SECURITIES SOLD SHORT
  Common Stock                                      Shares             Value
                                                    ------             -----
  Park Place Entertainment Corp
  (Proceeds $68,248)                                    10,000     $     63,750
                                                                   ============

For Federal tax purposes:
  Aggregate cost                                  $129,859,115
                                                  ============
  Gross unrealized appreciation                   $ 36,484,188
  Gross unrealized depreciation                   (10,897,488)
                                                  ------------
  Net unrealized appreciation                     $ 25,586,700
                                                  ============

(a)   Security fair valued as determined by the Board of Directors.
+     Non-income producing security.

                 See accompanying notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

Assets:
Investments, at value (Cost $129,131,651)                         $ 155,445,815
Cash                                                                    158,405
Dividends and interest receivable                                        87,247
Receivable for investments sold                                         512,570
Receivable for capital shares sold                                        6,734
Deferred organizational expenses                                         26,576
                                                                  -------------
  Total Assets                                                      156,237,347
                                                                  -------------
Liabilities:
Payable for investments purchased                                       106,915
Payable for capital shares redeemed                                     494,045
Payable for investment advisory fees                                    122,803
Security sold short, at value (Proceeds $68,248)                         63,750
Other accrued expenses                                                   88,867
                                                                  -------------
  Total Liabilities                                                     876,380
                                                                  -------------
  Net Assets applicable to 9,592,144 shares
    outstanding                                                   $ 155,360,967
                                                                  =============

Net Assets consist of:
Capital stock, at par value                                       $       9,592
Additional paid-in capital                                          129,718,686
Distributions in excess of net realized gain
  on investments                                                       (685,973)
Net unrealized appreciation on investments                           26,318,662
                                                                  -------------
  Total Net Assets                                                $ 155,360,967
                                                                  =============

  Net Asset Value, offering and redemption
    price per share (155,360,967 / 9,592,144
    shares outstanding; 500,000,000 shares
    authorized of $0.001 par value)                               $       16.20
                                                                  =============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

Investment Income:
  Dividends (net of foreign taxes of $2,523)                      $   1,308,604
  Interest                                                              504,810
                                                                  -------------
    Total Investment Income                                           1,813,414
                                                                  -------------

Expenses:
  Management fees                                                     1,392,897
  Custodian fees                                                         41,740
  Legal and audit fees                                                   33,000
  Directors' fees                                                        26,400
  Organizational expenses                                                20,000
  Shareholder services fees                                              11,161
  Miscellaneous expenses                                                 30,440
                                                                  -------------
    Total Expenses                                                    1,555,638
                                                                  -------------
Net Investment Income                                                   257,776
                                                                  -------------

Net Realized and Unrealized Gain on
Investments:
  Net realized gain on investments                                    7,189,741
  Net change in unrealized
    appreciation on investments
    and security sold short                                           5,528,146
                                                                  -------------
Net realized and unrealized gain on
  investments                                                        12,717,887
                                                                  -------------
Net increase in net assets resulting from
  operations                                                      $  12,975,663
                                                                  =============

                 See accompanying notes to financial statements.

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Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended      Year Ended
                                                               December 31,    December 31,
                                                                   1998            1997
                                                              -------------   -------------
Operations:
  Net investment income                                       $     257,776   $     118,286
  Net realized gain on investments                                7,189,741       7,046,284
  Net change in unrealized appreciation on investments
   and security sold short                                        5,528,146      17,681,316
                                                              -------------   -------------
  Net increase in net assets resulting from operations           12,975,663      24,845,886
                                                              -------------   -------------
Distributions to shareholders:
  Net investment income                                            (257,776)       (118,286)
  In excess of net investment income                                     --          (8,067)
  Net realized gain on investments                               (7,198,434)     (7,046,284)
  In excess of net realized gain on investments                    (626,865)        (29,472)
                                                              -------------   -------------
  Total distributions to shareholders                            (8,083,075)     (7,202,109)
                                                              -------------   -------------
Capital share transactions:
  Net increase in net assets from capital share transactions     45,118,114      36,244,957
                                                              -------------   -------------
  Net increase in net assets                                     50,010,702      53,888,734
Net Assets:
  Beginning of period                                           105,350,265      51,461,531
                                                              -------------   -------------
  End of period                                               $ 155,360,967   $ 105,350,265
                                                              =============   =============

                 See accompanying notes to financial statements.

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

------------------
1. -- Organization
------------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

-------------------------------------
2. -- Significant Accounting Policies
-------------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Short Sales

      The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security,

--------------------------------------------------------------------------------


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Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998

the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

Securities Transactions and Investment Income

      Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
3. -- Agreements with Affiliated Parties
----------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and Gabelli Funds, Inc. (the "Adviser"), the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's Sub-Administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all Officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

--------------------------
4. -- Portfolio Securities
--------------------------

      Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $108,006,193 and $56,865,560, respec-

--------------------------------------------------------------------------------

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                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998

tively. For the year ended December 31, 1998, the purchases and proceeds from the security sold short were $0 and $68,248, respectively.

----------------------------------
5. -- Transactions with Affiliates
----------------------------------

      During the year ended December 31, 1998, the Fund paid brokerage commissions of $187,764 to Gabelli & Company, Inc. and its affiliates.

--------------------------------
6. -- Capital Stock Transactions
--------------------------------

      Transactions in shares of capital stock were as follows:

                                    Year Ended                        Year Ended
                                 December 31, 1998                 December 31, 1997
                                 -----------------                 -----------------
                             Shares        Amount              Shares           Amount
                             ------        ------              ------           ------
Shares sold                4,460,537    $ 73,364,220          3,454,754      $ 50,227,654
Shares issued upon re-
 investment of dividends     512,885       8,083,075            478,228         7,202,109
Shares redeemed           (2,262,453)    (36,329,181)        (1,507,694)      (21,184,806)
                          ----------    ------------         ----------      ------------
Net increase               2,710,969    $ 45,118,114          2,425,288      $ 36,244,957
                          ==========    ============         ==========      ============

-----------------------
7. -- Subsequent Event:
-----------------------

      On February 10, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940.

--------------------------------------------------------------------------------

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  Asset Fund
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Gabelli Capital Asset Fund
--------------------------

FINANCIAL HIGHLIGHTS

      Selected data for a share of capital stock outstanding throughout each period:

                                                                   Year Ended December 31,
                                                     ------------------------------------------------
                                                        1998         1997          1996        1995+
                                                     ---------    ---------      --------    --------
Operating performance:
   Net asset value, beginning of period ...........  $   15.31    $   11.55      $  10.70    $  10.00
                                                     ---------    ---------      --------    --------
   Net investment income ..........................       0.03         0.02          0.02        0.03(a)
   Net realized and unrealized gain on investments        1.74         4.88          1.16        0.80
                                                     ---------    ---------      --------    --------
   Total from investment operations ...............       1.77         4.90          1.18        0.83
                                                     ---------    ---------      --------    --------
Distributions to shareholders:
   Net investment income ..........................      (0.03)       (0.02)        (0.02)      (0.03)
   Net realized gain on investments ...............      (0.78)       (1.12)        (0.31)      (0.09)
   In excess of net realized gain on investments ..      (0.07)       (0.00)(b)        --       (0.01)
                                                     ---------    ---------      --------    --------
   Total distributions ............................      (0.88)       (1.14)        (0.33)      (0.13)
                                                     ---------    ---------      --------    --------
Net asset value, end of period ....................  $   16.20    $   15.31      $  11.55    $  10.70
                                                     =========    =========      ========    ========
   Total return++ .................................       11.7%        42.6%         11.0%        8.4%
                                                     =========    =========      ========    ========

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ..............  $ 155,361    $ 105,350      $ 51,462    $ 26,364
Ratio of net investment income to average
  net assets ......................................       0.19%        0.17%         0.21%       0.75%(c)
Ratio of operating expenses to average
  net assets ......................................       1.12%        1.17%         1.31%       1.78%(d)
Portfolio turnover rate ...........................         43%          65%           53%         81%

------------
+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.

                 See accompanying notes to financial statements.

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--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund

(a series of Gabelli Capital Series Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedules of investments, and security sold short of Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1998, and the results of its operations for the year then ended, and the changes in its net assets for the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

New York, New York
February 3, 1999

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 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

----------------------
COMMON STOCKS -- 96.7%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

AUSTRALIA -- 1.8%
 Banks -- 1.1%
     221,600     Commonwealth Bank of Australia*                     $ 3,145,365
     280,600     National Australia Bank                               4,229,891
 Beverages -- 0.5%
   1,163,700     Fosters Brewing Group                                 3,151,881
 Business Services -- 0.2%
      61,910     Brambles Industries Ltd.                              1,508,011
                                                                     -----------
                                                                      12,035,148
                                                                     -----------
CHILE -- 0.0%
 Mining -- 0.0%
     129,500     Antofagasta Hldgs.                                      387,274
                                                                     -----------
FRANCE -- 6.8%
 Construction Materials -- 2.0%
     144,350     Lafarge                                              13,709,506
 Financial Services -- 3.3%
     154,000     AXA UAP                                              22,310,857
 Oil-Integrated -- 1.5%
      86,550     Elf Aquitaine                                        10,000,233
                                                                     -----------
                                                                      46,020,596
                                                                     -----------
GERMANY -- 15.4%
 Automobiles -- 2.1%
      15,530     Bayerische Motoren Werke AG                          12,048,656
       3,106     Bayerische Motoren Werke AG - New*                    2,301,638
 Banks -- 1.9%
     161,500     Bayerische Vereinsbank AG                            12,645,956
 Chemicals -- 0.9%
     159,800     BASF AG                                               6,098,212
 Drugs and Health Care -- 1.0%
      99,440     GEHE AG                                               6,861,634
 Footwear -- 1.2%
      75,500     Adidas AG                                             8,199,628
 Industrial Machineries -- 4.3%
     254,655     Mannesmann AG                                        29,184,630
 Insurance -- 2.0%
      27,450     Munchener Ruckvers                                   13,291,822
 Software -- 2.0%
      32,570     SAP AG                                               14,070,803
                                                                     -----------
                                                                     104,702,979
                                                                     -----------
HONG KONG -- 1.0%
 Conglomerates -- 0.7%
     725,000     Hutchison Whampoa                                     5,123,361
 Real Estate -- 0.3%
     250,000     Cheung Kong Hldgs.*                                   1,798,944
                                                                     -----------
                                                                       6,922,305
                                                                     -----------
HUNGARY -- 0.3%
 Pharmaceuticals -- 0.3%
      51,700     Richter Gedeon VEG                                   2,202,068
                                                                     -----------
IRELAND -- 2.7%
 Banks -- 1.3%
     512,000     Allied Irish Bank                                     9,160,262
 Construction Materials -- 1.4%
     555,000     CRH PLC                                               9,488,588
                                                                     -----------
                                                                      18,648,850
                                                                     -----------
ITALY -- 8.7%
 Banks -- 4.3%
   9,152,000     Banco di Roma*                                       15,498,261
     785,200     Sao Paolo IMI SPA*                                   13,866,667
 Telecommunications -- 4.4%
   4,572,000     Olivetti SPA*                                        15,899,483
   1,625,444     Telecom. Italia SPA                                  13,861,175
                                                                     -----------
                                                                      59,125,586
                                                                     -----------
JAPAN -- 14.6%
 Automotive -- 0.5%
     101,000     Honda Motor Co.                                       3,314,551
 Automotive Parts -- 0.6%
     213,000     Denso Corp.                                           3,937,815
 Chemicals -- 1.3%
     408,000     Kao Corp.                                             9,203,008
 Drugs and Health Care -- 0.8%
     260,000     Sankyo Co.                                            5,680,672
 Electronics -- 3.1%
     160,000     Canon, Inc.                                           3,417,957
     659,000     Matsushita Electric Works                             6,732,817
      41,000     Rohm Co.                                              3,731,889
      47,600     Sony Corp.                                            3,465,263
      41,000     TDK Corp.                                             3,746,395

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------


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                                                                  International
                                                                       Fund
                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

 Financial Services -- 3.3%
    142,800     Credit Saison Co.                                  $  3,517,895
    300,000     Nomura Securities Co. Ltd.*                           2,613,888
    134,100     Promise Co.                                           6,974,861
729,000,000     Sanwa Int'l. Financial                                5,142,658
     12,800     Shohkoh Fund & Co.                                    4,121,362
Leisure Products -- 0.4%
     18,100     Toho Co.                                              2,478,443
 Merchandising-Mass -- 0.7%
     33,500     Ryohin Keikaku Co. Ltd.                               4,459,752
Photography -- 0.6%
    105,000     Fuji Photo Film Co.                                   3,900,929
Retail Trade -- 1.1%
    107,000     Ito Yokado Co.                                        7,477,222
Telecommunications -- 2.2%
        975     Nippon Tele. & Tel. Corp.                             7,520,566
        187     NTT Mobile Comm. Network, Inc.                        7,691,729
                                                                   ------------
                                                                     99,129,672
                                                                   ------------
NETHERLANDS -- 3.2%
 Broadcasting and Publishing -- 2.0%
     360,000     Ver Ned Uitgevers                                   13,566,828
 Computer Services -- 1.2%
     304,300     CMG PLC                                              8,017,699
                                                                   ------------
                                                                     21,584,527
                                                                   ------------
NEW ZEALAND -- 0.1%
 Telecommunications -- 0.1%
     389,412     Telecom. Corp. of New Zealand                          850,379
                                                                   ------------
PEOPLE'S REPUBLIC OF CHINA -- 0.4%
 Telecommunications -- 0.4%
   1,648,000     China Telecom.*                                      2,850,328
                                                                   ------------
POLAND -- 0.7%
 Electrical Equipments -- 0.7%
     428,950     Elektrim                                             4,643,903
                                                                   ------------
SINGAPORE -- 0.6%
 Publishing -- 0.6%
     344,846     Singapore Press Hldgs.                               3,759,678
                                                                   ------------
SPAIN -- 5.6%
 Banks -- 1.6%
     559,800     Banco Santander S.A.                                11,107,768
 Construction and Housing -- 4.0%
     334,800     Acciona S.A.                                        27,303,209
                                                                   ------------
                                                                     38,410,977
                                                                   ------------
SWEDEN -- 2.3%
 Construction and Mining Equipment -- 0.7%
     216,000     Atlas Copco AB                                       4,679,008
 Telecommunications -- 1.6%
     449,000     LM Ericsson                                         10,665,739
                                                                   ------------
                                                                     15,344,747
                                                                   ------------
SWITZERLAND -- 9.7%
 Business Services -- 1.2%
      18,309     Adecco S.A.                                          8,356,805
 Insurance -- 3.1%
      28,080     Zurich Allied AG*                                   20,788,644
 Pharmaceuticals -- 3.2%
      11,210     Novartis AG                                         22,033,195
 Telecommunications -- 2.2%
      35,550     Swisscom AG*                                        14,880,432
                                                                   ------------
                                                                     66,059,076
                                                                   ------------
UNITED KINGDOM -- 22.8%
 Banks -- 3.4%
     252,000     Barclays*                                            5,463,698
     325,000     Halifax PLC*                                         4,596,382
     670,000     Lloyds TSB Group PLC                                 9,539,625
     188,000     National Westminster Bank Co. PLC                    3,638,810
 Conglomerates -- 3.7%
   1,382,000     Hanson PLC                                          10,998,139
   1,123,000     Rentokil Initial PLC                                 8,489,201
     994,153     Williams Hldgs.                                      5,681,818
 Data Services -- 0.4%
     253,933     Reuters Group PLC                                    2,678,974
 Drugs and Health Care -- 4.1%
     633,000     Glaxo Wellcome                                      21,790,596
     438,000     Smithkline Beecham                                   6,070,364
 Electronics -- 0.4%
     373,000     Electrocomponents                                    2,460,226

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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Baillie Gifford
 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998 (Continued)

Shares                                                                    Value
--------------------------------------------------------------------------------

 Financial Services -- 0.7%
     316,000     CGU PLC                                           $  4,982,289
 Food, Beverage and Tobacco -- 2.3%
     961,900     Imperial Tobacco                                    10,068,068
     418,702     Whitbread                                            5,370,293
 Industrial Machineries -- 0.6%
     278,000     Smiths Industries PLC*                               3,985,945
 Insurance -- 0.4%
     186,000     Prudential Corp.                                     2,837,342
 Leisure Products -- 1.4%
     243,000     Granada Group                                        4,259,262
   2,052,000     Thomson Travel Group                                 5,591,095
 Newspapers -- 0.3%
     300,000     Southnews PLC                                        1,839,176
 Oil-International -- 1.6%
     748,870     BP Amoco PLC                                        11,147,824
 Telecommunications -- 2.7%
     492,000     British Telecom.                                     7,446,619
     343,991     Cable & Wireless Co.*                                3,137,582
     483,000     Vodafone Group                                       7,848,048
 Transportation -- 0.8%
     398,000     BAA PLC                                              4,674,963
     220,000     Stagecoach Hldgs.                                      880,877
                                                                   ------------
                                                                    155,477,216
                                                                   ------------

TOTAL COMMON STOCKS
    (Cost $481,793,169)                                             658,155,309
                                                                   ------------
----------------------------
REPURCHASE AGREEMENT -- 3.3%
----------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
 $22,465,000     State Street Bank & Trust Co.
                 repurchase agreement, dated
                 12/31/98, maturity value
                 $22,474,984 at 4.00% due 1/4/99
                 (collateralized by $22,920,000
                 U.S. Treasury Notes,
                 7.875% due 11/15/04)                              $ 22,465,000
                                                                   ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $22,465,000)                                                 22,465,000
                                                                   ------------

TOTAL INVESTMENTS -- 100.0%
  (Cost $504,258,169)                                               680,620,309

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
  ASSETS -- (0.0%)                                                     (330,247)
                                                                   ------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $680,290,062
                                                                   ============
--------------------------------------------------------------------------------

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                       Fund
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
    Investments, at market (cost $504,258,169)                    $ 680,620,309
    Cash                                                                    433
    Foreign currency (cost $1,200,279)                                1,054,683
    Dividends receivable                                                642,472
    Dividend reclaims receivable                                        481,566
    Receivable for fund shares sold                                      32,391
    Interest receivable                                                   2,496
                                                                  -------------
    Total Assets                                                    682,834,350
                                                                  -------------
LIABILITIES
    Payable for fund shares redeemed                                    654,476
    Accrued expenses                                                    257,180
    Payable for investments purchased                                    82,353
    Due to affiliates                                                 1,550,279
                                                                  -------------
    TOTAL LIABILITIES                                                 2,544,288
                                                                  -------------
      NET ASSETS                                                  $ 680,290,062
                                                                  =============

COMPONENTS OF NET ASSETS
    Capital stock, at  par                                        $   3,251,218
    Additional paid-in capital                                      495,369,356
    Distributions in excess of net investment income                 (2,558,540)
    Accumulated net realized gain on investments
      and foreign currency related transactions                       7,981,289
    Net unrealized appreciation of investments
      and translation of other assets and
      liabilities denominated in foreign currencies                 176,246,739
                                                                  -------------
      NET ASSETS                                                  $ 680,290,062
                                                                  =============

    Shares Outstanding -- $0.10 par value                            32,512,180
                                                                  -------------
NET ASSET VALUE PER SHARE                                         $       20.92
                                                                  =============
STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
    Dividends                                                     $   9,724,963
    Interest                                                            772,143
    Less: Foreign tax withheld                                       (1,176,388)
                                                                  -------------
    Total Income                                                      9,320,718
                                                                  -------------

Expenses:
    Investment advisory fees -- Note B                                4,891,710
    Custodian fees                                                      854,877
    Printing expense                                                    180,000
    Audit fees                                                           21,000
    Directors' fees -- Note B                                            12,500
    Legal fees                                                            2,950
    Insurance expense                                                     2,784
    Transfer agent fees                                                   2,200
    Registration fees                                                       915
    Other                                                                   700
                                                                  -------------
    Total Expenses                                                    5,969,636
                                                                  -------------

    Net Investment Income                                             3,351,082
                                                                  -------------

Realized and Unrealized Gain/(Loss)
  on Investments and Foreign Currencies -- Note C
    Net realized gain on investments -- Note A                       40,138,373
    Net realized gain on foreign currency
      related transactions -- Note A                                    349,065
    Net change in unrealized appreciation of
      investments -- Note C                                          70,908,064
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note C                       100,002
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                111,495,504
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 114,846,586
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Baillie Gifford
 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended December 31,
                                                             1998             1997
                                                        -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                $   3,351,082    $   3,812,500
   Net realized gain on investments and
     foreign currency related transactions                 40,487,438       23,438,047
   Net change in unrealized appreciation/
     (depreciation) on investments and
     translation of other assets and liabilities
     denominated in foreign currencies                     71,008,066       27,252,164
                                                        -------------    -------------
     Net Increase in Net Assets from Operations           114,846,586       54,502,711
                                                        -------------    -------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                   (3,351,082)      (3,812,500)
   Distributions in excess of net investment income          (409,367)      (4,530,809)
   Net realized gain on investments                       (33,666,022)     (20,727,823)
                                                        -------------    -------------
     Total Dividends and Distribution to Shareholders     (37,426,471)     (29,071,132)
                                                        -------------    -------------
 From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note E                                68,158,477       53,077,150
                                                        -------------    -------------
     Net Increase in Net Assets                           145,578,592       78,508,729

 Net Assets:
   Beginning of year                                      534,711,470      456,202,741
                                                        -------------    -------------
   End of year*                                         $ 680,290,062    $ 534,711,470
                                                        =============    =============

* Includes distributions in excess of net investment
   income of:                                           $  (2,558,540)   $  (4,371,711)

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                       Fund
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                      Year Ended December 31,

                                                       -----------------------------------------------------------------------------
                                                              1998            1997            1996            1995            1994
                                                       -----------------------------------------------------------------------------
Net asset value,
    beginning of year ..............................   $     18.27     $     17.26     $     15.37     $     14.69     $     14.69
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
    Net investment income ..........................          0.13            0.15            0.15            0.16            0.15
    Net realized and unrealized
      gain/(loss) on investments and
      translation of other assets and
      liabilities denominated
      in foreign currencies ........................          3.73            1.91            2.21            1.49           (0.02)
                                                       -----------     -----------     -----------     -----------     -----------
    Net increase from
      investment operations ........................          3.86            2.06            2.36            1.65            0.13
                                                       -----------     -----------     -----------     -----------     -----------
Dividends and Distributions to
    Shareholders from:
    Net investment income ..........................         (0.11)          (0.15)          (0.14)          (0.15)          (0.13)
    Distributions in excess of net
      investment income ............................         (0.01)          (0.15)          (0.10)          (0.12)             --
    Net realized gain on investments
      and foreign currency related
      transactions .................................         (1.09)          (0.75)          (0.23)          (0.70)             --
                                                       -----------     -----------     -----------     -----------     -----------
    Total dividends and distributions ..............         (1.21)          (1.05)          (0.47)          (0.97)          (0.13)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......................   $     20.92     $     18.27     $     17.26     $     15.37     $     14.69
                                                       -----------     -----------     -----------     -----------     -----------

Total return* ......................................         21.17%          11.93%          15.41%          11.23%           0.87%
                                                       -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
    Net assets, end of year
      (000's omitted) ..............................   $   680,290     $   534,711     $   456,203     $   317,287     $   303,050
    Ratio of expenses to average
      net assets ...................................          0.98%           0.97%           0.98%           0.99%           1.03%
    Ratio of net investment income
      to average net assets ........................          0.55%           0.74%           0.94%           0.97%           1.11%
    Portfolio turnover
      rate .........................................            47%             51%             38%             52%             27%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
   Emerging
 Markets Fund
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

----------------------
COMMON STOCKS -- 84.5%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

ARGENTINA -- 5.0%
 Gas Distribution -- 0.7%
      33,033     Transportadora de Gas Del Sur ADR*                  $   334,459
 Oil and Gas -- 0.5%
      66,738     Perez Companc S.A.                                      282,556
 Real Estate -- 1.1%
      20,356     IRSA Inversiones Y Represente GDR                       566,157
 Retail-Food -- 1.4%
      88,890     Imp. Y Exp. Patagonia                                   693,966
 Telecommunications -- 1.3%
      23,600     Telefonica de Argentina S.A. ADR                        659,325
                                                                     -----------
                                                                       2,536,463
                                                                     -----------
BRAZIL -- 12.3%
  Banks -- 1.0%
   1,080,000     Banco Itau S.A.                                         527,343
  Food, Beverage and Tobacco -- 0.8%
     980,000     Comp. Cerv. Ria Brahma                                  428,238
  Industrial Machineries -- 1.9%
      91,634     Elevadores Atlas                                        985,882
  Real Estate -- 0.4%
      18,100     Brazil Realty S.A. GDR                                  227,692
  Retail-Food -- 2.2%
      71,200     Comp. Brasileiras de Dist. ADR                        1,103,600
  Telecommunications -- 2.7%
  33,093,000     Telecom. Centro Sul Participacoes*                      287,300
   5,030,000     Telecom. de Sao Paolo*                                  432,938
  66,176,000     Telecom. Sudeste Celular
                 Participacoes S.A.                                      279,316
  50,400,000     Telesp. Celular Participacoes*                          371,232
  Textile-Apparel and Production -- 0.6%
     136,800     Confeccoes Guararapes S.A.                              283,042
 Tobacco -- 1.6%
     124,000     Souza Cruz (Cia)                                        800,463
 Utilities-Electric and Water -- 1.1%
  25,000,000     Comp. Energetica de Minas                               475,875
   2,873,276     Emp. Bandeirante de Energia S.A.*                        30,913
                                                                     -----------
                                                                       6,233,834
                                                                     -----------
CHILE -- 2.7%
 Chemicals -- 1.2%
      17,240     Sociedad Quimica Y Minera
                   de Chile S.A. ADR                                     580,773
  Mining -- 0.7%
     120,000     Antofagasta Hldgs.                                      358,863
 Mutual Funds -- 0.4%
       8,930     Genesis Chile Fund                                      221,018
 Telecommunications -- 0.4%
       9,700     Comp. de Telecom. de Chile ADR                          200,669
                                                                     -----------
                                                                       1,361,323
                                                                     -----------
COLOMBIA -- 2.2%
  Banks -- 0.3%
      17,000     Banco Ganadero S.A. ADR                                 154,063
 Gas Distribution -- 0.8%
     100,100     Promigas S.A.                                           386,486
  Retail-Food -- 0.9%
     193,578     Almacenes Exito S.A.                                    417,924
  Tobacco -- 0.2%
      76,018     Coltabaco                                               147,242
                                                                     -----------
                                                                       1,105,715
                                                                     -----------
CZECH REPUBLIC -- 2.0%
 Financial Services -- 0.5%
      40,000     IKS KB Plus                                             265,205
  Telecommunications -- 1.5%
      50,000     SPT Telecom. AS*                                        762,964
                                                                     -----------
                                                                       1,028,169
                                                                     -----------
GREECE -- 2.3%
  Telecommunications -- 2.3%
      17,290     OTE - SA Telecom. Org.*                                 460,235
      26,200     Panafon Hellenic Telecom. S.A.*                         702,087
                                                                     -----------
                                                                       1,162,322
                                                                     -----------
HUNGARY -- 6.6%
  Food, Beverage and Tobacco -- 1.7%
      20,000     Pick Szeged RT                                          849,543
  Lodging -- 1.8%
      42,500     Danubius Hotel*                                         889,815

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                Baillie Gifford
                                                                Emerging Markets
                                                                      Fund
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

  Pharmaceuticals -- 1.7%
      20,000     Richter Gedeon VEG                                  $   851,864
  Plastics -- 1.4%
      26,000     Pannonplast                                             735,667
                                                                     -----------
                                                                       3,326,889
                                                                     -----------
INDIA -- 6.0%
  Computer Software -- 4.1%
         200     Aptech Ltd.                                               2,706
      20,800     Infosys Technology Ltd.                               1,448,947
      16,000     NIIT Ltd.                                               611,726
  Mutual Funds -- 1.9%
     113,500     Indian Opportunity Fund*                                978,938
                                                                     -----------
                                                                       3,042,317
                                                                     -----------
ISRAEL -- 1.1%
 Electronic Equipment -- 1.1%
      15,400     ECI Telecom. Ltd.*                                      548,625
                                                                     -----------
MALAYSIA -- 0.2%
 Food, Beverage and Tobacco -- 0.2%
     130,000     RJ Reynolds Berhad                                      102,974
                                                                     -----------
MEXICO -- 14.5%
 Conglomerates -- 1.6%
      17,200     Fomento Economico Mexicano ADR*                         457,950
      55,000     Grupo Carso S.A. de C.V. ADR                            373,625
 Financial  Services -- 0.8%
     500,000     Grupo Financiero Banorte*                               428,990
 Food, Beverage and Tobacco -- 3.5%
     260,000     Grupo Continental                                       628,545
     234,000     Grupo Industrial Bi mbo S.A.                            448,774
      54,049     Grupo Industrial Ma seca S.A.
                 de C.V. ADR*                                            672,234
 Media and Entertainment -- 3.6%
     527,000     Corp. Interamerican a Entretenimiento*                1,436,257
      14,683     Grupo Television S. A. de C.V. ADR*                     362,487
 Real Estate -- 1.0%
     181,034     Corp. Geo S.A.*                                         502,517
 Retail Trade -- 2.1%
      40,300     Grupo Elektra S.A.  GDR                                 201,500
     266,600     Organiz. Soriana                                        861,129
 Telecommunications -- 1.9%
     143,772     Grupo Carso Global Telecom.*                            484,706
      10,190     Telefonos de Mexico S.A. ADR                            496,126
                                                                     -----------
                                                                       7,354,840
                                                                     -----------
PEOPLE'S REPUBLIC OF CHINA -- 2.3%
 Household Products -- 1.4%
     770,000     Guandong Kelon Elec. Hldgs.                             685,761
  Utilities-Electric -- 0.9%
   1,540,000     Beijing Datang Power Gen. Co.                           462,143
                                                                     -----------
                                                                       1,147,904
                                                                     -----------
PERU -- 1.5%
  Mining -- 0.8%
      29,300     Comp. de Minas Buenaventura ADR                         380,900
  Telecommunications -- 0.7%
      31,700     Telefonica del Peru S.A. ADR*                           402,194
                                                                     -----------
                                                                         783,094
                                                                     -----------
PHILIPPINES -- 0.2%
  Business Services -- 0.1%
     675,000     Int'l. Container Terminal Svcs.*                         56,395
  Food and Beverage -- 0.1%
     385,368     RFM Corp.                                                59,616
                                                                     -----------
                                                                         116,011
                                                                     -----------
POLAND -- 7.4%
  Banks -- 4.3%
      60,000     Bank Handlowy Warsaw                                    740,171
      61,800     Bank Roswoju Eksport                                  1,426,154
  Electrical Equipment -- 2.1%
     100,000     Elektrim*                                             1,082,621
  Telecommunications -- 1.0%
      99,750     Telekomunikacja Polska GDR*                             508,725
                                                                     -----------
                                                                       3,757,671
                                                                     -----------
PORTUGAL -- 1.0%
  Financial Services -- 1.0%
      15,050     Comp. de Seguros Tranquilidade                          480,545
                                                                     -----------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
      Fund
---------------
       7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

SINGAPORE -- 0.2%
  Construction -- 0.2%
      98,000     Clipsal Industries Ltd.                             $    98,000
                                                                     -----------
SOUTH AFRICA -- 4.0%
  Brewing -- 1.0%
      30,509     South African Breweries                                 513,810
  Conglomerates -- 1.0%
      82,000     Rembrandt Group Ltd.                                    487,242
  Consumer Goods -- 1.0%
     237,000     Ellerine Hldgs.                                         510,993
  Miscellaneous Financial -- 0.6%
      10,000     Anglo American Corp.
                   of South Africa                                       281,480
  Retail-Mass -- 0.4%
      54,692     Pepkor Ltd.*                                            227,485
                                                                     -----------
                                                                       2,021,010
                                                                     -----------
SOUTH KOREA -- 7.8%
  Electronic Equipments -- 2.6%
      15,000     Sam Hwa Electronics Co.*                                734,414
      77,500     Sam Young Electronics Co.*                              592,685
  Health Care -- 1.1%
      48,901     Medison Co.                                             569,089
  Metals and Steel -- 1.8%
      55,000     Pohang Iron & Steel Co. Ltd. ADR                        928,125
  Retail-Apparel-- 2.3%
      42,000     Younggone Corp.*                                      1,127,681
                                                                     -----------
                                                                       3,951,994
                                                                     -----------
SRI LANKA -- 0.8%
  Banks -- 0.8%
     225,800     National Development Bank                               422,364
                                                                     -----------
TAIWAN -- 2.9%
  Banks -- 0.0%
          92     ICBC                                                         88
  Drugs and Health Care -- 0.7%
     450,000     Test Rite Int'l.*                                       337,989
  Electronics and Instruments -- 0.7%
     210,000     Taiwan Secom*                                           404,097
  Insurance -- 0.9%
     134,000     Cathay Life Insurance Co. Ltd.*                         432,526
  Miscellaneous-Cons. Growth Cyclical -- 0.6%
     150,000     Lee Chi Enterprises Co. Ltd.*                           288,641
                                                                     -----------
                                                                       1,463,341
                                                                     -----------
UNITED KINGDOM -- 1.5%
  Food and Beverage -- 0.8%
     228,074     Coca Cola Beverage*                                     401,659
  Mutual Funds -- 0.7%
      21,350     East Europe Development Fund*                           376,614
                                                                     -----------
                                                                         778,273
                                                                     -----------

TOTAL COMMON STOCKS
 (Cost $46,489,872)                                                   42,823,678
                                                                     -----------

------------------------
PREFERRED STOCKS -- 1.2%
------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

      94,000     Confeccoes Guararapes S.A.                          $   175,039
   3,200,000     Telecom. De Sao Paolo                                   436,183
                                                                     -----------

TOTAL PREFERRED STOCKS
  (Cost $1,047,060)                                                      611,222
                                                                     -----------

-------------------------
CONVERTIBLE BONDS -- 7.0%
-------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
  $  349,000     Ashanti Capital
                 5.50% due 3/15/03                                   $   289,234
   1,075,000     Metro Pacific Capital,
                 2.50% due 4/11/03                                       960,781
   1,100,000     Orient Semiconductor Elect. Ltd.
                 1.50% due 2/26/03                                     1,013,375
     200,000     RFM Capital,
                 2.75% due 5/30/06                                       183,000
   1,100,000     Siliconware Precision Industries
                 .50% due 7/21/04                                      1,111,330
                                                                     -----------

TOTAL CONVERTIBLE BONDS
  (Cost $3,785,489)                                                    3,557,720
                                                                     -----------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                Baillie Gifford
                                                                Emerging Markets
                                                                      Fund
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.5%
----------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
  $2,279,000     State Street Bank & Trust Co.
                 repurchase agreement,
                 dated 12/31/98, maturity value
                 $2,280,013 at 4.00% due 1/4/99
                 (collateralized by $2,330,000
                 U.S. Treasury Notes, 6.625%
                 due 6/30/01)                                        $ 2,279,000
                                                                     -----------

TOTAL REPURCHASE AGREEMENT
  (Cost $2,279,000)                                                    2,279,000
                                                                     -----------
TOTAL INVESTMENTS -- 97.2%
  (Cost $53,601,421)                                                  49,271,620

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.8%                                      1,391,941
                                                                     -----------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $50,663,561
                                                                     ===========
--------------------------------------------------------------------------------

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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---------------
Baillie Gifford
 International
      Fund
---------------
       7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
    Investments, at market (cost $53,601,421)                      $ 49,271,620
    Cash                                                                    788
    Foreign currency (cost $1,308,187)                                1,311,807
    Receivable for securities sold                                      191,750
    Dividends receivable                                                169,890
    Interest receivable                                                  43,367
    Receivable for fund shares sold                                      14,718
    Dividend reclaims receivable                                            897
    Deferred organization expenses                                          400
                                                                   ------------
    TOTAL ASSETS                                                     51,005,237
                                                                   ------------
LIABILITIES
    Payable for fund shares redeemed                                     87,294
    Accrued expenses                                                     44,622
    Due to affiliates                                                   209,760
                                                                   ------------
    TOTAL LIABILITIES                                                   341,676
                                                                   ------------
      NET ASSETS                                                   $ 50,663,561
                                                                   ============

COMPONENTS OF NET ASSETS
    Capital stock, at par                                          $    685,638
    Additional paid-in capital                                       69,201,067
    Distributions in excess of net investment income                    (32,675)
    Accumulated net realized loss on
      investments and foreign currency
      related transactions                                          (14,856,202)
    Net unrealized depreciation on investments
      and translation of other assets and
      liabilities denominated in foreign currencies                  (4,334,267)
                                                                   ------------
      NET ASSETS                                                   $ 50,663,561
                                                                   ============

Shares Outstanding -- $0.10 par value                                 6,856,378
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $       7.39
                                                                   ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
    Dividends                                                      $  1,553,957
    Interest                                                            237,978
    Less: Foreign tax withheld                                          (67,125)
                                                                   ------------
    Total Income                                                      1,724,810
                                                                   ------------

Expenses:
    Investment advisory fees -- Note B                                  649,564
    Custodian fees                                                      248,616
    Printing expense                                                     25,000
    Audit fees                                                           21,000
    Directors' fees -- Note B                                            12,500
    Registration fees                                                     7,000
    Transfer agent fees                                                   2,200
    Insurance expense                                                     1,769
    Legal fees                                                            1,019
    Deferred organization expense                                           507
    Other                                                                   700
                                                                   ------------
    Total Expenses                                                      969,875
                                                                   ------------

    Net Investment Income                                               754,935
                                                                   ------------

Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
    Net realized loss on investments -- Note A                      (13,492,473)
    Net realized loss on foreign currency related
      transactions -- Note A                                           (357,845)
    Net change in unrealized appreciation of
      investments -- Note C                                          (7,910,953)
    Net change in unrealized appreciation from
      translation of other assets and liabilities
      denominated in foreign currencies-- Note C                        (14,069)
                                                                   ------------
Net Realized and Unrealized Loss on
  Investments and Foreign Currencies                                (21,775,340)
                                                                   ------------
Net Decrease in Net Assets
  from Operations                                                  $(21,020,405)
                                                                   ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                Baillie Gifford
                                                                Emerging Markets
                                                                      Fund
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                             Year Ended December 31,
                                                                  1998            1997
                                                          ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                  $    754,935    $    734,015
   Net realized gain/(loss) on investments and foreign
    currency related transactions                          (13,850,318)      2,641,526
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies          (7,925,022)     (4,534,373)
                                                          ------------    ------------
     Net Decrease in Net Assets from Operations            (21,020,405)     (1,158,832)
                                                          ------------    ------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                            --        (470,207)
   Net realized gains on investments and
     foreign currency related transactions                          --      (2,641,526)
   In excess of net realized
      gains on investments and foreign currency
   related transactions                                             --      (1,578,227)
   Tax return of capital                                      (481,281)             --
                                                          ------------    ------------
     Total Dividends and Distributions to Shareholders        (481,281)     (4,689,960)
                                                          ------------    ------------

 From Capital Share Transactions:
   Increase/(Decrease) in net assets from capital
    share transactions -- Note E                           (14,848,462)     25,800,397
                                                          ------------    ------------
     Net Increase/(Decrease) in Net Assets                 (36,350,148)     19,951,605

 Net Assets:
   Beginning of year                                        87,013,709      67,062,104
                                                          ------------    ------------
   End of year*                                           $ 50,663,561    $ 87,013,709
                                                          ============    ============

* Includes distributions in excess of net investment
   income of:                                             $    (32,675)   $   (562,888)

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Baillie Gifford
 International
      Fund
---------------
       7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                                        October 17,
                                                               Year Ended December 31,                                   1994* to
                                                    ----------------------------------------------------------------   December 31,
                                                          1998           1997           1996                 1995           1994
                                                    --------------------------------------------------------------------------------
Net asset value,
    beginning of period .....................       $    10.17     $    10.54     $     8.46           $     8.68     $     9.87
                                                    ----------     ----------     ----------           ----------     ----------
Income from investment operations:
    Net investment income/(loss) ............             0.09           0.09           0.07                 0.07          (0.01)
    Net realized and unrealized gain/(loss)
      on investments and translation of other
      assets and liabilities denominated in
      foreign currency ......................            (2.81)          0.12           2.01                (0.12)         (1.17)
                                                    ----------     ----------     ----------           ----------     ----------
    Net increase/(decrease) from investment
      operations ............................            (2.72)          0.21           2.08                (0.05)         (1.18)
                                                    ----------     ----------     ----------           ----------     ----------

Dividends and Distributions
    to Shareholders from:
    Net investment income ...................               --          (0.06)            --                (0.07)         (0.01)
    Distributions in excess of
      net investment  income ................               --             --             --                (0.10)            --
    Net realized gain on investments and
      foreign currency related transactions .               --          (0.33)            --                   --             --
    In excess of net realized gain
      on investments ........................               --          (0.19)            --                   --             --
    Tax return of capital ...................            (0.06)            --             --                   --             --
                                                    ----------     ----------     ----------           ----------     ----------
    Total dividends and distributions .......            (0.06)         (0.58)            --                (0.17)         (0.01)
                                                    ----------     ----------     ----------           ----------     ----------

Net asset value, end of period ..............       $     7.39     $    10.17     $    10.54           $     8.46     $     8.68
                                                    ----------     ----------     ----------           ----------     ----------

Total return(a) .............................           (26.77)%         1.97%         24.59%               (0.60%)       (11.97)%
                                                    ----------     ----------     ----------           ----------     ----------

Ratios/supplemental data:
    Net assets, end of period (000's omitted)       $   50,664     $   87,014     $   67,062           $   34,218     $   24,069
    Ratio of expenses to average net assets .             1.49%          1.40%          1.53%                1.67%          2.28%(b)
    Ratio of net investment income to average
      net assets ............................             1.16%          0.76%          0.85%                0.89%          0.94%(b)
    Portfolio turnover rate .................               69%            64%            46%                  52%            --

*     Commencement of public offering of the Fund's shares.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

----------------------
COMMON STOCKS -- 92.2%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Aerospace and Defense -- 1.7%
      23,200     Alliant Techsystems, Inc.*                          $ 1,912,550
      49,000     Hawker Pacific Aerospace*                               171,500
      31,000     Kaman Corp.                                             497,937
       7,300     LMI Aerospace, Inc.*                                     45,625
      14,000     Precision Castparts Corp.                               619,500
                                                                     -----------
                                                                       3,247,112
                                                                     -----------
Appliance and Furniture -- 2.0%
      57,900     Ethan Allen Interiors, Inc.                           2,373,900
      32,000     Furniture Brands Int'l., Inc.*                          872,000
      33,000     LA-Z Boy, Inc.                                          587,813
                                                                     -----------
                                                                       3,833,713
                                                                     -----------
Automotive Parts -- 0.6%
      18,100     Arvin Industries, Inc.                                  754,544
      30,000     Automobile Protection Corp.*                            352,500
                                                                     -----------
                                                                       1,107,044
                                                                     -----------
Building Materials and Homebuilders -- 10.9%
      58,600     Centex Construction Products, Inc.                    2,380,625
      35,000     Coachmen Industries, Inc.*                              918,750
      18,000     Crossman Communities, Inc.*                             497,250
      33,000     D. R. Horton, Inc.                                      759,000
      99,300     Engle Homes, Inc.                                     1,520,531
      50,000     Giant Cement Hldgs., Inc.*                            1,237,500
      64,200     Juno Lighting, Inc.                                   1,500,675
      33,000     Lafarge Corp.                                         1,336,500
      38,500     Lennar Corp.                                            972,125
      61,600     Lone Star Industries, Inc.                            2,267,650
      89,700     Monaco Coach Corp.*                                   2,377,050
      47,550     National RV Hldgs., Inc.*                             1,224,412
       7,000     NCI Building Systems, Inc.*                             196,875
      30,900     Southdown, Inc.                                       1,828,894
      82,000     Thor Industries, Inc.                                 2,091,000
                                                                     -----------
                                                                      21,108,837
                                                                     -----------
Capital Goods-Miscellaneous -- 0.4%
      44,500     Dispatch Mgmt. Svcs. Corp.*                             180,781
      33,000     Dynamex, Inc.*                                          129,938
      36,000     Hawk Corp.*                                             301,500
      34,350     Western Staff Svcs., Inc.*                              214,687
                                                                     -----------
                                                                         826,906
                                                                     -----------
Capital Goods-Miscellaneous Technology -- 4.7%
      26,800     Acxiom Corp.*                                           830,800
     116,500     AFC Cable Systems, Inc.*                              3,917,313
      26,500     Kaydon Corp.                                          1,061,656
      38,700     National Computer Systems, Inc.                       1,431,900
      17,000     Profit Recovery Group Int'l., Inc.*                     636,438
      36,800     Xircom, Inc.*                                         1,251,200
                                                                     -----------
                                                                       9,129,307
                                                                     -----------
Chemicals -- 3.3%
      30,000     Cambrex Corp.                                           720,000
      28,500     MacDermid, Inc.                                       1,115,062
      59,000     Myers Industries, Inc.                                1,692,563
     126,400     Tredegar Industries, Inc.                             2,844,000
                                                                     -----------
                                                                       6,371,625
                                                                     -----------
Computer Software -- 4.5%
      27,000     American Mgmt. Systems, Inc.*                         1,080,000
      89,000     Docucorp, Inc.*                                         539,562
      26,000     Legato Systems, Inc.*                                 1,714,375
      35,000     Macromedia, Inc.*                                     1,179,063
      21,700     Pervasive Software, Inc.*                               417,725
     186,000     System Software Association, Inc.*                    1,307,813
       6,000     Visio Corp.*                                            219,375
      49,200     Wind River Systems, Inc.*                             2,312,400
                                                                     -----------
                                                                       8,770,313
                                                                     -----------
Computer Systems -- 0.6%
       9,500     Henry Jack & Associates, Inc.                           472,625
      40,200     HTE, Inc.*                                              201,000
      65,000     The Intercept Group, Inc.*                              471,250
                                                                     -----------
                                                                       1,144,875
                                                                     -----------
Cosmetics and Toiletries -- 0.8%
      36,800     Regis Corp.                                           1,472,000
                                                                     -----------
Drugs and Hospitals -- 6.2%
      43,000     Arterial Vascular Engineering, Inc.*                  2,257,500
       9,300     Biomatrix, Inc.*                                        541,725
      38,900     Boron LePore & Associates, Inc.*                      1,342,050
     100,000     Genesis Health Ventures, Inc.*                          875,000

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

     135,000     Integrated Health Svcs., Inc.                      $  1,906,875
      32,000     King Pharmaceuticals, Inc.*                             844,000
      33,700     Maxxim Medical, Inc.*                                 1,002,575
     200,000     NovaCare, Inc.*                                         500,000
      22,500     Promedco Mgmt. Co.*                                     135,000
      71,000     Steris Corp.*                                         2,019,062
      19,350     United Payors & United Prov., Inc.*                     551,475
                                                                    ------------
                                                                      11,975,262
                                                                    ------------
Electrical Equipment -- 1.4%
      17,400     Esterline Technologies Corp.*                           378,450
      70,000     Integrated Process Equipment Corp.*                     752,500
      17,500     Kopin Corp.*                                            367,500
      36,600     Plexus Corp.*                                         1,239,825
                                                                    ------------
                                                                       2,738,275
                                                                    ------------
Financial-Banks -- 3.7%
      21,100     Cullen Frost Bankers, Inc.                            1,157,863
      63,348     Peoples Heritage Financial Group                      1,266,960
      24,900     U.S. Bancorp, Inc.                                      494,887
      26,500     U.S. Trust Corp.*                                     2,014,000
      56,000     Valley National Bancorp                               1,578,500
      16,500     Westamerica Bancorp                                     606,375
                                                                    ------------
                                                                       7,118,585
                                                                    ------------
Financial-Other -- 1.2%
      16,700     Freedom Securities Corp.                                252,588
       6,100     Jefferies Group, Inc.                                   302,712
      15,000     Mech Financial, Inc.                                    416,250
      34,000     Morgan Keegan, Inc.                                     639,625
      28,000     Ragen Mackenzie Group, Inc.*                            334,250
      21,000     Southwest Securities Group, Inc.                        422,625
                                                                    ------------
                                                                       2,368,050
                                                                    ------------
Financial-Thrift -- 0.6%
      27,500     BankAtlantic Bancorp, Inc.                              177,031
      10,800     Coast Federal Litigation Trust*                          71,550
      40,000     Waddell & Reed Financial, Inc.*                         947,500
                                                                    ------------
                                                                       1,196,081
                                                                    ------------
Food, Beverage and Tobacco -- 9.1%
      25,000     Adolph Coors Co.*                                     1,410,938
      73,000     Bob Evans Farms, Inc.                                 1,902,562
      49,500     CKE Restaurants, Inc.*                                1,457,156
      96,600     Earthgrains Co.                                       2,988,563
      34,900     Fresh Foods, Inc.*                                      165,775
      15,700     McCormick & Co., Inc.                                   530,856
     117,000     Ralcorp Hldgs., Inc.*                                 2,135,250
      97,600     Ruby Tuesday, Inc.*                                   2,074,000
      18,952     Tootsie Roll Industries, Inc.                           741,497
      15,000     U.S. Foodservice*                                       735,000
     147,000     Vlasic Foods Int'l., Inc.*                            3,500,438
                                                                    ------------
                                                                      17,642,035
                                                                    ------------
Household Products -- 0.3%
      59,000     Home Products Int'l., Inc.*                             586,312
                                                                    ------------
Insurance -- 8.8%
      26,600     American Heritage Life Investments                      650,038
      17,500     American Safety Insurance Group*                        168,437
      30,000     Chicago Title Corp.                                   1,408,125
      30,000     Enhance Financial Svcs. Group, Inc.                     900,000
      27,720     Fidelity National Financial, Inc.                       845,460
      47,000     Financial Sec. Assur. Hldgs. Ltd.                     2,549,750
      36,000     First American Financial Corp.                        1,156,500
      44,100     Harleysville Group, Inc.                              1,138,331
      16,000     Landamerica Financial Group, Inc.                       893,000
       7,000     Markel Corp.*                                         1,267,000
      45,000     Penn America Group, Inc.                                407,812
      70,800     Philadelphia Consolid. Hldg. Corp.*                   1,601,850
      11,000     Reinsurance Group of America                            668,250
      46,000     State Auto Financial Corp.                              569,250
      33,300     Stewart Information Svcs. Corp.                       1,931,400
      27,750     W.R. Berkley Corp.                                      945,234
                                                                    ------------
                                                                      17,100,437
                                                                    ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------

Lodging -- 0.7%
      59,000     Silverleaf Resorts, Inc.*                          $    549,438
      59,800     Sunterra Corp.*                                         897,000
                                                                    ------------
                                                                       1,446,438
                                                                    ------------
Machinery and Equipment -- 3.6%
       6,150     AAR Corp.                                               146,831
      40,000     Dril-Quip, Inc.*                                        710,000
      18,000     Graco, Inc.                                             531,000
      91,000     JLG Industries, Inc.                                  1,421,875
      26,800     Manitowoc Co., Inc.                                   1,189,250
      56,000     Northwest Pipe Co.*                                     903,000
      20,100     SPX Corp.*                                            1,346,700
      31,125     Varlen Corp.                                            717,820
                                                                    ------------
                                                                       6,966,476
                                                                    ------------
Merchandising-Department Stores -- 0.2%
      11,900     Shopko Stores, Inc.*                                    395,675
                                                                    ------------
Merchandising-Food -- 1.0%
     152,600     Grand Union Co.*                                      1,869,350
                                                                    ------------
Merchandising-Special -- 6.5%
      47,100     1-800 Contacts, Inc.*                                   847,800
      56,000     Ames Department Stores, Inc.*                         1,512,000
      32,000     BJ's Wholesale Club, Inc.*                            1,482,000
      53,000     Department 56, Inc.*                                  1,990,813
      48,000     Eagle Hardware and Garden, Inc.*                      1,560,000
      15,000     Hughes Supply, Inc.                                     438,750
      20,000     Miami Computer Supplies*                                492,500
      74,100     PC Connection, Inc.*                                  1,306,012
      33,000     Trans World Entertainment Corp.*                        629,063
      70,300     Zale Corp.*                                           2,267,175
                                                                    ------------
                                                                      12,526,113
                                                                    ------------
Miscellaneous-Consumer Growth Cyclical -- 1.2%
     135,000     Nielsen Media Research, Inc.*                         2,430,000
                                                                    ------------
Miscellaneous-Consumer Growth Staples -- 2.9%
      68,000     A.C. Nielsen Corp.*                                   1,921,000
      40,000     Access Worldwide, Inc.*                                 335,000
      48,000     Innotrac Corp.*                                         870,000
      46,400     Valassis Communications, Inc.*                        2,395,400
                                                                    ------------
                                                                       5,521,400
                                                                    ------------
Oil and Gas Producing -- 1.1%
      30,000     Basin Exploration, Inc.*                                376,875
      21,800     Callon Petroleum Co.*                                   253,425
      30,000     Newfield Exploration Co.*                               626,250
      14,000     Snyder Oil Corp.                                        186,375
      22,000     Stone Energy Corp.*                                     632,500
                                                                    ------------
                                                                       2,075,425
                                                                    ------------
Oil and Gas Services -- 2.2%
      93,000     B.J. Services Co.*                                    1,453,125
      50,000     Cooper Cameron Corp.*                                 1,225,000
     110,000     Varco Int'l., Inc.*                                     852,500
      60,000     Veritas DGC, Inc.*                                      780,000
                                                                    ------------
                                                                       4,310,625
                                                                    ------------
Publishing-News -- 1.8%
      44,400     Harte-Hanks Communications                            1,265,400
       6,200     Pulitzer Publishing Co.                                 537,075
      56,900     World Color Press, Inc.*                              1,731,894
                                                                    ------------
                                                                       3,534,369
                                                                    ------------
Real Estate Investment Trust -- 1.5%
      12,000     Brandywine Realty Trust                                 214,500
      47,000     Colonial Pptys. Trust, Inc.                           1,251,375
      40,000     Kilroy Realty Corp.                                     920,000
      12,000     Mills Corp.                                             238,500
      77,000     Stratus Pptys., Inc.*                                   288,750
                                                                    ------------
                                                                       2,913,125
                                                                    ------------
Textile-Apparel and Production--2.5%
      40,900     Columbia Sportswear Co.*                                690,188
      29,000     Mohawk Industries, Inc.*                              1,219,813
      65,000     Shaw Industries, Inc.*                                1,576,250
      40,000     Tropical Sportswear Int'l. Corp.*                     1,435,000
                                                                    ------------
                                                                       4,921,251
                                                                    ------------
Transportation-Miscellaneous -- 1.8%
     118,900     Avis Rent A Car, Inc.*                                2,875,894
       4,300     Central Parking Corp.                                   139,481
      13,200     Sea Containers Ltd.                                     395,175
                                                                    ------------
                                                                       3,410,550
                                                                    ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Utilities-Gas and Electric -- 3.2%
      26,600     BEC Energy*                                        $  1,095,588
      32,000     Black Hills Corp.                                       844,000
       9,000     Central Hudson Gas & Elec. Corp.*                       402,750
      17,900     IPALCO Enterprises                                      992,331
      14,500     Minnesota Power & Light Co.                             638,000
       5,500     Otter Tail Power Co.                                    219,312
      23,000     SIGCORP, Inc.                                           820,812
      31,000     TNP Enterprises, Inc.                                 1,176,063
                                                                    ------------
                                                                       6,188,856
                                                                    ------------
Utilities-Telecommunications -- 0.7%
      60,000     Primus Telecomm. Group, Inc.*                           990,000
      43,000     Startec Global Communications
                   Corp.*                                                413,875
                                                                    ------------
                                                                       1,403,875
                                                                    ------------
Utilities-Water -- 0.5%
      19,000     E'Town Corp.                                            900,125
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $159,761,882)
                                                                     178,550,422
                                                                    ------------

----------------------------
REPURCHASE AGREEMENT -- 7.3%
----------------------------

Principal
Amount                                                                    Value
--------------------------------------------------------------------------------
$ 14,177,000     State Street Bank & Trust Co.
                 repurchase agreement,
                 dated 12/31/98, maturity
                 value $14,184,876 at 5.00%
                 due 1/4/99 (collateralized by
                 $14,465,000 Fed. Home Loan
                 Bank Notes, 5.03% due 10/29/99)                    $ 14,177,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $14,177,000)
                                                                      14,177,000
                                                                    ------------
TOTAL INVESTMENTS--99.5%
  (Cost $173,938,882)
                                                                     192,727,422
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES--0.5%                                          865,479
                                                                    ------------

NET ASSETS--100.0%                                                  $193,592,901
                                                                    ============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
    Investments, at market (cost $173,938,882)                    $ 192,727,422
    Cash                                                                  5,999
    Receivable for securities sold                                      784,761
    Receivable for fund shares sold                                     531,560
    Dividends receivable                                                 93,006
    Interest receivable                                                   1,969
    Other assets                                                            616
                                                                  -------------
  TOTAL ASSETS                                                      194,145,333
                                                                  -------------
LIABILITIES
    Payable for securities purchased                                    270,381
    Accrued expenses                                                     23,704
    Due to afffiliates                                                  258,347
                                                                  -------------
  TOTAL LIABILITIES                                                     552,432
                                                                  -------------
    NET ASSETS                                                    $ 193,592,901
                                                                  =============
COMPONENTS OF NET ASSETS
    Capital stock, at par                                         $   1,519,191
    Additional paid-in capital                                      185,369,315
    Accumulated net realized loss
      on investments                                                (12,084,145)
    Net unrealized appreciation of investments                       18,788,540
                                                                  -------------
      NET ASSETS                                                  $ 193,592,901
                                                                  =============

    Shares Outstanding -- $0.10 par value                            15,191,909
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       12.74
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
    Dividends                                                     $     810,622
    Interest                                                            343,339
                                                                  -------------
    Total Income                                                      1,153,961
                                                                  -------------
Expenses:
    Investment advisory fees -- Note B                                  819,606
    Custodian fees                                                       82,532
    Printing expense                                                     28,906
    Audit fees                                                           17,500
    Directors' fees -- Note B                                            16,000
    Transfer agent fees                                                   2,200
    Insurance expense                                                     1,421
    Legal fees                                                            1,200
    Registration fees                                                       900
    Other                                                                   700
    Deferred organization expense                                           194
                                                                  -------------
    Total Expenses                                                      971,159
                                                                  -------------
    Net Investment Income                                               182,802
                                                                  -------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note C
  Net realized loss on investments -- Note A                        (12,128,562)
  Net change in unrealized appreciation of
    investments -- Note C                                            11,582,495
                                                                  -------------
Net Realized and Unrealized Loss
  on Investments                                                       (546,067)
                                                                  -------------
Net Decrease in Net Assets
  from Operations                                                 $    (363,265)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Period from
                                                                                         April 2,
                                                                      Year Ended         1997+ to
                                                                    December 31,     December 31,
                                                                            1998             1997
                                                                   -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                         $     182,802    $     165,805
     Net realized gain/(loss) on investments                         (12,128,562)       1,925,041
     Net change in unrealized appreciation of investments             11,582,495        7,206,045
                                                                   -------------    -------------
       Net Increase/(Decrease) in Net Assets from Operations            (363,265)       9,296,891
                                                                   -------------    -------------
   Dividends and Distributions to Shareholders from:
     Net investment income                                              (181,463)        (165,805)
     Net realized gain on investments                                   (848,131)      (1,063,633)
                                                                   -------------    -------------
       Total Dividends and Distributions to Shareholders              (1,029,594)      (1,229,438)
                                                                   -------------    -------------
   From Capital Share Transactions:
     Increase in net assets from capital share
     transactions--Note E                                            107,236,357       79,681,950
                                                                   -------------    -------------
       Net Increase in Net Assets                                    105,843,498       87,749,403
   Net Assets:
     Beginning of period                                              87,749,403               --
                                                                   -------------    -------------
     End of period                                                 $ 193,592,901    $  87,749,403
                                                                   =============    =============

+  Commencement of operations.


                       See notes to financial statements.

--------------------------------------------------------------------------------

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                               Year Ended    April 2, 1997*
                                                              December 31,   to December 31,
                                                                1998            1997
                                                             -----------------------------
Net asset value,
    beginning of period ...................................   $     13.63     $     10.00
                                                              -----------     -----------
Income from investment
    operations:
    Net investment
      income ..............................................          0.01            0.03
    Net realized and
      unrealized gain/
      (loss) on investments ...............................         (0.79)           3.80
                                                              -----------     -----------
    Net increase/(decrease)
      from investment
      operations ..........................................         (0.78)           3.83
                                                              -----------     -----------

Dividends and Distributions
    to Shareholders from:
    Net investment income .................................         (0.01)          (0.03)
    Net realized gain .....................................         (0.10)          (0.17)
                                                              -----------     -----------
    Total dividends and
      distributions .......................................         (0.11)          (0.20)
                                                              -----------     -----------
Net asset value, end of
    period ................................................   $     12.74     $     13.63
                                                              -----------     -----------

Total return(a) ...........................................         (5.75)%         38.32%
                                                              -----------     -----------
Ratios/supplemental data:
    Net assets, end of period
      (000's omitted) .....................................   $   193,593     $    87,749
    Ratio of expenses to
      average net assets ..................................          0.89%           0.96%(b)
    Ratio of net investment
      income to average net assets ........................          0.17%           0.48%(b)
    Portfolio turnover
      rate ................................................            59%             22%

*     Commencement of operations.

(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Funds are available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998

losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividends on foreign securities are recorded when the Funds are informed of the dividend.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

      At December 31, 1998, for federal income tax purposes, BGEMF had a net capital loss carryforward of $12,410,035 which expires in 2006. GSCSF had a net capital loss carryforward of $9,591,694 which expires in 2006.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an in-

--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998

come tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 1998, BGIF, BGEMF and GSCSF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investments and foreign currency related transactions. Increases (decreases) to the various capital accounts were as follows:

                                            Undistributed/         Accumulated
                                           (overdistributed)     net realized
                             Paid-in        net investment      gain/(loss) on
                             capital           income             investments
                             -------           ------             -----------
BGIF                     $   (40,882)        $ 2,222,538         $(2,181,656)
BGEMF                       (489,890)            256,559             233,331
GSCSF                        (29,801)             (1,339)             31,140

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1998

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

                                          BGIF         BGEMF          GSCSF
                                          ----         -----          -----
Purchases ........................   $302,399,763  $40,837,642   $158,908,669
Proceeds .........................   $280,799,736  $53,343,729   $ 62,430,156

      The cost of investments owned at December 31, 1998 for federal income tax purposes for BGIF, BGEMF and GSCSF are the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1998 were as follows:

                                         BGIF           BGEMF          GSCSF
                                         ----           -----          -----
Gross Appreciation ...............  $185,044,687    $ 3,848,181    $ 25,105,674
Gross Depreciation ...............    (8,682,547)    (8,177,982)     (6,317,134)
                                    ------------    -----------    ------------
Net Unrealized Appreciation/
  (Depreciation) .................  $176,362,140    $(4,329,801)   $ 18,788,540
                                    ============    ===========    ============

     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.

--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                                  Year Ended December 31,       Year Ended December 31,
                                                    1998             1997             1998             1997
------------------------------------------------------------------------------------------------------------
                                                         Shares                       Amount
------------------------------------------------------------------------------------------------------------
o  Baillie Gifford International Fund
Shares sold                                    6,525,306        5,510,606    $ 133,897,400    $ 103,914,585
Shares issued through reinvestment
  of dividends and distributions               1,785,599        1,589,325       37,426,471       29,071,132
Shares repurchased                            (5,068,012)      (4,262,859)    (103,165,394)     (79,908,567)
------------------------------------------------------------------------------------------------------------
   Net increase                                3,242,893        2,837,072    $  68,158,477    $  53,077,150
------------------------------------------------------------------------------------------------------------
o  Baillie Gifford Emerging Markets Fund
Shares sold                                    1,108,146        4,436,117    $   9,553,044    $  52,148,316
Shares issued through reinvestment
  of dividends and distributions                  58,765          461,151          481,282        4,689,960
Shares repurchased                            (2,863,295)      (2,709,884)     (24,882,788)     (31,037,879)
------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                    (1,696,384)       2,187,384    $ (14,848,462)   $  25,800,397
------------------------------------------------------------------------------------------------------------

                                                             Period from                      Period from
                                               Year Ended  April 2, 1997+       Year Ended  April 2, 1997+
                                                December     to December         December     to December
                                                31, 1998      31, 1997           31, 1998      31, 1997
------------------------------------------------------------------------------------------------------------
                                                        Shares                          Amount
------------------------------------------------------------------------------------------------------------
o  The Guardian Small Cap Stock Fund
Shares sold                                   11,667,174        6,957,498    $ 145,794,573    $  86,846,310
Shares issued through reinvestment
  of dividends and distributions                  73,035           92,788        1,029,594        1,229,438
Shares repurchased                            (2,987,585)        (611,001)     (39,587,810)      (8,393,798)
------------------------------------------------------------------------------------------------------------
   Net increase                                8,752,624        6,439,285    $ 107,236,357    $  79,681,950
------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
February 10, 1999

--------------------------------------------------------------------------------

---------------
  Value Line
Centurion Fund,
     Inc.
---------------
      9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

----------------------
COMMON STOCKS -- 96.6%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Advertising -- 0.9%
      125,000     Omnicom Group, Inc.                              $   7,250,000
                                                                   ------------
Auto Parts-Replacement -- 1.5%
      200,000     Federal-Mogul Corp.                                 11,900,000
                                                                   ------------
Bank -- 5.6%
      125,000     First Union Corp.                                    7,601,562
      200,000     Mellon Bank Corp.                                   13,750,000
      175,000     State Street Corp.                                  12,173,438
      200,000     Zions Bancorporation                                12,475,000
                                                                   ------------
                                                                      46,000,000
                                                                   ------------
Bank-Midwest -- 0.7%
       85,000     Fifth Third Bancorp                                  6,061,562
                                                                   ------------
Coal/Alternate Energy -- 0.9%
      150,000     AES Corp.*                                           7,106,250
                                                                   ------------
Computer & Peripherals -- 13.6%
      200,000     Cisco Systems, Inc.*                                18,562,500
      375,000     Compaq Computer Corp.                               15,726,563
      320,000     Dell Computer Corp.*                                23,420,000
      235,000     EMC Corp.*                                          19,975,000
       75,000     International Business Machines Corp.               13,856,250
      300,000     Storage Technology Corp.*                           10,668,750
      100,000     Sun Microsystems, Inc.*                              8,562,500
                                                                   ------------
                                                                     110,771,563
                                                                   ------------
Computer Software & Services -- 6.1%
      280,000     BMC Software, Inc.*                                 12,477,500
      100,000     Microsoft Corp.*                                    13,868,750
      225,000     Network Associates, Inc.*                           14,906,250
      200,000     Oracle Corp.*                                        8,625,000
                                                                   ------------
                                                                      49,877,500
                                                                   ------------
Diversified Companies -- 1.2%
      135,000     Tyco International, Ltd.                            10,184,063
                                                                   ------------
Drug -- 9.3%
       50,000     Amgen Inc.*                                          5,228,125
      100,000     Biogen, Inc.*                                        8,300,000
       85,000     Genzyme Corp.*                                       4,228,750
      125,000     Lilly (Eli) & Co.                                   11,109,375
       90,000     Merck & Co., Inc.                                   13,291,875
      100,000     Pfizer, Inc.                                        12,543,750
      200,000     Schering-Plough Corp.                               11,050,000
      140,000     Warner-Lambert Co.                                  10,526,250
                                                                   ------------
                                                                      76,278,125
                                                                   ------------
Drugstore -- 0.7%
      100,000     Walgreen Co.                                         5,856,250
                                                                   ------------
Electrical Equipment -- 1.6%
      125,000     General Electric Co.                                12,757,813
                                                                   ------------
Entertainment -- 2.7%
      406,500     Clear Channel Communications, Inc.*                 22,154,250
                                                                   ------------
Environmental -- 0.9%
      300,000     Allied Waste Industries, Inc.*                       7,087,500
                                                                   ------------
Financial Services -- 3.9%
      140,000     American Express Co.                                14,315,000
      200,000     Citigroup Inc.                                       9,900,000
      145,000     FINOVA Group, Inc. (The)                             7,820,937
                                                                   ------------
                                                                      32,035,937
                                                                   ------------
Food Processing -- 0.9%
      350,000     Tyson Foods, Inc. Class "A"                          7,437,500
                                                                   ------------
Grocery -- 2.3%
      125,000     Albertson's, Inc.                                    7,960,938
      180,000     Safeway, Inc.*                                      10,968,750
                                                                   ------------
                                                                      18,929,688
                                                                   ------------
Homebuilding -- 1.6%
      280,000     Centex Corp.                                        12,617,500
                                                                   ------------
Household Products -- 3.0%
       65,000     Clorox Co. (The)                                     7,592,812
      100,000     Colgate-Palmolive Co.                                9,287,500
      260,000     Dial Corp. (The)                                     7,507,500
                                                                   ------------
                                                                      24,387,812
                                                                   ------------
Insurance-Diversified -- 1.1%
       90,000     American International Group, Inc.                   8,696,250
                                                                   ------------
Insurance-Life -- 2.1%
      160,000     Equitable Companies, Inc. (The)                      9,260,000
      100,000     SunAmerica Inc.                                      8,112,500
                                                                   ------------
                                                                      17,372,500
                                                                   ------------
Internet -- 2.8%
      140,000     America Online, Inc.*                               22,400,000
                                                                   ------------
Machinery -- 1.1%
      200,000     Ingersoll-Rand Co.                                   9,387,500
                                                                   ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

Medical Supplies -- 2.6%
      150,000     Cardinal Health, Inc.                            $ 11,381,250
      120,000     Johnson & Johnson                                  10,065,000
                                                                   ------------
                                                                     21,446,250
                                                                   ------------
Office Equipment & Supplies -- 1.9%
      350,000     Staples, Inc.*                                     15,290,625
                                                                   ------------
Oilfield Services/Equipment -- 1.3%
      400,000     Transocean Offshore, Inc.                          10,725,000
                                                                   ------------
Precision Instrument -- 0.9%
      100,000     Eastman Kodak Co.                                   7,200,000
                                                                   ------------
Recreation -- 1.8%
      260,000     Electronic Arts Inc.*                              14,592,500
                                                                   ------------
Retail Building Supply -- 2.2%
      110,000     Home Depot, Inc. (The)                              6,730,625
      220,000     Lowe's Companies, Inc.                             11,261,250
                                                                   ------------
                                                                     17,991,875
                                                                   ------------
Retails-Special Lines -- 4.7%
      200,000     Bed Bath & Beyond Inc.*                             6,825,000
      225,000     Gap, Inc.                                          12,656,250
      185,000     Tandy Corp.                                         7,619,688
      270,000     Williams-Sonoma, Inc.*                             10,884,375
                                                                   ------------
                                                                     37,985,313
                                                                   ------------
Retail Store -- 4.7%
      200,000     Costco Companies, Inc.*                            14,437,500
      250,000     Dayton Hudson Corp.                                13,562,500
      125,000     Wal-Mart Stores, Inc.*                             10,179,687
                                                                   ------------
                                                                     38,179,687
                                                                   ------------
Securities Brokerage -- 1.0%
      150,000     Schwab (Charles) Corp.                              8,428,125
                                                                   ------------
Semiconductor -- 3.8%
      150,000     Intel Corp.                                        17,784,375
      200,000     Maxim Integrated Products, Inc.*                    8,737,500
      100,000     Vitesse Semiconductor Corp.*.                       4,562,500
                                                                   ------------
                                                                     31,084,375
                                                                   ------------
Telecommunications Equipment -- 2.4%
       50,000     Lucent Technologies Inc.                            5,500,000
      200,000     Tellabs, Inc.*                                     13,712,500
                                                                   ------------
                                                                     19,212,500
                                                                   ------------
Telecommunication Services -- 2.2%
      250,000     AirTouch Communications, Inc.*                     18,031,250
                                                                   ------------
Thrift -- 3.2%
      130,000     Dime Bancorp, Inc.                                  3,436,875
      220,400     Federal Home Loan Mortgage Corp.                   14,202,025
      115,000     Federal National Mortgage
                    Association                                       8,510,000
                                                                   ------------
                                                                     26,148,900
                                                                   ------------
Tobacco -- 1.3%
      200,000     Philip Morris Companies, Inc.                      10,700,000
                                                                   ------------
Trucking/Transportation Leasing -- 0.6%
      120,000     CNF Transportation Inc.                             4,507,500
                                                                   ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 99.1%
(Cost $519,687,787)
                                                                    808,073,463
                                                                   ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.2%
(including accrued interest)
  $10,100,000 Collateralized by $9,820,000 U.S.
                 Treasury Notes 5 3/4%, due 4/30/02,
                 with a value of $10,312,045. (With
                 First Chicago Capital Markets, Inc.
                 4.35%, dated 12/31/98 due 1/4/99,
                 delivery value $10,104,882)                         10,101,220
                                                                   ------------

EXCESS OF LIABILITIES OVER CASH
AND RECEIVABLES -- (-0.3%)                                           (2,967,533)
                                                                   ------------

NET ASSETS -- 100.0%                                               $815,207,150
                                                                   ============

NET ASSET VALUE PER
OUTSTANDING SHARE
($815,207,150 / 26,784,319
shares outstanding)
                                                                   $      30.44
                                                                   ============

* Non-income producing

                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS:
    Investment securities, at value
     (cost $519,687,787)                                          $ 808,073,463
    Repurchase agreement (cost $10,101,220)                          10,101,220
    Cash                                                                 59,470
    Dividends receivable                                                389,112
    Receivable for capital shares sold                                  249,132
                                                                  -------------
      TOTAL ASSETS                                                  818,872,397
                                                                  -------------

LIABILITIES:
    Payable for securities purchased                                  2,351,760
    Payable for capital shares repurchased                              788,254
    Accrued expenses:
     Advisory fee                                                       324,989
     GIAC administrative service fee                                    140,000
     Other                                                               60,244
                                                                  -------------
      TOTAL LIABILITIES                                               3,665,247
                                                                  -------------
NET ASSETS                                                        $ 815,207,150
                                                                  =============

NET ASSETS consist of:
    Capital stock, at $1.00 par value
     (authorized 50,000,000, outstanding 26,784,319 shares)       $  26,784,319
    Additional paid-in capital                                      435,377,402
    Undistributed investment income                                   2,223,794
    Undistributed net realized gain on investments                   62,435,959
    Net unrealized appreciation of investments                      288,385,676
                                                                  -------------
NET ASSETS                                                        $ 815,207,150
                                                                  =============

NET ASSET VALUE PER
OUTSTANDING SHARE
    ($815,207,150 / 26,784,319
    shares outstanding)                                           $       30.44
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
    Dividends                                                     $   4,635,331
    Interest                                                          1,919,507
                                                                  -------------
      Total Income                                                    6,554,838
                                                                  -------------
Expenses:
    Investment advisory fee                                           3,632,919
    GIAC administrative service fee                                     525,639
    Custodian fees                                                       71,242
    Auditing and legal fees                                              40,357
    Insurance and dues                                                   16,261
    Directors' fees and expenses                                         15,170
    Postage and other                                                    13,563
    Printing and stationery                                               2,524
                                                                  -------------
      Total Expenses Before Custody Credits                           4,317,675
      Less: Custody Credits                                              (2,629)
                                                                  -------------
      Net Expenses                                                    4,315,046
                                                                  -------------
Net Investment Income                                                 2,239,792
                                                                  -------------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain                                                62,454,321
    Change in net unrealized appreciation                           117,641,538
                                                                  -------------
Net Realized Gain and Change in Net
    Unrealized Appreciation on Investments                          180,095,859
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 182,335,651
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Years Ended
December 31, 1998 and 1997

                                                                          1998             1997
                                                                   -----------      -----------
Operations:
   Net investment income                                         $   2,239,792    $   2,435,676
   Net realized gain on investments                                 62,454,321       45,610,251
   Change in net unrealized appreciation                           117,641,538       83,192,727
                                                                 -------------    -------------
   Net increase in net assets from operations                      182,335,651      131,238,654
                                                                 -------------    -------------
Distributions to Shareholders:
   Net investment income                                            (2,335,121)      (2,225,662)
   Net realized gain from investment transactions                  (45,405,144)    (114,003,360)
                                                                 -------------    -------------
   Total distributions                                             (47,740,265)    (116,229,022)
                                                                 -------------    -------------
Capital Share Transactions:
   Proceeds from sale of shares                                     66,666,181       80,062,970
   Proceeds from reinvestment of distributions to shareholders      47,740,265      116,229,022
   Cost of shares repurchased                                     (153,885,228)    (130,551,904)
                                                                 -------------    -------------
   Net (decrease) increase from capital share transactions         (39,478,782)      65,740,088
                                                                 -------------    -------------

Total Increase in Net Assets                                        95,116,604       80,749,720
Net Assets:
   Beginning of year                                               720,090,546      639,340,826
                                                                 -------------    -------------
   End of year                                                   $ 815,207,150    $ 720,090,546
                                                                 =============    =============
Undistributed Net Investment Income, at End of Year              $   2,223,794    $   2,319,123
                                                                 =============    =============

                       See notes to financial statements.


--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices and, commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax

--------------------------------------------------------------------------------


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                                                                 Centurion Fund,
                                                                       Inc.
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                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                  Year Ended       Year Ended
                                                 December 31,     December 31,
                                                     1998             1997
                                                 ------------     ------------
Shares sold                                        2,514,811        3,037,284
Shares issued in reinvestment
  of dividends and distributions                   1,781,353        4,477,235
                                                  ----------       ----------
                                                   4,296,164        7,514,519
Shares repurchased                                 5,730,080        5,048,869
                                                  ----------       ----------
Net (decrease) increase                           (1,433,916)       2,465,650
                                                  ==========       ==========
Dividends per share from
  net investment income                           $      .09       $      .09
                                                  ==========       ==========
Distributions per share from
  net realized gains                              $     1.75       $     4.61
                                                  ==========       ==========

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                  Year Ended
                                                 December 31,
                                                     1998
                                                 ------------
PURCHASES:
  Investment Securities                          $772,078,189
                                                 ============

SALES:
  Investment Securities                          $797,255,940
                                                 ============

      At December 31, 1998, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes is $530,878,434. The aggregate appreciation and depreciation of investments for the year ended December 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes is $289,498,419 and $2,202,170 respectively, resulting in a net appreciation of $287,296,249.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,632,919 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1998. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $2,718 for the year ended December 31, 1998. During the year ended December 31, 1998, the Fund paid brokerage commissions totalling $785,670 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1998, the Fund incurred expenses of $525,639 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------


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                                                                 Centurion Fund,
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                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each year:

                                                                                   Years Ended December 31,
                                                      --------------------------------------------------------------------------
                                                           1998             1997             1996             1995          1994
                                                      ---------        ---------        ---------        ---------     ---------
Net asset value, beginning of year                    $   25.52        $   24.83        $   24.25        $   17.83     $   18.52
                                                      ---------        ---------        ---------        ---------     ---------
   Income (loss) from investment operations:

   Net investment income                                    .09              .09              .08              .12           .10
   Net gains or losses on securities (both realized
     and unrealized)                                       6.67             5.30             3.71             6.96          (.51)
                                                      ---------        ---------        ---------        ---------     ---------
   Total from investment operations                        6.76             5.39             3.79             7.08          (.41)
                                                      ---------        ---------        ---------        ---------     ---------

   Less distributions:

    Dividends from net investment income                   (.09)            (.09)            (.12)            (.10)         (.01)
    Distributions from capital gains                      (1.75)           (4.61)           (3.09)            (.56)         (.27)
                                                      ---------        ---------        ---------        ---------     ---------
    Total distributions                                   (1.84)           (4.70)           (3.21)            (.66)       (.28))
                                                      ---------        ---------        ---------        ---------     ---------

Net asset value, end of year                          $   30.44        $   25.52        $   24.83        $   24.25     $   17.83
                                                      =========        =========        =========        =========     =========

                                                                                                                       ---------
Total return**                                          +27.47%          +21.39%          +17.34%          +40.08%        -2.21%
                                                      =========        =========        =========        =========     =========

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                $ 815,207        $ 720,091        $ 639,341        $ 525,449     $ 352,745
Ratio of operating expenses to average
  net assets                                                .59%(1)          .60%(1)          .59%(1)          .62%          .61%
Ratio of net investment income to average
  net assets                                                .31%             .35%             .36%             .60%          .57%
Portfolio turnover rate                                     112%              85%             141%             114%          122%

(1) After offset of custody credits. Excluding the custody credits would not have changed the expense ratio.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
December 31, 1998

To the Shareholders and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 1999

--------------------------------------------------------------------------------


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                                                                 ---------------

--------------------------------------------------------------------------------

                         Other Information (unaudited)

----------
Year 2000.
----------

      Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

      The Year 2000 Problem is expected to impact corporations which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

--------------------------------------------------------------------------------


                                      117
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Strategic Asset
   Management
---------------
       10
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

----------------------
COMMON STOCKS -- 85.6%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Advertising -- 1.4%
      48,000      Interpublic Group of
                    Companies, Inc.                                  $ 3,828,000
     198,000      Omnicom Group, Inc.                                 11,484,000
     144,000      Snyder Communications, Inc.*                         4,860,000
                                                                   -------------
                                                                      20,172,000
                                                                   -------------
Aerospace/Defense -- 1.2%
      13,000      Cordant Technologies, Inc.                             487,500
     104,000      General Dynamics Corp.                               6,097,000
      89,000      Gulfstream Aerospace Corp.*                          4,739,250
      77,000      Litton Industries, Inc.*                             5,024,250
                                                                   -------------
                                                                      16,348,000
                                                                   -------------
Air Transport -- 0.7%
     120,000      Comair Holdings, Inc.                                4,050,000
      95,000      SkyWest, Inc.                                        3,105,312
     106,500      Southwest Airlines Co.                               2,389,594
                                                                   -------------
                                                                       9,544,906
                                                                   -------------
Apparel -- 0.2%
      66,000      V.F. Corp.                                           3,093,750
                                                                   -------------
Auto Parts-Original Equipment -- 0.4%
      36,000      Magna International, Inc. Class "A"                  2,232,000
     164,000      Tower Automotive, Inc.*                              4,089,750
                                                                   -------------
                                                                       6,321,750
                                                                   -------------
Auto Parts-Replacement -- 0.5%
     120,300      Federal-Mogul Corp.                                  7,157,850
                                                                   -------------
Bank -- 2.9%
     152,000      AmSouth Bancorporation                               6,935,000
      94,000      Chase Manhattan Corp.                                6,397,875
     123,999      First Union Corp.                                    7,540,689
      88,000      Mellon Bank Corp.                                    6,050,000
     165,000      North Fork Bancorporation, Inc.                      3,949,688
      67,000      SouthTrust Corp.                                     2,474,812
     119,500      Zions Bancorporation                                 7,453,813
                                                                   -------------
                                                                      40,801,877
                                                                   -------------
Bank- Midwest -- 2.2%
     115,000      Bank One Corp.                                       5,872,188
      80,000      Comerica Inc.                                        5,455,000
     103,000      Fifth Third Bancorp                                  7,345,187
     111,000      First Tennessee National Corp.                       4,224,937
      70,000      Northern Trust Corp.                                 6,111,875
      34,000      Old Kent Financial Corp.                             1,581,000
                                                                   -------------
                                                                      30,590,187
                                                                   -------------
Beverage-Alcoholic -- 0.2%
      62,000      Coors (Adolph) Co. Class "B"                         3,499,125
                                                                   -------------
Building Materials -- 0.2%
      80,000      Masco Corp.                                          2,300,000
                                                                   -------------
Cable TV -- 1.3%
     151,000      Cablevision Systems Corp. Class "A"                  7,578,313
     135,000      Comcast Corp. Class "A"*                             7,922,812
      62,000      EchoStar Communications Corp.
                    Class "A"*                                         2,999,250
                                                                   -------------
                                                                      18,500,375
                                                                   -------------
Coal/Alternate Energy -- 0.5%
     159,000      AES Corp.*                                           7,532,625
                                                                   -------------
Computer & Peripherals -- 6.2%
     144,000      American Power Conversion Corp.*                     6,975,000
     175,000      Apple Computer, Inc.*                                7,164,062
      86,000      Cisco Systems, Inc.*                                 7,981,875
     159,000      Compaq Computer Corp.                                6,668,063
     105,000      Dell Computer Corp.*                                 7,684,687
     131,000      EMC Corp.*                                          11,135,000
     118,000      International Business Machines
                    Corp.                                             21,800,500
      73,000      Sun Microsystems, Inc.*                              6,250,625
     218,000      Unisys Corp.*                                        7,507,375
     120,000      Xircom, Inc.*                                        4,080,000
                                                                   -------------
                                                                      87,247,187
                                                                   -------------
Computer Software & Services -- 6.4%
      12,202      Acclaim Entertainment, Inc.*                           149,475
     123,000      American Management Systems, Inc.*                   4,920,000
      86,000      Citrix Systems, Inc.*                                8,347,375
     166,000      Compuware Corp.*                                    12,968,750
      66,000      Comverse Technology, Inc.*                           4,686,000
     101,000      Electronics For Imaging, Inc.*                       4,058,937
     135,000      Fiserv, Inc.*                                        6,944,063
      15,000      IMRglobal Corp.*                                       441,562
      33,000      Keane, Inc.*                                         1,317,937
      87,000      Mercury Interactive Corp.*                           5,502,750
     156,000      Microsoft Corp.*                                    21,635,250
     110,000      Oracle Corp.*                                        4,743,750
     203,000      Paychex, Inc.                                       10,441,813
     129,000      Siebel Systems, Inc.*                                4,377,938
                                                                   -------------
                                                                      90,535,600
                                                                   -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 Strategic Asset
                                                                    Management
                                                                 ---------------
                                                                        10
                                                                 ---------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Diversified Companies -- 1.4%
      72,000      Danaher Corp.                                      $ 3,910,500
     158,000      Tyco International, Ltd.                            11,919,125
      31,000      United Technologies Corp.                            3,371,250
                                                                   -------------
                                                                      19,200,875
                                                                   -------------
Drug -- 7.1%
      74,000      ALZA Corp.*                                          3,866,500
     134,000      Amgen Inc.*                                         14,011,375
     148,000      Biogen, Inc.*                                       12,284,000
     120,000      Forest Laboratories, Inc.*                           6,382,500
      49,000      Genzyme Corp.*                                       2,437,750
      83,000      MedImmune, Inc.*                                     8,253,312
     161,000      Mylan Laboratories, Inc.                             5,071,500
     143,000      Pfizer, Inc.                                        17,937,563
      18,000      Quintiles Transnational Corp.*                         960,750
     216,000      Schering-Plough Corp.                               11,934,000
      40,000      Separcor, Inc.*                                      3,525,000
      85,000      Warner-Lambert Co.                                   6,390,937
     111,000      Watson Pharmaceuticals, Inc.*                        6,979,125
                                                                   -------------
                                                                     100,034,312
                                                                   -------------
Drugstore -- 1.1%
     131,000      CVS Corp.                                            7,205,000
     159,000      Rite Aid Corp.                                       7,880,438
                                                                   -------------
                                                                      15,085,438
                                                                   -------------
Electrical Utility-Central -- 1.8%
      87,000      CMS Energy Corp.                                     4,214,062
     110,000      DTE Energy Co.                                       4,716,250
     142,000      Houston Industries, Inc.                             4,561,750
     130,000      Northern States Power Co.                            3,607,500
     125,000      Unicom Corp.                                         4,820,313
     102,000      Wisconsin Energy Corp.                               3,206,625
                                                                   -------------
                                                                      25,126,500
                                                                   -------------
Electric Utility-East -- 1.6%
      60,000      Baltimore Gas and Electric Co.                       1,852,500
      80,000      Carolina Power & Light Co.                           3,765,000
      26,000      Consolidated Edison, Inc.                            1,374,750
      78,000      Florida Progress Corp.                               3,495,375
     260,000      Niagara Mohawk Power Corp.*                          4,192,500
      75,000      PECO Energy Co.                                      3,121,875
     150,000      Southern Co. (The)                                   4,359,375
                                                                   -------------
                                                                      22,161,375
                                                                   -------------
Electrical Equipment -- 0.7%
      87,000      General Electric Co.                                 8,879,438
      48,000      Semtech Corp.*                                       1,722,000
                                                                   -------------
                                                                      10,601,438
                                                                   -------------
Electronics -- 2.3%
     101,000      Gemstar International Group, Ltd.*                   5,782,250
     116,000      Lexmark International Group, Inc.
                    Class "A"*                                        11,658,000
     228,750      Symbol Technologies, Inc.                           14,625,703
                                                                   -------------
                                                                      32,065,953
                                                                   -------------
Entertainment -- 2.6%
     168,000      CBS Corp.*                                           5,502,000
     114,000      Chancellor Media Corp.*                              5,457,750
     127,000      Clear Channel Communications, Inc.*                  6,921,500
      91,000      Jacor Communications, Inc.                           5,858,125
     222,000      Time Warner, Inc.                                   13,777,875
                                                                   -------------
                                                                      37,517,250
                                                                   -------------
Environmental -- 0.2%
     135,000      Allied Waste Industries, Inc.*                       3,189,375
                                                                   -------------
Financial Services -- 0.2%
      32,498      Associates First Capital Corp.
                    Class "A"*                                         1,377,103
      21,000      Citigroup Inc.                                       1,039,500
                                                                   -------------
                                                                       2,416,603
                                                                   -------------
Food Processing -- 0.8%
     114,000      Earthgrains Co. (The)                                3,526,875
     127,000      Quaker Oats Co. (The)                                7,556,500
                                                                   -------------
                                                                      11,083,375
                                                                   -------------
Food Wholesalers -- 0.4%
     192,000      Supervalu, Inc.                                      5,376,000
                                                                   -------------
Foreign Telecommunication -- 0.4%
      52,000      Nokia Corp. (ADR) Class "A"                          6,262,750
                                                                   -------------
Furniture/Home Furnishings -- 0.6%
      32,000      Ethan Allen Interiors, Inc.                          1,312,000
     110,000      Furniture Brands International, Inc.*                2,997,500
     132,000      Miller (Herman), Inc.                                3,547,500
                                                                   -------------
                                                                       7,857,000
                                                                   -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

Shares                                                                     Value
--------------------------------------------------------------------------------

Grocery -- 2.6%
     146,000      Albertson's, Inc.                               $    9,298,375
     122,000      Kroger Co.*                                          7,381,000
     148,000      Meyer (Fred), Inc.*                                  8,917,000
     186,800      Safeway Inc.*                                       11,383,125
                                                                  --------------
                                                                      36,979,500
                                                                  --------------
Healthcare Information Systems -- 0.2%
     117,000      HBO & Co.                                            3,356,437
                                                                  --------------
Home Appliance -- 0.6%
     146,000      Maytag Corp.                                         9,088,500
                                                                  --------------
Homebuilding -- 0.4%
      80,000      Centex Corp.                                         3,605,000
     110,000      Lennar Corp.                                         2,777,500
                                                                  --------------
                                                                       6,382,500
                                                                  --------------
Hotel/Gaming -- 0.1%
     107,000      Rio Hotel & Casino, Inc.*                            1,698,625
                                                                  --------------
Household Products -- 0.5%
      64,000      Clorox Co. (The)                                     7,476,000
                                                                  --------------
Industrial Services -- 0.6%
      60,000      Labor Ready Inc.*                                    1,181,250
      64,000      Metzler Group Inc.*                                  3,116,000
      78,000      Robert Half International, Inc.*                     3,485,625
                                                                  --------------
                                                                       7,782,875
                                                                  --------------
Insurance-Diversified -- 1.2%
     106,000      American Bankers
                    Insurance Group, Inc.                              5,127,750
      83,000      American General Corp.                               6,474,000
      51,000      American International Group, Inc.                   4,927,875
                                                                  --------------
                                                                      16,529,625
                                                                  --------------
Insurance-Life -- 1.3%
     146,000      AFLAC, Inc.                                          6,424,000
      79,000      Jefferson-Pilot Corp.                                5,925,000
      66,000      SunAmerica Inc.                                      5,354,250
                                                                  --------------
                                                                      17,703,250
                                                                  --------------
Insurance-Property/Casualty -- 0.4%
      31,000      Progressive Corp.                                    5,250,625
                                                                  --------------
Internet -- 1.3%
      70,000      America Online, Inc.*                               11,200,000
      40,000      CMGI, Inc.*                                          4,260,000
      66,000      Macromedia, Inc.*                                    2,223,375
       6,000      Network Appliance, Inc.*                               270,000
                                                                  --------------
                                                                      17,953,375
                                                                  --------------
Machinery -- 0.9%
      60,000      Applied Power, Inc. Class "A"                        2,265,000
      74,000      Briggs & Stratton Corp.                              3,690,750
      93,000      Ingersoll-Rand Co.                                   4,365,187
     100,000      Terex Corp.*                                         2,856,250
                                                                  --------------
                                                                      13,177,187
                                                                  --------------
Medical Services -- 1.1%
      42,000      CIGNA Corp.                                          3,247,125
     120,000      Health Management Associates,
                    Inc. Class "A"*                                    2,595,000
      40,000      PacifiCare Health Systems, Inc.
                    Class "B"*                                         3,180,000
      74,000      WellPoint Health Networks Inc.*                      6,438,000
                                                                  --------------
                                                                      15,460,125
                                                                  --------------
Medical Supplies -- 3.9%
     120,000      Allegiance Corp.                                     5,595,000
     127,000      Allergan, Inc.                                       8,223,250
     104,000      Arterial Vascular
                    Engineering, Inc.*                                 5,460,000
     178,000      Becton, Dickinson & Co.                              7,598,375
      16,000      Centocor, Inc.*                                        722,000
      93,000      McKesson Corp.                                       7,352,813
      49,000      Medtronic, Inc.                                      3,638,250
     106,000      Safeskin Corp.*                                      2,557,250
      55,000      Sofamor Danek Group, Inc.*                           6,696,250
      89,000      VISX, Inc.*                                          7,781,937
                                                                  --------------
                                                                      55,625,125
                                                                  --------------
Natural Gas-Diversified -- 0.6%
      12,000      El Paso Energy Corp.                                   417,750
     141,000      Enron Corp.                                          8,045,813
                                                                  --------------
                                                                       8,463,563
                                                                  --------------
Newspaper -- 0.3%
     140,000      News Corp., Ltd. (ADR)                               3,701,250
                                                                  --------------
Office Equipment & Supplies -- 1.9%
     175,000      Office Depot, Inc.*                                  6,464,063
     126,000      Pitney Bowes, Inc.                                   8,323,875
     272,437      Staples, Inc.*                                      11,902,091
                                                                  --------------
                                                                      26,690,029
                                                                  --------------
Paper & Forest Products -- 0.0%
      37,000      Mail-Well, Inc.*                                       423,187
                                                                  --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Precision Instrument -- 0.6%
      48,000      Hutchinson Technology Inc.*                     $    1,710,000
      71,000      Waters Corp.*                                        6,194,750
                                                                  --------------
                                                                       7,904,750
                                                                  --------------
Publishing -- 0.6%
      90,000      McGraw-Hill Companies, Inc. (The)                    9,168,750
                                                                  --------------
Recreation -- 1.6%
      58,000      Action Performance Companies, Inc.*                  2,051,750
     127,000      Carnival Corp.                                       6,096,000
     166,000      Harley-Davidson, Inc.                                7,864,250
     174,000      Royal Caribbean Cruises, Ltd.                        6,438,000
                                                                  --------------
                                                                      22,450,000
                                                                  --------------
Restaurant -- 1.4%
     145,000      Brinker International, Inc.*                         4,186,875
     167,000      McDonald's Corp.                                    12,796,375
      70,000      Papa John's International, Inc.*                     3,088,750
                                                                  --------------
                                                                      20,072,000
                                                                  --------------
Retail-Building Supply -- 1.2%
     168,000      Home Depot Inc. (The)                               10,279,500
     148,000      Lowe's Companies, Inc.                               7,575,750
                                                                  --------------
                                                                      17,855,250
                                                                  --------------
Retail-Special Lines -- 5.1%
      70,520      Abercrombie & Fitch Co. Class "A"*                   4,989,290
     104,000      AnnTaylor Stores Corp.*                              4,101,500
      38,000      Barnes & Noble, Inc.*                                1,615,000
     300,000      Bed Bath & Beyond, Inc.*                            10,237,500
     200,000      Best Buy Co., Inc.*                                 12,275,000
      96,000      Borders Group, Inc.*                                 2,394,000
      82,000      Circuit City Stores-Circuit City Group               4,094,875
     100,500      Dollar Tree Stores, Inc.*                            4,390,594
     157,500      Gap, Inc.                                            8,859,375
      65,000      Insight Enterprises, Inc.*                           3,306,875
      35,000      Micro Warehouse, Inc.*                               1,183,437
     334,000      TJX Companies, Inc.                                  9,686,000
      82,000      Tandy Corp.                                          3,377,375
      28,000      Williams-Sonoma, Inc.*                               1,128,750
                                                                  --------------
                                                                      71,639,571
                                                                  --------------
Retail Store -- 3.0%
     144,000      Dayton-Hudson Corp.                                  7,812,000
     230,000      Kmart Corp.*                                         3,521,875
     174,000      Kohl's Corp.*                                       10,690,125
     245,000      Wal-Mart Stores, Inc.                               19,952,187
                                                                  --------------
                                                                      41,976,187
                                                                  --------------
Semiconductor -- 2.1%
     132,000      Micron Technology, Inc.*                             6,674,250
      49,000      Motorola, Inc.                                       2,992,062
      83,000      PMC-Sierra, Inc.*                                    5,239,375
      51,000      QLogic Corp.*                                        6,674,625
      45,000      TranSwitch Corp.*                                    1,752,188
     132,000      Vitesse Semiconductor Corp.*                         6,022,500
                                                                  --------------
                                                                      29,355,000
                                                                  --------------
Semiconductor Capital Equipment -- 0.3%
      74,000      Altera Corp.*                                        4,504,750
                                                                  --------------
Telecommunications Equipment -- 0.8%
     170,000      General Instrument Corp.*                            5,769,375
     177,000      Tekelec*                                             2,931,562
      40,000      Tellabs, Inc.*                                       2,742,500
                                                                  --------------
                                                                      11,443,437
                                                                  --------------
Telecommunication Services -- 4.6%
     107,000      AirTouch Communications, Inc.*                       7,717,375
     188,000      BellSouth Corp.                                      9,376,500
     170,000      Century Telephone Enterprises, Inc.                 11,475,000
     124,000      GeoTel Communications Corp.*                         4,619,000
     130,000      MediaOne Group, Inc.*                                6,110,000
      72,000      Pacific Gateway Exchange, Inc.*                      3,460,500
     190,000      SBC Communications Inc.                             10,188,750
      40,000      SkyTel Communications, Inc.*                           885,000
      96,000      U.S. West, Inc.                                      6,204,000
     128,000      WinStar Communications, Inc.*                        4,992,000
                                                                  --------------
                                                                      65,028,125
                                                                  --------------
Textile -- 0.1%
      48,000      WestPoint Stevens, Inc.*                             1,515,000
                                                                  --------------
Thrift -- 0.7%
     133,000      Dime Bancorp, Inc.                                   3,516,189
      44,000      Golden West Financial Corp.                          4,034,250
      68,000      GreenPoint Financial Corp.                           2,388,500
                                                                  --------------
                                                                       9,938,939
                                                                  --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

Shares                                                                     Value
--------------------------------------------------------------------------------

Toiletries/Cosmetics -- 0.1%
      44,000      Avon Products, Inc.                             $    1,947,000
                                                                  --------------

TOTAL COMMON STOCKS
  (Cost $818,592,284)                                              1,210,164,013
                                                                  --------------
---------------------------------
U.S. TREASURY OBLIGATIONS -- 3.5%
---------------------------------

  Principal
    Amount
  ---------
 $10,000,000      U.S. Treasury Notes 6 1/2%,
                    due 5/31/02                                       10,562,800
  13,500,000      U.S. Treasury Notes 5 1/2%,
                    due 5/31/03                                       13,932,270
  20,000,000      U.S. Treasury Bonds 7 1/4%,
                    due 8/15/22                                       24,859,400
                                                                  --------------

TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $43,379,722)                                                  49,354,470
                                                                  --------------

------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%
------------------------------------------

  13,500,000      Federal National Mortgage
                    Association 4.750%, due 11/14/03                  13,360,815
  10,000,000      Federal National Mortgage
                    Association 5.750%, due 6/15/05                   10,369,700
  13,000,000      Federal National Mortgage
                    Association 6.50%, due 7/16/07                    14,046,500
  10,000,000      Federal National Mortgage
                    Association Pool 380188
                    6.450%, due 4/1/08                                10,325,000
  14,000,000      Federal Home Loan Mortgage Corp.
                    5 3/4%, due 4/15/08                               14,507,780

TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS (Cost $60,527,969)                                      62,609,795
                                                                  --------------

-------------------------------
CORPORATE BONDS & NOTES -- 1.4%
-------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------

Chemical-Diversified -- 0.4%
   5,000,000      Goodrich (B.F.) Co. (The)
                    Notes 6.45%, 4/15/08                          $    5,091,750
                                                                  --------------
Telecommunication Services -- 1.0%
   5,000,000      AirTouch Communications Inc.
                    Notes 6.65%, due 5/1/08                            5,297,000
   5,000,000      MCI Worldcom, Inc. Sr. Notes
                    6.40%, due 8/15/05                                 5,184,550
   4,000,000      MCI Worldcom, Inc. Sr. Notes
                    6.50%, due 4/15/10                                 4,202,000
                                                                  --------------
                                                                      14,683,550
                                                                  --------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $18,963,198)                                                  19,775,300
                                                                  --------------

TOTAL INVESTMENT SECURITIES -- 94.9%
  (Cost $941,463,173)                                              1,341,903,578
                                                                  --------------

REPURCHASE AGREEMENT -- 4.2%
(includes accrued interest)
 $59,700,000      Collateralized by $37,945,000
                    U.S. Treasury Notes 6 3/8%, due
                    3/31/01, and $19,985,000 U.S.
                    Treasury Notes 5 3/4%, due
                    4/30/03, with a combined value of
                    $60,941,993 (with First Chicago
                    Capital Markets, Inc., 4.35%,
                    dated 12/31/98, due 1/4/99,
                    delivery value of $59,728,855)                    59,707,214
                                                                  --------------

CASH AND RECEIVABLES LESS
   LIABILITIES -- 0.9%                                                12,672,905
                                                                  --------------

NET ASSETS -- 100.0%                                              $1,414,283,697
                                                                  ==============

NET ASSET VALUE PER
OUTSTANDING SHARE                                                 $        25.22
($1,414,283,697 / 56,070,175                                      ==============

* Non-income producing.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
  Investment in securities, at value
   (cost $941,463,173)                                          $ 1,341,903,578
  Repurchase agreement (cost $59,707,214)                            59,707,214
  Cash                                                                   98,172
  Receivable for securities sold                                     12,417,746
  Interest and dividends receivable                                   2,488,829
  Receivable for shares sold                                             98,945
                                                                ---------------
    TOTAL ASSETS                                                  1,416,714,484
                                                                ---------------
LIABILITIES
  Payable for securities purchased                                      969,063
  Payable for shares repurchased                                        632,398
  Accrued expenses:
   Advisory fee                                                         564,750
   GIAC administrative service fee                                      180,000
   Other                                                                 84,576
                                                                ---------------
    TOTAL LIABILITIES                                                 2,430,787
                                                                ---------------
NET ASSETS                                                      $ 1,414,283,697
                                                                ===============
NET ASSETS CONSIST OF:
  Capital stock, at $0.01 par value
   (authorized unlimited, outstanding
   56,070,175 shares)                                           $       560,702
  Additional paid-in capital                                        918,572,748
  Undistributed net investment income                                15,360,902
  Undistributed net realized gain on investments                     79,348,940
  Net unrealized appreciation of investments                        400,440,405
                                                                ---------------
NET ASSETS                                                      $ 1,414,283,697
                                                                ===============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($1,414,283,697 / 56,070,175
  shares outstanding)                                           $         25.22
                                                                ===============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Investment Income:
 Interest                                                       $    16,132,187
 Dividends (Net of foreign withholding
    tax of $29,649)                                                   6,808,183
                                                                ---------------
    Total Income                                                     22,940,370
                                                                ---------------

Expenses:
 Investment advisory fee                                              6,293,798
 GIAC administrative service fee                                        720,784
 Custodian fees                                                         163,828
 Audit and legal fees                                                    40,359
 Insurance and dues                                                      23,295
 Trustees' fees and expenses                                             19,416
 Taxes and other                                                         15,169
 Printing and stationery                                                  2,524
                                                                ---------------
   Total Expenses Before Custody Credits                              7,279,173
   Less: Custody Credits                                                (21,195)
                                                                ---------------
   Net Expenses                                                       7,257,978
                                                                ---------------
Net Investment Income                                                15,682,392
                                                                ---------------
Net Realized and Unrealized Gain on
 Investments:
 Net realized gain                                                   79,864,542
 Net change in unrealized appreciation                              215,856,062
                                                                ---------------
 Net Realized Gain and Change in
    Unrealized Appreciation on Investments                          295,720,604
                                                                ---------------
Net Increase in Net Assets from Operations                      $   311,402,996
                                                                ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1998 and 1997

                                                                       1998                 1997
                                                                 ---------------      ---------------
Operations:
   Net investment income                                         $    15,682,392      $    35,186,725
   Net realized gain on investments                                   79,864,542          101,703,718
   Change in net unrealized appreciation                             215,856,062           30,109,960
                                                                 ---------------      ---------------
   Net increase in net assets from operations                        311,402,996          167,000,403
                                                                 ---------------      ---------------

Distributions to Shareholders:
   Net investment income                                             (35,369,549)         (26,826,322)
   Net realized gain from investment transactions                   (101,947,527)        (122,913,330)
                                                                 ---------------      ---------------
   Total distributions                                              (137,317,076)        (149,739,652)
                                                                 ---------------      ---------------

Trust Share Transactions:
   Proceeds from sale of shares                                       98,680,308           69,411,109
   Proceeds from reinvestment of distributions to shareholders       137,317,076          149,739,652
   Cost of shares repurchased                                       (192,389,054)        (112,606,824)
                                                                 ---------------      ---------------
   Net increase from Trust share transactions                         43,608,330          106,543,937
                                                                 ---------------      ---------------
Total Increase in Net Assets                                         217,694,250          123,804,688

Net Assets:
   Beginning of year                                               1,196,589,447        1,072,784,759
                                                                 ---------------      ---------------
   End of year                                                   $ 1,414,283,697      $ 1,196,589,447
                                                                 ===============      ===============
Undistributed Net Investment Income, at End of Year              $    15,360,902      $    35,048,059
                                                                 ===============      ===============

                       See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
December 31, 1998

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply

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-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                   Year Ended        Year Ended
                                                  December 31,      December 31,
                                                      1998              1997
                                                  ------------      ------------
Shares sold                                         4,261,820        3,117,519
Shares issued in reinvestment
 of dividends and distributions                     6,157,716        7,049,889
                                                   ----------       ----------
                                                   10,419,536       10,167,408
Shares repurchased                                  8,418,685        5,083,552
                                                   ----------       ----------
Net increase                                        2,000,851        5,083,856
                                                   ==========       ==========
Dividends per share from net
 investment income                                 $      .68       $      .55
                                                   ==========       ==========
Distributions per share from
 net realized gains                                $     1.96       $     2.52
                                                   ==========       ==========

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NOTES TO FINANCIAL STATEMENTS
December 31, 1998

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                         Year Ended
                                        December 31,
                                            1998
                                       --------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                   $  138,887,461
 Other Investment Securities            1,137,183,764
                                       --------------
                                       $1,276,071,225
                                       ==============
SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                   $  515,328,475
 Other Investment Securities              865,983,039
                                       --------------
                                       $1,381,311,514
                                       ==============

      At December 31, 1998, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes is $1,001,195,574. The aggregate appreciation and depreciation of investments at December 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes is $406,532,723 and $6,117,505, respectively, resulting in a net appreciation of $400,415,218.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $6,293,798 was paid or payable to the Adviser, for the year ended December 31, 1998. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $2,718 by the Trust for the year ended December 31, 1998. During the year ended December 31, 1998, the Trust paid brokerage commissions totalling $859,104 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1998, the Trust incurred expenses of $720,784 in connection with such services rendered by GIAC.

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-------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year:

                                                                                 Years Ended December 31,
                                                 ----------------------------------------------------------------------------------
                                                     1998              1997              1996               1995            1994
                                                     ----              ----              ----               ----            ----
Net asset value, beginning of year               $     22.13       $     21.90       $     20.27        $     16.13     $     17.01
                                                 -----------       -----------       -----------        -----------     -----------
   Income (loss) from investment operations:
   Net investment income                                 .30               .65               .53                .39             .26
   Net gains or losses on securities
    (both realized and unrealized)                      5.43              2.65              2.56               4.17           (1.09)
                                                 -----------       -----------       -----------        -----------     -----------
   Total from investment operations                     5.73              3.30              3.09               4.56            (.83)
                                                 -----------       -----------       -----------        -----------     -----------

   Less distributions:
    Dividends from net investment income                (.68)             (.55)             (.37)              (.26)           (.01)
    Distributions from capital gains                   (1.96)            (2.52)            (1.09)              (.16)           (.04)
                                                 -----------       -----------       -----------        -----------     -----------
    Total distributions                                (2.64)            (3.07)            (1.46)              (.42)           (.05)
                                                 -----------       -----------       -----------        -----------     -----------
Net asset value, end of year                     $     25.22       $     22.13       $     21.90        $     20.27     $     16.13
                                                 ===========       ===========       ===========        ===========     ===========
Total return**                                       +27.45%           +15.66%           +15.87%            +28.54%          -4.88%
                                                 ===========       ===========       ===========        ===========     ===========

Ratios/Supplemental Data:

Net assets, end of year (in thousands)           $ 1,414,284       $ 1,196,589       $ 1,072,785        $   876,509     $   662,721
Ratio of operating expenses to average
  net assets                                             .58%(1)           .59%(1)           .58%(1)            .60%            .60%
Ratio of net investment income to average
  net assets                                            1.25%             3.08%             2.70%              2.18%           1.65%
Portfolio turnover rate                                  106%               58%               71%                63%            100%

(1) After custody credits. Excluding the custody credits would not have changed the expense ratio.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Trust") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 1999

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-------------------------------------------

                          Other Information (unaudited)

----------
Year 2000.
----------

      Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

      The Year 2000 Problem is expected to impact corporations which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

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MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

--------------------
U.S. STOCKS -- 89.5%
--------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

Aerospace -- 3.4%
      53,205     Allied Signal, Inc.                                $  2,357,648
      20,608     General Dynamics Corp.                                1,208,144
       7,067     Lockheed-Martin Corp.                                   598,928
      36,975     United Technologies Corp.                             4,021,031
                                                                    ------------
                                                                       8,185,751
Automotive -- 0.7%
      27,220     Federal Mogul Corp.                                   1,619,590
                                                                    ------------
Banks and Credit Companies -- 5.6%
       8,900     Bankers Trust Corp.                                     760,394
      10,294     Comerica, Inc.                                          701,922
      10,915     Firstar Corp.                                         1,017,824
       7,988     Fleet Financial Group, Inc.                             356,964
      26,562     National City Corp.                                   1,925,745
      12,826     Northern Trust Corp.                                  1,119,870
      25,572     State Street Corp.                                    1,778,852
      54,804     US Bancorp                                            1,945,542
      30,277     Washington Mutual, Inc.                               1,156,203
      75,717     Wells Fargo Co.                                       3,023,947
                                                                    ------------
                                                                      13,787,263
                                                                    ------------
Broadcasting -- 0.1%
       5,200     Infinity Broadcasting Corp.*                            142,350
                                                                    ------------
Business Machines -- 3.9%
      22,014     International Business Machines
                   Corp.                                               4,067,086
      13,500     Sun Microsystems, Inc.*                               1,155,938
      36,925     Xerox Corp.                                           4,357,150
                                                                    ------------
                                                                       9,580,174
                                                                    ------------
Business Services -- 0.5%
       4,669     Computer Sciences Corp.                                 300,859
      16,715     DST Systems, Inc.*                                      953,799
                                                                    ------------
                                                                       1,254,658
                                                                    ------------
Chemicals -- 0.5%
      25,126     Air Products & Chemicals, Inc.                        1,005,040
       4,349     Du Pont (E.I.) de Nemours
                   & Co., Inc.                                           230,769
                                                                    ------------
                                                                       1,235,809
                                                                    ------------
Computer Software-Personal Computers -- 2.1%
      36,422     Microsoft Corp.*                                      5,051,276
                                                                    ------------
Computer Software-Services -- 0.2%
       4,700     EMC Corp.*                                              399,500
                                                                    ------------
Computer Software-Systems -- 1.6%
      16,002     BMC Software, Inc.*                                     713,089
      33,758     Computer Associates International,
                   Inc.                                                1,438,935
      41,554     Oracle Corp.*                                         1,792,016
                                                                    ------------
                                                                       3,944,040
                                                                    ------------
Consumer Goods and Services -- 9.9%
      33,564     Black & Decker Corp.                                  1,881,682
       8,481     Clorox Co.                                              990,687
      12,682     Colgate-Palmolive Co.                                 1,177,841
      48,354     Gillette Co.                                          2,336,103
      48,339     Kimberly-Clark Corp.                                  2,634,475
      42,700     Newell Co.                                            1,761,375
      87,345     Philip Morris Cos., Inc.                              4,672,957
      30,283     Procter & Gamble Co.                                  2,765,216
      65,400     Service Corp. International                           2,489,288
      47,187     Tyco International Ltd.                               3,559,669
                                                                    ------------
                                                                      24,269,293
                                                                    ------------
Electrical Equipment -- 2.7%
      28,350     Emerson Electric Co.                                  1,715,175
      38,931     General Electric Co.                                  3,973,395
      13,496     Honeywell, Inc.                                       1,016,418
                                                                    ------------
                                                                       6,704,988
                                                                    ------------
Electronics -- 1.2%
      24,700     Intel Corp.                                           2,928,494
                                                                    ------------
Entertainment -- 2.1%
      53,400     Disney (Walt) Co.                                     1,602,000
      23,620     MediaOne Group, Inc.*                                 1,110,140
      36,920     Time Warner, Inc.                                     2,291,348
                                                                    ------------
                                                                       5,003,488
                                                                    ------------
Financial Institutions -- 2.4%
      60,760     Associates First Capital Corp., "A"                   2,574,705
      49,298     Federal Home Loan Mortgage Corp.                      3,176,640
                                                                    ------------
                                                                       5,751,345
                                                                    ------------

                       See notes to financial statements.

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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

Shares                                                                     Value
--------------------------------------------------------------------------------

Food and Beverage Products -- 3.7%
      24,500     Anheuser Busch Cos., Inc.                          $  1,607,812
      16,600     Bestfoods Co.                                           883,950
       4,452     Coca-Cola Co.                                           297,727
      48,571     Hershey Foods Corp.                                   3,020,509
      25,238     Interstate Bakeries Corp.                               667,230
      10,400     PepsiCo., Inc.                                          425,750
      67,962     Ralston-Purina Co.                                    2,200,270
                                                                    ------------
                                                                       9,103,248
                                                                    ------------
Insurance -- 8.5%
      52,850     Allstate Corp.                                        2,041,331
      12,100     American International Group, Inc.                    1,169,162
      10,930     Chubb Corp.                                             709,084
      33,798     CIGNA Corp.                                           2,613,008
      14,500     Equitable Cos., Inc.                                    839,188
      54,070     Hartford Financial Services Group,
                   Inc.                                                2,967,091
      24,387     Lincoln National Corp.                                1,995,161
      13,681     MBIA, Inc.                                              896,961
      22,017     Progressive Corp.                                     3,729,129
      52,668     Torchmark Corp.                                       1,859,839
      16,838     Transamerica Corp.                                    1,944,789
                                                                    ------------
                                                                      20,764,743
                                                                    ------------
Manufacturing -- 0.4%
      18,800     Illinois Tool Works, Inc.                             1,090,400
                                                                    ------------
Medical and Health Products -- 11.0%
      75,966     American Home Products Corp.                          4,277,835
       6,400     Arterial Vascular Engineering, Inc.*                    336,000
      32,611     Bristol-Myers Squibb Co.                              4,363,759
       9,100     Eli Lilly & Co.                                         808,763
      38,243     Johnson & Johnson                                     3,207,632
      31,431     McKesson Corp.                                        2,485,013
       2,539     Merck & Co., Inc.                                       374,979
      44,415     Pfizer, Inc.                                          5,571,307
      34,140     Pharmacia & Upjohn, Inc.                              1,933,177
      21,190     Schering Plough Corp.                                 1,170,747
      32,611     Warner-Lambert Co.                                    2,451,940
                                                                    ------------
                                                                      26,981,152
                                                                    ------------
Medical and Health Technology and Services -- 2.9%
         100     Fresenius National Medical
                   Care, Inc.*                                                 3
      21,100     Guidant Corp.                                         2,326,275
      40,000     HEALTHSOUTH Corp.*                                      617,500
      16,600     Medtronic, Inc.                                       1,232,550
      58,275     Tenet Healthcare Corp.*                               1,529,719
      32,535     United Healthcare Corp.                               1,401,038
                                                                    ------------
                                                                       7,107,085
                                                                    ------------
Oils -- 3.6%
       4,310     Chevron Corp.                                           357,461
      20,500     Conoco, Inc., "A"*                                      427,938
      50,287     Exxon Corp.                                           3,677,237
      30,561     Mobil Corp.                                           2,662,627
      24,669     Texaco, Inc.                                          1,304,373
      11,059     USX-Marathon Group                                      333,152
                                                                    ------------
                                                                       8,762,788
                                                                    ------------
Photographic Products -- 0.6%
      19,310     Eastman Kodak Co.                                     1,390,320
                                                                    ------------
Pollution Control -- 0.4%
      20,916     Waste Management, Inc.                                  975,209
                                                                    ------------
Printing and Publishing -- 1.1%
      19,949     Gannett Co., Inc.                                     1,286,711
      21,701     Tribune Co.                                           1,432,266
                                                                    ------------
                                                                       2,718,977
                                                                    ------------
Railroads -- 0.2%
      11,263     Burlington Northern Santa Fe
                   Railway Co.                                           380,126
                                                                    ------------
Restaurants and Lodging -- 0.2%
       7,500     McDonald's Corp.                                        574,688
                                                                    ------------
Stores -- 5.6%
      11,200     American Stores Co.                                     413,700
      29,666     CVS Corp.                                             1,631,630
      23,110     Dayton Hudson Corp.                                   1,253,717
      28,466     Home Depot, Inc.                                      1,741,763
      26,650     Nordstrom, Inc.                                         924,422
      30,306     Office Depot, Inc.*                                   1,119,428
      66,487     Rite Aid Corp.                                        3,295,262
      68,880     TJX Cos., Inc.                                        1,997,520
      15,172     Wal-Mart Stores, Inc.                                 1,235,570
                                                                    ------------
                                                                      13,613,012
                                                                    ------------

                       See notes to financial statements.

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MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

Shares                                                                     Value
--------------------------------------------------------------------------------

Supermarkets -- 3.0%
      16,300     Albertsons, Inc.                                   $  1,038,106
      20,712     Kroger Co.*                                           1,253,076
      21,990     Meyer (Fred), Inc.*                                   1,324,898
      62,370     Safeway, Inc.*                                        3,800,672
                                                                    ------------
                                                                       7,416,752
                                                                    ------------
Telecommunications -- 6.9%
      49,230     Alltel Corp.                                          2,944,569
       6,400     Ameritech Corp.                                         405,600
      28,760     Bell Atlantic Corp.                                   1,524,280
       8,923     Cisco Systems, Inc.*                                    828,166
      15,823     Lucent Technologies, Inc.*                            1,740,530
      48,634     MCI WorldCom, Inc.*                                   3,489,489
      60,580     SBC Communications, Inc.                              3,248,603
      29,574     Sprint Corp.                                          2,487,913
       9,187     Sprint PCS*                                             212,449
                                                                    ------------
                                                                      16,881,599
                                                                    ------------
Utilities-Electric -- 3.0%
      17,200     CMS Energy Corp.                                        833,125
      28,300     FirstEnergy Corp.                                       921,519
      16,700     GPU, Inc.                                               737,931
      11,852     New Century Energies, Inc.                              577,785
      27,800     Peco Energy Co.                                       1,157,175
      16,075     Pinnacle West Capital Corp.                             681,178
      34,367     Texas Utilities Co.                                   1,604,509
      19,249     Unicom Corp.                                            742,290
                                                                    ------------
                                                                       7,255,512
                                                                    ------------
Utilities-Gas -- 0.9%
      28,824     Columbia Energy Group                                 1,664,586
      15,035     KN Energy, Inc.                                         546,898
                                                                    ------------
                                                                       2,211,484
                                                                    ------------
Utilities-Telephone -- 0.6%
      29,944     BellSouth Corp.                                       1,493,457
                                                                    ------------

TOTAL U.S. STOCKS                                                   $218,578,571
                                                                    ------------
----------------------
FOREIGN STOCKS -- 5.0%
----------------------

Bermuda -- 0.7%
       9,692     Ace Ltd. (Insurance)                                    333,768
      17,286     EXEL Ltd.,"A" (Insurance)                             1,296,450
                                                                    ------------
                                                                       1,630,218
                                                                    ------------
Canada -- 0.6%
      28,251     Canadian National Railway Co.
                   (Railroads)                                         1,465,521
                                                                    ------------
France -- 0.2%
      17,225     Alcatel Alsthom Compagnie,
                   ADR (Telecommunications)                              420,936
                                                                    ------------
Italy -- 0.3%
      45,869     Sao Paolo Imi S.p.A. (Banks and
                   Credit Cos.)                                          811,054
                                                                    ------------
Japan -- 0.3%
      19,210     AFLAC, Inc. (Insurance)                                 845,240
                                                                    ------------
Switzerland -- 0.3%
         375     Nestle S.A. (Food and Beverage
                   Products)                                             816,345
                                                                    ------------
United Kingdom -- 2.6%
      36,891     British Petroleum PLC, ADR (Oils)                     3,504,645
     116,600     Rentokil Initial PLC, (Environmental
                   Services)                                             880,096
      98,000     Reuters Group PLC (Business
                   Services)                                           1,032,334
      13,800     Reuters Group PLC, ADR (Business
                   Services)                                             874,575
                                                                    ------------
                                                                       6,291,650
                                                                    ------------

TOTAL FOREIGN STOCKS                                                $ 12,280,964
                                                                    ------------

TOTAL STOCKS
  (Identified Cost, $199,297,058)                                   $230,859,535
                                                                    ------------

                       See notes to financial statements.

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                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

----------------------------------
CONVERTIBLE PREFERRED STOCKS--0.5%
----------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Agriculture -- 0.1%
       4,200     Monsanto Co., 6.50%*                               $    205,800
                                                                    ------------
Consumer Goods and Services -- 0.1%
       4,398     Newell Financial Trust Co.,
                   5.25%##*                                              231,995
                                                                    ------------
Utilities-Electric -- 0.3%
       5,475     Houston Industries, Inc., 7.00%                         582,403
       5,700     Texas Utilities Co., 3.315%                             275,025
                                                                    ------------
                                                                         857,428
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost, $995,432)                                       $  1,295,223
                                                                    ------------
-----------------------------
SHORT-TERM OBLIGATION -- 5.0%
-----------------------------

   Principal
    Amount
(000 Omitted)
-------------

     $12,055     Federal Home Loan Mortgage
                   Corp., due 1/04/99, at
                   Amortized Cost                                     12,050,479
                                                                    ------------

TOTAL INVESTMENTS
  (Identified Cost, $212,342,969)                                   $244,205,237

OTHER ASSETS LESS LIABILITIES                                            105,030
                                                                    ------------

NET ASSETS -- 100.0%                                                $244,310,267
                                                                    ============

*     Non-income producing security.
#     SEC Rule 144A restriction.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

ASSETS
    Receivable for Series shares sold                             $     555,812
    Investments, at value
      (identified cost $212,342,969)                                244,205,237
    Cash                                                                 12,703
    Receivable for investments sold                                     169,839
    Dividends receivable                                                253,513
    Receivable from investment adviser                                   39,616
    Deferred organization expenses                                        3,250
    Other assets                                                            458
                                                                  -------------
      TOTAL ASSETS                                                  245,240,428
                                                                  -------------
LIABILITIES
    Payable for investments purchased                                   361,877
    Payable for Series shares reacquired                                528,650
    Payable to affiliates:
      Management fee                                                      5,004
      Shareholder servicing agent fee                                       234
      Accrued expenses and other liabilities                             34,396
                                                                  -------------
      TOTAL LIABILITIES                                                 930,161
                                                                  -------------
NET ASSETS                                                        $ 244,310,267
                                                                  =============
NET ASSETS CONSIST OF:
    Paid-in capital                                               $ 210,795,582
    Unrealized appreciation on investments
      and translation of assets and liabilities
      in foreign currencies                                          31,862,633
    Accumulated undistributed net realized gain
      on investments and foreign currency
      transactions                                                      646,503
    Accumulated undistributed net investment
      income                                                          1,005,549
                                                                  -------------
TOTAL ASSETS                                                      $ 244,310,267
                                                                  =============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                                        12,146,049
                                                                  -------------
NET ASSET VALUE PER SHARE
    (net assets / shares of beneficial
    interest outstanding)                                         $       20.11
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1998

Net Investment Income:
 Income --
  Dividends                                                       $   1,856,517
  Interest                                                              478,388
  Foreign taxes withheld                                                (17,880)
                                                                  -------------
      Total investment income                                         2,317,025
                                                                  -------------
 Expenses --
  Management fee                                                      1,040,559
  Trustees' compensation                                                  1,971
  Shareholder servicing agent fee                                        48,381
  Administrative fee                                                     15,383
  Custodian fee                                                          54,530
  Printing                                                               51,777
  Postage                                                                    11
  Auditing fees                                                          11,121
  Legal fees                                                              1,632
  Amortization of organization expenses                                   1,837
                                                                  -------------
   Total expenses                                                     1,227,202
  Fees paid indirectly                                                   (4,154)
  Reimbursement of expenses to
    investment adviser                                                   85,624
                                                                  -------------
   Net expenses                                                       1,308,672
                                                                  -------------
Net investment income                                             $   1,008,353
                                                                  -------------

Realized and Unrealized Gain (Loss)
  on Investments:
  Realized gain (loss) (identified cost basis) --
  Investment transactions                                         $     784,125
  Foreign currency transactions                                          (2,805)
                                                                  -------------
Net Realized Gain on Investments and
  Foreign Currency Transactions                                         781,320
                                                                  -------------
  Change in unrealized appreciation --
    Investments                                                      26,597,351
  Translation of assets and liabilities in
    foreign currencies                                                      430
                                                                  -------------
Net Unrealized Gain on Investments and
  Foreign Currency Translation                                       26,597,781
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currency                                   27,379,101
                                                                  -------------
Increase in Net Assets from Operations                            $  28,387,454
                                                                  =============

                       See notes to financial statements.

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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended December 31,
                                                                                         1998             1997
                                                                                     ------------   ------------
Increase (decrease) in net assets:
From Operations --
   Net investment income                                                             $  1,008,353   $    234,505
   Net realized gain on investments and foreign currency transactions                     781,320        962,798
   Net unrealized gain on investments and foreign currency translation                 26,597,781      4,430,038
                                                                                     ------------   ------------
   Increase in net assets from operations                                              28,387,454      5,627,341
                                                                                     ------------   ------------

Distributions Declared to Shareholders --

   From net investment income                                                                  --       (236,004)
   From net realized gain on investments and foreign currency transactions                     --       (962,798)
   In excess of net investment income                                                          --           (501)
   In excess of net realized gain on investments and foreign currency transactions             --       (143,538)
                                                                                     ------------   ------------
   Total distributions declared to shareholders                                                --     (1,342,841)
                                                                                     ------------   ------------

Net increase in net assets from Series share transactions                             157,877,743     44,586,457
                                                                                     ------------   ------------
   Total Increase in Net Assets                                                       186,265,197     48,870,957

Net Assets:

   At beginning of period                                                              58,045,070      9,174,113
                                                                                     ------------   ------------
   At end of period (including accumulated undistributed net
     investment income of $1,005,549 and $0, respectively)                           $244,310,267   $ 58,045,070
                                                                                     ============   ============

                       See notes to financial statements.

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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

------------------------------
1 -- Business and Organization
------------------------------

      MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trustsm (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance policies. As of December 31, 1998, there were 45 shareholders in the Series.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation

      Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series' operations.

--------------------------------------------------------------------------------


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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

Forward Foreign Currency Exchange Contracts

      The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

      Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions

--------------------------------------------------------------------------------


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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, accumulated undistributed net investment income decreased by $2,804, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $21,326 and paid-in capital decreased by $18,522 due to differences between book and tax accounting for foreign currency transactions and return of capital distributions. This change had no effect on the net assets or net asset value per share.

---------------------------------
3 -- Transactions with Affiliates
---------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. Prior to October 2, 1998, the Series had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn paid MFS an expense reimbursement fee not greater than 0.25% of average daily net assets.

      The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator

      The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

      First $1 billion                  0.0150%
      Next $1 billion                   0.0125%
      Next $1 billion                   0.0100%
      In excess of $3 billion           0.0000%

Shareholder Servicing Agent

      MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

-------------------------
4 -- Portfolio Securities
-------------------------

      Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $227,490,924 and $74,778,919, respectively.

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                          $213,046,979
                                        ============
Gross unrealized appreciation           $ 34,701,803
Gross unrealized depreciation             (3,543,545)
                                        ------------
  Net unrealized appreciation           $ 31,158,258
                                        ============

--------------------------------------------------------------------------------


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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

----------------------------------
5 -- Shares of Beneficial Interest
----------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                 Year Ended December 31, 1998      Year Ended December 31, 1997
                                                ------------------------------    ------------------------------
                                                    Shares           Amount          Shares            Amount
                                                -------------    -------------    -------------    -------------
Shares sold                                        10,781,895    $ 197,503,394        3,352,466    $  52,088,626
Shares issued to shareholders in reinvestment
  of distributions                                         --               --           83,407        1,342,851
Shares reacquired                                  (2,166,542)     (39,625,651)        (611,729)      (8,845,020)
                                                -------------    -------------    -------------    -------------
  Net increase                                      8,615,353    $ 157,877,743        2,824,144    $  44,586,457
                                                =============    =============    =============    =============

-------------------
6 -- Line of Credit
-------------------

      The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998 was $262.

--------------------------------------------------------------------------------


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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

FINANCIAL HIGHLIGHTS

                                                                                         Year Ended
                                                                                         December 31,                  Period Ended
                                                                          -------------------------------------------  December 31,
                                                                             1998            1997           1996         1995*
                                                                          ----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value, beginning of period ..................................   $     16.44    $     12.98    $     10.61   $     10.00
                                                                          -----------    -----------    -----------   -----------
Income from investment operations##:

  Net investment income(ss.)...........................................          0.13           0.16           0.18          0.05
  Net realized and unrealized gain on investments and foreign
   currency ...........................................................          3.54           3.70           2.42          0.61
                                                                          -----------    -----------    -----------   -----------
    Total from investment operations ..................................          3.67           3.86           2.60          0.66
                                                                          -----------    -----------    -----------   -----------

Less Distributions Declared to Shareholders:

  From net investment income ..........................................            --          (0.07)         (0.09)        (0.05)
  From net realized gain on investments and foreign currency
   transactions .......................................................            --          (0.29)         (0.13)           --
  In excess of net realized gain on investments and foreign
   currency transactions ..............................................            --          (0.04)         (0.01)           --
                                                                          -----------    -----------    -----------   -----------
    Total distributions declared to shareholders ......................            --          (0.40)         (0.23)        (0.05)
                                                                          -----------    -----------    -----------   -----------
Net asset value, end of period ........................................   $     20.11    $     16.44    $     12.98   $     10.61
                                                                          -----------    -----------    -----------   -----------

Total return ..........................................................         22.32%         29.78%         24.46%         6.64%++
Ratios (to average net assets)/Supplemental data(ss.).:
  Expenses## ..........................................................          0.95%          1.00%          1.01%         1.00%+
  Net investment income ...............................................          0.73%          0.93%          1.52%         2.20%+
Portfolio turnover ....................................................            57%            42%            41%            2%
Net assets at end of period (000 omitted) .............................   $   244,310    $    58,045    $     9,174   $       365

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement.

ss. Prior to October 2, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:

  Net investment income (loss) ........................................        $ 0.14         $(0.13)        $(0.05)       $(0.41)
  Ratios (to average net assets):
     Expenses## .......................................................          0.88%          1.10%          2.07%        21.44%+
     Net investment income (loss) .....................................          0.80%          0.82%          0.46%       (18.24)%+

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Growth with Income Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 4, 1999

--------------------------------------------------------------------------------


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

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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

MFS PREPARES FOR THE YEAR 2000

MFS Investment Management(R) is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9". In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant. MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS(R) Original Researchsm process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

--------------------------------------------------------------------------------

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The Guardian Insurance & Annuity Company, Inc
201 Park Avenue South
New York, New York 10003

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